UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-40991
File No. 811-06322

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			/X/

	Pre-Effective Amendment No.		/ /
	Post-Effective Amendment No.	103	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

	Amendment No.	103

(Check appropriate box or boxes)

DELAWARE POOLED TRUST
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA			19106-2354
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including Area Code:			(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.

Taylor Brody, Esq.

Stradley, Ronon, Stevens & Young, LLP

2600 One Commerce Square, Philadelphia, PA 19103-7018

(215) 564-8099

(215) 564-8071

Approximate Date of Proposed Public Offering:			February 26, 2021

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on February 26, 2021 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--- C O N T E N T S ---

This Post-Effective Amendment No. 103 to Registration File No. 033-40991 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectuses (2)
4.	Part B - Statements of Additional Information (2)
5.	Part C - Other Information
6.	Signatures
7.	Exhibits

Prospectus

Macquarie Institutional Portfolios
(Registered as Delaware Pooled® Trust)

Nasdaq ticker symbols
US EQUITIES
Macquarie Large Cap Value Portfolio	DPDEX
INTERNATIONAL EQUITIES
Macquarie Labor Select International Equity Portfolio	DELPX
Macquarie Emerging Markets Portfolio	DPEMX
INTERNATIONAL EQUITIES (continued)
Macquarie Emerging Markets Portfolio II	DPEGX
US FIXED INCOME
Macquarie High Yield Bond Portfolio	DPHYX
Macquarie Core Plus Bond Portfolio	DCPFX

February 26, 2021

Beginning on or about January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Portfolio’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Portfolio or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by signing up at macquarieim.com/mip. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 231-8002. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

This Prospectus offers 6 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net worth individuals. Macquarie Institutional Portfolios (each, a “Portfolio” and series of, Delaware Pooled® Trust (Trust)) is designed to meet the investment needs of discerning institutional investors and high net worth individuals who desire experienced investment management.

EQUITY ORIENTED	FIXED INCOME ORIENTED
Macquarie Large Cap Value Portfolio	Macquarie High Yield Bond Portfolio
Macquarie Labor Select International Equity Portfolio	Macquarie Core Plus Bond Portfolio
Macquarie Emerging Markets Portfolio
Macquarie Emerging Markets Portfolio II

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Table of contents

Portfolio summaries	1
Macquarie Large Cap Value Portfolio	1
Macquarie Labor Select International Equity Portfolio	4
Macquarie Emerging Markets Portfolio	8
Macquarie Emerging Markets Portfolio II	12
Macquarie High Yield Bond Portfolio	16
Macquarie Core Plus Bond Portfolio	20
Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries	25
Additional investment information	26
Risk factors	32
Management of the Trust	39
Shareholder services	43
How to purchase shares	44
Redemption of shares	45
Other purchase and redemption considerations	47
Valuation of shares	50
Dividends, distributions, and taxes	51
Financial highlights	53
Additional information	61

Portfolio summary

Macquarie Large Cap Value Portfolio

What is the Portfolio’s investment objective?

Macquarie Large Cap Value Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

 Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.55%
Distribution and service (12b-1) fees	none
Other expenses	0.29%
Total annual portfolio operating expenses	0.84%
Fee waivers and expense reimbursements(1)	(0.14%)
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.70%

[1]

The Portfolio’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.70% of the Portfolio’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$72
3 years	$254
5 years	$452
10 years	$1,024

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. The Manager follows a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earning prospects and dividend yield; the financial condition of the issuer; and various qualitative factors. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash-flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis.

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of large-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

1

Portfolio summary

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer’s industry sector.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. The Portfolio’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Liquidity risk — The possibility that securities cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

How has Macquarie Large Cap Value Portfolio performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip.

2

Calendar year-by-year total return (Macquarie Large Cap Value Portfolio)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	10.46%	15.32%	33.13%	14.23%	-0.74%	14.64%	13.69%	-2.64%	20.14%	0.06%

During the periods illustrated in this bar chart, Macquarie Large Cap Value Portfolio’s highest quarterly return was 15.38% for the quarter ended June 30, 2020, and its lowest quarterly return was -26.63% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2020
Macquarie Large Cap Value Portfolio	1 year	5 years	10 years
Return before taxes	0.06%	8.81%	11.36%
Return after taxes on distributions	-0.41%	5.24%	9.03%
Return after taxes on distributions and sale of Portfolio shares	0.36%	6.69%	9.18%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	2.80%	9.74%	10.50%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Nikhil G. Lalvani, CFA	Managing Director, Senior Portfolio Manager, Team Leader – US Large Cap Value Equity	October 2006
Robert A. Vogel Jr., CFA	Managing Director, Senior Portfolio Manager	April 2006
Kristen E. Bartholdson	Managing Director, Senior Portfolio Manager	December 2008
Erin Ksenak	Senior Vice President, Portfolio Manager	December 2020

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

3

Portfolio summary

Macquarie Labor Select International Equity Portfolio

What is the Portfolio’s investment objective?

Macquarie Labor Select International Equity Portfolio seeks maximum long-term total return.

What are the Portfolio’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

 Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.11%
Total annual portfolio operating expenses	0.86%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$88
3 years	$274
5 years	$477
10 years	$1,061

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the US, and which, in the opinion of the Portfolio’s portfolio managers, are undervalued at the time of purchase based on the rigorous fundamental analysis that the portfolio managers employ. In addition to following these quantitative guidelines, the Sub-advisor will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-US issuers. This policy is in addition to the 80% Policy.

In selecting portfolio securities, the portfolio managers emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not limited to, common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred shares. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be US dollars or foreign currency, including the euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

4

The portfolio managers’ approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, the portfolio managers identify those stocks that they believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a US-domiciled, dollar-based investor, and the investment guidelines described below. The portfolio managers conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value-oriented dividend discount methodology applied to individual securities and market analysis that isolates value across country boundaries. The portfolio managers’ approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing the portfolio managers’ quantitative approach to stock selection, the portfolio managers also attempt to follow certain qualitative investment guidelines that seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the MSCI EAFE (Europe, Australasia, and Far East) Index and Canada. Nations that are currently in this Index include, among others, Japan, the United Kingdom, Germany, France, and the Netherlands. In addition, the Portfolio will tend to favor investments in issuers located in those countries that the portfolio managers perceive as enjoying favorable relations with the US. Pursuant to the Portfolio’s issuer-specific criteria, the Portfolio will: (1) invest only in companies that are publicly traded; (2) focus on companies that show, in the portfolio managers’ opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable US government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of noncompliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that the portfolio managers will utilize in selecting securities will vary over time, and will be solely in the portfolio managers’ discretion.

The portfolio managers do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the portfolio managers may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and the portfolio managers use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry out hedging activities, and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. The Portfolio’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign government/supranational securities risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Geographic focus risk — To the extent that it focuses its investments in a particular country or geographic region, a portfolio may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the portfolio may be subject to greater price volatility and risk of loss than a portfolio holding more geographically diverse investments.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

5

Portfolio summary

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that securities cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as financial services) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

How has Macquarie Labor Select International Equity Portfolio performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip.

Calendar year-by-year total return (Macquarie Labor Select International Equity Portfolio)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	-4.03%	7.82%	22.28%	-3.55%	-3.84%	3.02%	21.70%	-12.26%	18.48%	-5.80%

During the periods illustrated in this bar chart, Macquarie Labor Select International Equity Portfolio’s highest quarterly return was 17.80% for the quarter ended Dec. 31, 2020, and its lowest quarterly return was -26.87% for the quarter ended March 31, 2020.

6

Average annual total returns for periods ended December 31, 2020
Macquarie Labor Select International Equity Portfolio	1 year	5 years	10 years
Return before taxes	-5.80%	4.19%	3.72%
Return after taxes on distributions	-6.32%	3.54%	2.98%
Return after taxes on distributions and sale of Portfolio shares	-2.68%	3.44%	3.00%
MSCI EAFE Index (net returns) (reflects no deduction for fees or expenses)	7.82%	7.45%	5.51%
MSCI EAFE Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	8.28%	7.97%	6.00%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Mondrian Investment Partners Ltd. (Mondrian)

Portfolio managers	Title with Mondrian	Start date on the Portfolio
Nigel A. Bliss	Senior Portfolio Manager, Partner	October 2002
Elizabeth A. Desmond, CFA	Deputy Chief Executive Officer and Chief Investment Officer, International Equities, Founding Partner	November 2014
Zsolt Mester, CFA	Portfolio Manager, Partner	February 2019

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

7

Portfolio summary

Macquarie Emerging Markets Portfolio

This Portfolio is presently closed to new investors.

What is the Portfolio’s investment objective?

Macquarie Emerging Markets Portfolio seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases as a percentage of offering price	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None
Purchase reimbursement fees(1)	0.40%
Redemption reimbursement fees(1)	0.45%
Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and service (12b-1) fees	none
Other expenses	0.28%
Total annual portfolio operating expenses	1.28%
Fee waivers and expense reimbursements(2)	(0.02%)
Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.26%

[1]

The purchase reimbursement fees and redemption reimbursement fees are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in Macquarie Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.

[2]

The Portfolio’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 1.26% of the Portfolio’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	(If Not Redeemed)	If Redeemed
1 year	$168	$214
3 years	$442	$492
5 years	$738	$791
10 years	$1,577	$1,642

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

8

What are the Portfolio’s principal investment strategies?

Macquarie Emerging Markets Portfolio is an international fund. The Portfolio generally invests in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain nontraditional equity securities, and warrants. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments of emerging market issuers (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Under normal circumstances, the Portfolio will invest at least 40% of its total assets in securities of non-US issuers. This policy is in addition to the 80% Policy.

The Portfolio considers an “emerging country” to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as developing. In addition, any country that is included in the International Finance Corporation Free Index or MSCI Emerging Markets Index will be considered to be an “emerging country.” There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the US, Canada, Japan, Australia, New Zealand, and nations located in Western Europe.

The Portfolio will focus its investments in those emerging countries where the Portfolio’s portfolio managers consider the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in the portfolio managers’ opinion, involve unacceptable political risks. The portfolio managers believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic, or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, the portfolio managers will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates, and trade balances), regulatory and currency controls, accounting standards, and political and social conditions. The portfolio managers currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Jordan, Kazakhstan, Kenya, Malaysia, Mexico, Morocco, North Korea, Pakistan, Panama, Peru, the Philippines, Poland, Qatar, Romania, Russia, Saudi Arabia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Ukraine, United Arab Emirates, Venezuela, Vietnam, and Zimbabwe. As markets in other emerging countries develop, the portfolio managers expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exhaustive list, the portfolio managers consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. The portfolio managers will determine eligibility based on publicly available information and inquiries made of the companies.

The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments.

Currency considerations carry a special risk for a portfolio of international securities. The portfolio managers use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. The Portfolio’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or

9

Portfolio summary

trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign government/supranational securities risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Geographic focus risk — To the extent that it focuses its investments in a particular country or geographic region, a portfolio may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the portfolio may be subject to greater price volatility and risk of loss than a portfolio holding more geographically diverse investments.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Credit risk — The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and/or repay principal in a timely manner.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that securities cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Industry and Sector risk — The risk that the value of securities in a particular industry or sector (such as financials) will decline because of changing expectations for the performance of that industry or sector.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

How has Macquarie Emerging Markets Portfolio performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip.

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Calendar year-by-year total return (Macquarie Emerging Markets Portfolio)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	-11.86%	21.94%	-7.58%	-0.86%	-16.35%	8.80%	26.57%	-13.63%	16.86%	11.20%

During the periods illustrated in this bar chart, Macquarie Emerging Markets Portfolio’s highest quarterly return was 17.70% for the quarter ended Dec. 31, 2020, and its lowest quarterly return was -26.20% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2020
Macquarie Emerging Markets Portfolio	1 year	5 years	10 years
Return before taxes	11.20%	9.10%	2.45%
Return after taxes on distributions	11.10%	8.52%	1.65%
Return after taxes on distributions and sale of Portfolio shares	7.05%	7.18%	1.95%
MSCI Emerging Markets Index (net returns) (reflects no deduction for fees or expenses)	18.31%	12.81%	3.63%
MSCI Emerging Markets Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	18.69%	13.22%	4.00%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Mondrian Investment Partners Ltd. (Mondrian)

Portfolio managers	Title with Mondrian	Start date on the Portfolio
Ginny Chong, CFA	Head of Chinese Equities, Senior Portfolio Manager, Partner	February 2012
Gregory Halton, CFA	Senior Portfolio Manager, Partner	July 2013
Andrew Miller	Chief Investment Officer, Emerging Market Equities, Managing Partner	February 2012

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

11

Portfolio summary

Macquarie Emerging Markets Portfolio II

What is the Portfolio’s investment objective?

Macquarie Emerging Markets Portfolio II seeks long-term capital appreciation.

What are the Portfolio’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

 Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%
Distribution and service (12b-1) fees	none
Other expenses	0.37%
Total annual portfolio operating expenses	1.37%
Fee waivers and expense reimbursements(1)	(0.17%)
Total annual portfolio operating expenses after fee waivers and expense reimbursements	1.20%

[1]

The Portfolio’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 1.20% of the Portfolio’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$122
3 years	$417
5 years	$734
10 years	$1,632

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 17% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. Emerging market countries include those encompassed in the MSCI Emerging Markets Index and those currently considered to be developing by the World Bank, the United Nations or the countries’ governments. The Portfolio may invest more than 25% of its assets in the securities of any one country. This is typically seen in countries that make up a significant portion of the benchmark. These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Under normal market conditions, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in emerging market issuers (80% policy). The Portfolio’s 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days’ notice prior to any such change. The Portfolio may invest in companies of any size.

Although the Portfolio invests primarily in companies from countries considered to be emerging, the Portfolio will also invest in companies that are not in emerging countries: (1) if the portfolio manager believes that the performance of a company or its industry will be influenced by opportunities in the emerging markets; (2) to maintain exposure to industry segments where the portfolio manager believes there are not satisfactory investment opportunities in emerging countries; and (3) if the portfolio manager believes there is the potential for significant benefit to the Portfolio.

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The Manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the Manager’s intrinsic value estimate for that security.

The Manager defines sustainable franchises as those companies with potential to earn excess returns above their cost of capital over the long run. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. The Manager prefers companies with large market opportunities in which to deploy capital, providing opportunities to grow faster than the overall economy.

Intrinsic value assessment is quantitatively determined through a variety of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. The Portfolio’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign government/supranational securities risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Geographic focus risk — To the extent that it focuses its investments in a particular country or geographic region, a portfolio may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the portfolio may be subject to greater price volatility and risk of loss than a portfolio holding more geographically diverse investments.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that securities cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

13

Portfolio summary

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

How has Macquarie Emerging Markets Portfolio II performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip.

Calendar year-by-year total return (Macquarie Emerging Markets Portfolio II)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	-19.58%	14.42%	10.47%	-6.71%	-17.01%	11.81%	44.46%	-15.82%	27.66%	30.03%

During the periods illustrated in this bar chart, Macquarie Emerging Markets Portfolio II’s highest quarterly return was 27.25% for the quarter ended June 30, 2020, and its lowest quarterly return was -25.68% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2020
Macquarie Emerging Markets Portfolio II	1 year	5 years	10 years
Return before taxes	30.03%	17.68%	5.91%
Return after taxes on distributions	28.41%	16.86%	5.14%
Return after taxes on distributions and sale of Portfolio shares	18.44%	14.26%	4.53%
MSCI Emerging Markets Index (net returns) (reflects no deduction for fees or expenses)	18.31%	12.81%	3.63%
MSCI Emerging Markets Index (gross returns) (reflects no deduction for fees, expenses, or taxes)	18.69%	13.22%	4.00%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Portfolio
Liu-Er Chen, CFA	Managing Director, Chief Investment Officer — Emerging Markets and Healthcare	June 2010

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Sub-advisors

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

15

Portfolio summary

Macquarie High Yield Bond Portfolio

What is the Portfolio’s investment objective?

Macquarie High Yield Bond Portfolio seeks high total return.

What are the Portfolio’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

 Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45%
Distribution and service (12b-1) fees	none
Other expenses	0.19%
Total annual portfolio operating expenses	0.64%
Fee waivers and expense reimbursements(1)	(0.05%)
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.59%

[1]

The Portfolio’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.59% of the Portfolio’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

–
1 year	$60
3 years	$200
5 years	$352
10 years	$794

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 127% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio will primarily invest its assets at the time of purchase in: (1) below investment grade corporate bonds rated BB or lower by S&P or similarly rated by another NRSRO; (2) securities issued or guaranteed by the US government, its agencies or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody’s or that may be unrated but considered to be of comparable quality. Of these categories of securities, the Manager anticipates investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and that may be speculative. The Portfolio may invest up to 40% of its net assets in foreign securities; however, the Portfolio’s total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of the Portfolio’s net assets, and investments in emerging market securities will be limited to 20% of the Portfolio’s net assets. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in the Manager’s opinion, such holdings are prudent given then prevailing market conditions. Except when the Manager believes a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

16

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in high yield, fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

High yield, fixed income securities, or high yield bonds, are generally considered to be those rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another NRSRO. The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

With respect to US government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the US government, and those of its agencies or instrumentalities that are backed by the full faith and credit of the US.

The Manager does not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, the Manager may take advantage of short-term opportunities that are consistent with the Portfolio’s investment objective.

The Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Portfolio’s limit on investments in illiquid investments.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. The Portfolio’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

High yield risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and/or repay principal in a timely manner.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign government/supranational securities risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments

17

Portfolio summary

may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Rule 144A securities risk — The Portfolio may invest in Rule 144A Securities, which are securities that are normally purchased pursuant to Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”) and are subject to legal restrictions on resale. Because there may be relatively few potential purchasers for Rule 144A Securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the market for Rule 144A Securities is typically less active than the market for publicly-traded securities. Rule 144A Securities carry the risk that their liquidity may become impaired and a portfolio may be unable to dispose of the securities promptly or at reasonable prices. At times, it may also be more difficult to determine the fair value of Rule 144A Securities for purposes of computing a portfolio’s NAV due to the absence of an active trading market. There can be no assurance that a Rule 144A Security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a portfolio.

Liquidity risk — The possibility that securities cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

Industry and Sector risk — The risk that the value of securities in a particular industry or sector (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry or sector.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

How has Macquarie High Yield Bond Portfolio performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip.

Calendar year-by-year total return (Macquarie High Yield Bond Portfolio)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	3.43%	17.78%	9.21%	0.46%	-4.98%	13.43%	7.62%	-4.41%	15.12%	7.51%

During the periods illustrated in this bar chart, Macquarie High Yield Bond Portfolio’s highest quarterly return was 9.43% for the quarter ended June 30, 2020, and its lowest quarterly return was -11.49% for the quarter ended March 31, 2020.

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Average annual total returns for periods ended December 31, 2020
Macquarie High Yield Bond Portfolio	1 year	5 years	10 years
Return before taxes	7.51%	7.63%	6.25%
Return after taxes on distributions	3.50%	4.56%	3.48%
Return after taxes on distributions and sale of Portfolio shares	4.43%	4.51%	3.61%
ICE BofA US High Yield Constrained Index* (reflects no deduction for fees, expenses, or taxes)	6.07%	8.42%	6.61%

* Formerly known as the ICE BofAML US High Yield Constrained Index.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
John P. McCarthy, CFA	Managing Director, Senior Portfolio Manager	December 2012
Adam H. Brown, CFA	Managing Director, Senior Portfolio Manager	November 2014

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

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Portfolio summary

Macquarie Core Plus Bond Portfolio

What is the Portfolio’s investment objective?

Macquarie Core Plus Bond Portfolio seeks maximum long-term total return, consistent with reasonable risk.

What are the Portfolio’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

 Annual portfolio operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.43%
Distribution and service (12b-1) fees	none
Other expenses	0.19%
Total annual portfolio operating expenses	0.62%
Fee waivers and expense reimbursements(1)	(0.17%)
Total annual portfolio operating expenses after fee waivers and expense reimbursements	0.45%

[1]

The Portfolio’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual portfolio operating expenses from exceeding 0.45% of the Portfolio’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Portfolio.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$46
3 years	$181
5 years	$329
10 years	$758

Portfolio turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 108% of the average value of its portfolio.

What are the Portfolio’s principal investment strategies?

The Portfolio allocates its investments principally among the following three sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, and the international sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Manager will determine how much of the Portfolio to allocate to each of the three sectors, based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. The Manager will periodically reallocate the Portfolio’s assets, as deemed necessary. The relative proportion of the Portfolio’s assets to be allocated among sectors is described below.

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•US investment grade sector Under normal circumstances, between 50% and 100% of the Portfolio’s total assets will be invested in the US investment grade sector. In managing the Portfolio’s assets allocated to the US investment grade sector, the Manager will invest principally in debt obligations issued or guaranteed by the US government, its agencies, or instrumentalities, and by US corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures, and commercial paper of US companies. The US government securities in which the Portfolio may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the US government, and by various agencies or instrumentalities that have been established or sponsored by the US government.

The US investment grade sector of the Portfolio’s assets may also be invested in mortgage-backed securities (MBS) issued or guaranteed by the US government, its agencies, or instrumentalities or by government-sponsored corporations. Other MBS in which the Portfolio may invest are issued by certain private, nongovernment entities. Subject to the quality limitations, the Portfolio may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle, and other loans, wholesale dealer floor plans, and leases.

Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that the Manager determines are of comparable quality.

•US high yield sector Under normal circumstances, up to 30% of the Portfolio’s total assets will be allocated to the high yield sector. The Manager will invest the Portfolio’s assets that are allocated to the high yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in corporate debt obligations, including, notes, which may be convertible or nonconvertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero-coupon bonds, and PIK securities.

The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated lower than BBB- by S&P, Baa3 by Moody’s, or similarly rated by another NRSRO.

•International sector The Portfolio may invest up to 30% of its total assets in the international sector. The international sector invests primarily in fixed income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank, and the Asian Development Bank.

The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for the Portfolio to the extent that it allocates a significant portion of its assets to foreign securities.

The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

The Portfolio’s total non-US dollar currency exposure will be limited, in aggregate, to no more than 10% of net assets, and the Portfolio’s investments in emerging markets securities will be limited to no more than 15% of the Portfolio’s net assets.

The Portfolio may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, and pending investment. The Portfolio may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. The Portfolio will use derivatives for both hedging and nonhedging purposes. For example, the Portfolio may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return; and index swaps to enhance return or to effect diversification. The Portfolio will not use derivatives for reasons inconsistent with its investment objective.

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Portfolio summary

The Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Portfolio’s limit on investments in illiquid investments.

What are the principal risks of investing in the Portfolio?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in its portfolio. The Portfolio’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer, or an entity that insures a bond may be unable to make interest payments and/or repay principal in a timely manner.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Bank loans and other direct indebtedness risk — The risk that the portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yield risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign government/supranational securities risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a portfolio may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Leveraging risk — The risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged, which may result in increased losses to the portfolio.

Liquidity risk — The possibility that securities cannot be readily sold within seven calendar days at approximately the price at which a portfolio has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments

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have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a portfolio’s management will underperform the markets, the relevant indices, or the securities selected by other portfolios with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

How has Macquarie Core Plus Bond Portfolio performed?

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Portfolio’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip.

Calendar year-by-year total return (Macquarie Core Plus Bond Portfolio)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	7.82	6.50%	-1.13%	5.92%	-0.17%	2.90%	4.91%	-1.63%	10.88%	11.25%

During the periods illustrated in this bar chart, Macquarie Core Plus Bond Portfolio’s highest quarterly return was 6.97% for the quarter ended June 30, 2020, and its lowest quarterly return was -2.84% for the quarter ended June 30, 2013.

Average annual total returns for periods ended December 31, 2020
Macquarie Core Plus Bond Portfolio	1 year	5 years	10 years
Return before taxes	11.25%	5.55%	4.63%
Return after taxes on distributions	8.41%	3.68%	3.17%
Return after taxes on distributions and sale of Portfolio shares	6.82%	3.46%	2.97%
Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

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Portfolio summary

Who manages the Portfolio?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
J. David Hillmeyer, CFA	Senior Managing Director, Co-Head of US Multisector Fixed Income	February 2014
Daniela Mardarovici, CFA	Managing Director, Co-Head of US Multisector Fixed Income	March 2019

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries

For important information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries, please see “Information about the purchase and redemption of Portfolio shares, taxes, and payments to intermediaries” immediately following the Portfolio summaries in this Prospectus.

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Information about the purchase and redemption of portfolio shares, taxes, and payments to intermediaries

Purchase and redemption of Portfolio shares.

Macquarie Emerging Markets Portfolio is closed to new investors. Existing shareholders of the Portfolio may continue to purchase shares. You may purchase or redeem shares of the other Portfolios, as described in “How to Purchase Shares” under “Shareholder Services” below, on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: by regular mail (c/o Macquarie Institutional Portfolios, Attn: Client Services Support Team, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares may be purchased or redeemed in kind.

Shares of each Portfolio are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in a Portfolio is a plan that represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant; and (ii) that the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility, the Trust may permit additional transactions on a case by case basis. The Trust is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore it requires the above representations from any new defined contribution plan investors. The Manager reserves the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations. The Manager also reserves the right to reject any purchase order from any investor that engages in excessive trading or that follows a pattern of market timing as described in this Prospectus.

Generally, the minimum initial investment for a shareholder of record is $1 million in the aggregate across all Portfolios of Macquarie Institutional Portfolios. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Trust has been satisfied. For additional information, please see “How to Purchase Shares” under “Shareholder Services” below.

Tax information

For Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios, each Portfolio's distributions generally are taxable to you as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. For the Trust's other Portfolios, each Portfolio's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of a Portfolio through a broker/dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Investment Information

Each Portfolio's, except Macquarie Labor Select International Equity Portfolio's, investment objective is nonfundamental. This means the Board of Trustees (Board) may change a Portfolio's investment objective without obtaining shareholder approval. If a Portfolio's investment objective were changed, the Manager would notify shareholders before the change became effective. The investment objective of Macquarie Labor Select International Equity Portfolio is fundamental, which means that it cannot be changed without shareholder approval.

The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information (SAI) for additional descriptions and risk information on these investments, as well as other investments for the Portfolios.

Common Stocks

Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits proportionate to the number of shares they own.

How the Portfolios use them: Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II focus their investments on common stocks.

Corporate Bonds

Debt obligations issued by a corporation.

How the Portfolios use them: Macquarie High Yield Bond Portfolio may invest without limit in high yield corporate bonds, emphasizing below investment grade securities rated BB or B by an NRSRO, and up to 15% of its net assets in defaulted securities. Macquarie Core Plus Bond Portfolio may invest in bonds rated in one of the four highest rating categories for its US investment-grade sector, and it may invest in bonds rated lower than BBB- by S&P, Baa3 by Moody's, or similarly rated by another NRSRO. Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may invest up to 35% of their respective net assets in debt securities issued by emerging country companies, some or all of which may be corporate bonds, and some or all of which may be investment grade, below investment grade or unrated. Macquarie Labor Select International Equity Portfolio may invest up to 15% of its assets in foreign debt instruments of the top category with respect to foreign governments and in the top two categories with respect to corporate issuers when attractive opportunities are available.

Convertible Securities

Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. Enhanced convertible preferred stocks offer various yield, dividend, or other enhancements. Such enhanced convertible preferred securities include instruments like PERCS (Preferred Equity Redemption Cumulation Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), and DECS (Dividend Enhanced Convertible Securities).

How the Portfolios use them: The Portfolios may invest a portion of their assets in convertible securities in any industry. Convertible securities acquired by Macquarie High Yield Bond Portfolio may be rated below investment grade or unrated. Macquarie Emerging Markets and Macquarie High Yield Bond Portfolios may invest in enhanced convertible securities.

Mortgage-Backed Securities (MBS)

Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the US government or its agencies or instrumentalities, such as FHLMC, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

How the Portfolios use them: Macquarie Core Plus Bond Portfolio may invest in MBS issued or guaranteed by the US government, its agencies, or instrumentalities or by government-sponsored corporations.

Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs)

CMOs are privately issued mortgage-backed bonds whose underlying value is the mortgages that are collected into different pools according to their maturities. They are issued by US government agencies and private issuers. REMICs are privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools according to the underlying mortgages' maturities. Certain CMOs and REMICs may have variable or floating interest rates and others may be stripped. Stripped mortgage securities are generally considered illiquid. CMOs and REMICs issued by private entities — so called “nonagency MBS” — are not collateralized by securities issued or guaranteed by the US government, its agencies, or instrumentalities.

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How the Portfolios use them: Macquarie Core Plus Bond Portfolio may invest in CMOs and REMICs. Illiquid stripped mortgage securities together with any other illiquid investments will not exceed the Portfolio's limit on illiquid investments. In addition, subject to certain quality and collateral limitations, Macquarie Core Plus Bond Portfolio may invest up to 20% of its total assets in CMOs and REMICs issued by private entities.

Asset-Backed Securities (ABS)

Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Portfolios use them: The fixed income securities in which Macquarie Core Plus Bond Portfolio may invest include ABS.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive income primarily from the collection of rents, and can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. By investing in REITs indirectly through a portfolio, a shareholder bears a proportionate share of the expenses of a portfolio and indirectly shares similar expenses of the REITs.

How the Portfolios use them: The Macquarie Emerging Markets Portfolio II and Macquarie Large Cap Value Portfolio may invest up to 10% of their respective net assets in REITs.

US Government Securities

US government securities are direct US obligations that include bills, notes, and bonds, as well as other debt securities, issued by the US Treasury, and securities of US government agencies or instrumentalities. US Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and US government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the “full faith and credit” of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

How the Portfolios use them: Each Portfolio may invest in US government securities for temporary purposes or otherwise, as is consistent with its investment objectives and policies.

Foreign Government Securities

Debt issued by a government or by an agency, instrumentality, or political subdivision of such government.

How the Portfolios use them: The fixed income securities in which Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio may invest include those issued by foreign governments.

Repurchase Agreements

An agreement between a buyer, such as a portfolio, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Portfolios use them: While each Portfolio is permitted to do so, it normally does not invest in repurchase agreements except to invest cash balances or for temporary defensive purposes. In order to enter into these repurchase agreements, a Portfolio must have collateral of at least 102% of the repurchase price. Each Portfolio will only enter into repurchase agreements in which the collateral is composed of US government securities. In the Manager's discretion, the Portfolio may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies, or instrumentalities, or government-sponsored enterprises. Each Portfolio may invest in repurchase agreements having a maturity in excess of seven days, together with any other illiquid investments, not in excess of that Portfolio's limit on illiquid investments.

Restricted Securities

Privately placed securities whose resale is restricted under securities law, including securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act.

How the Portfolios use them: Each Portfolio may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” To the extent restricted securities are illiquid, a Portfolio will limit its investments in them in accordance with its policy concerning illiquid investments.

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Additional Investment Information

Illiquid Investments

Illiquid investments are any investment that a portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Portfolios use them: Each Portfolio may invest no more than 15% of its respective net assets in illiquid investments.

Short-Term Debt Investments

These instruments include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a US commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) US government securities; and (5) repurchase agreements collateralized by those instruments.

How the Portfolios use them: Each Portfolio may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive investments or pending investment in the Portfolio's principal investment securities. When investing all or a significant portion of a Portfolio's assets in these instruments, a Portfolio may not be able to achieve its investment objective.

Time Deposits

Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

How the Portfolios use them: The Portfolios will not purchase time deposits maturing in more than seven days, and time deposits maturing from two Business Days through seven calendar days will not exceed 10% of the total assets of Macquarie Large Cap Value Portfolio; and 15% of the total assets of Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio.

When-Issued and Delayed-Delivery Securities

In these transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. The payment obligations and the interest rates that will be received are each fixed at the time a portfolio enters into the commitment and no interest accrues to the portfolio until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

How the Portfolios use them: Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Each Portfolio may not enter into when-issued commitments exceeding, in the aggregate, 15% of the market value of its total assets less liabilities other than the obligations created by these commitments. Each Portfolio will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Securities Lending

These transactions involve the loan of securities owned by a portfolio to qualified dealers and investors for their use relating to short-sales or other securities transactions. These transactions may generate additional income for a portfolio.

How the Portfolios use them: Each Portfolio may loan up to 25% of its assets to qualified broker/dealers or institutional investors.

Borrowing From Banks

A portfolio may have pre-existing arrangements with banks that permit it to borrow money from time to time.

How the Portfolios use them: Each Portfolio may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. No Portfolio has the intention of increasing its net income through borrowing.

A Portfolio may borrow money from banks to purchase investments for the Portfolio, which is a form of leverage. If a Portfolio borrows money to purchase securities and the Portfolio's investments decrease in value, the Portfolio's losses will be greater than if the Portfolio did not borrow money for investment purposes. A Portfolio will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Portfolio being unable to meet its investment objective.

Zero-Coupon and Payment-In-Kind (PIK) Bonds

Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest, and therefore are issued and traded at a discount from their face amounts or par values. PIK bonds pay interest through the issuance to holders of additional securities.

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How the Portfolios use them: Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities, including zero-coupon bonds. Macquarie High Yield Bond Portfolio may also purchase zero-coupon bonds and PIK bonds, although it generally does not purchase a substantial number of these bonds. Macquarie Core Plus Bond Portfolio may also purchase these securities consistent with its investment objective.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs)

ADRs are receipts issued by a US depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security. “China A shares” are shares of companies based in Mainland China that trade in Renminbi only on the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

There are special risks associated with investments in China, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. As an emerging market country, investments in China have heightened risks as compared to general foreign investing due to a lack of established legal, political, business and social frameworks to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies.

How the Portfolios use them: Macquarie Large Cap Value, Macquarie Labor Select International Equity, and Macquarie Emerging Markets Portfolios may invest in sponsored and unsponsored ADRs. Macquarie Large Cap Value Portfolio will invest in ADRs that are actively traded in the US.

In conjunction with their investments in foreign securities, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II may also invest in sponsored and unsponsored EDRs and GDRs.

Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may invest in China A shares.

Futures and Options

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for the premium paid, has the right to buy, and the seller has the obligation to sell, the security or other financial instrument underlying the option at a specified exercise price at any time during the term of the option. A put option is a similar contract that gives the purchaser of the put option, in return for a premium, the right to sell, and the seller has the obligation to buy, the underlying security or other financial instrument at a specified price during the term of the option. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities.

How the Portfolios use them: Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Core Plus Bond Portfolio may invest in futures, options, and closing transactions related thereto. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market a Portfolio's cash, short-term debt securities and other money market instruments at times when the Portfolio's assets are not fully invested. A Portfolio may only enter into these transactions for hedging purposes if it is consistent with its respective investment objective and policies. A Portfolio may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of its total assets. In addition, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Core Plus Bond Portfolio may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with their investments.

Forward Foreign Currency Contracts

Several portfolios may invest in securities of foreign issuers and may hold foreign currency. In addition, several portfolios may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

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Additional Investment Information

How the Portfolios use them: Although Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio value their assets daily in terms of US dollars, they do not intend to convert their holdings of foreign currencies into US dollars on a daily basis. A Portfolio is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency value fluctuations. A Portfolio may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of US dollars or other currencies in which the transaction will be consummated.

Interest Rate Swap, Index Swap, and Credit Default Swap Agreements

In an interest rate swap, a portfolio receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate.

In an index swap, a portfolio receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a portfolio receiving interest payments from another party in exchange for movements in the total return of a specified index.

In a credit default swap, a portfolio may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, and so forth) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a portfolio may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party.

Interest rate swaps, index swaps, and credit default swaps may be considered illiquid.

How the Portfolios use them: The Manager may use interest rate swaps to adjust Macquarie Core Plus Bond Portfolio's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that Macquarie Core Plus Bond Portfolio invests in, such as the corporate bond market. The Manager may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to a Portfolio on favorable terms. Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

At times when the Manager anticipates adverse conditions, the Manager may want to protect gains on securities without actually selling them. The Manager might use swaps to neutralize the effect of any price declines without selling a bond or bonds.

If a Portfolio has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding. Use of these strategies can increase the operating costs of a Portfolio and can lead to loss of principal.

Investment Company Securities

Any investments in investment company securities, including exchange-traded funds (ETFs), will be limited by the Investment Company Act of 1940, as amended (1940 Act) and would involve a payment of the pro rata portion of the expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, a portfolio may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a portfolio's total assets in the shares of any one investment company; or (iii) invest more than 10% of a portfolio's total assets in shares of other investment companies. These percentage limitations also apply to a portfolio's investment in an unregistered investment company.

How the Portfolios use them: All Portfolios may invest in investment companies to the extent that it helps them achieve their investment objectives.

Equity Linked Securities

Privately issued derivatives securities that have a return component based on the performance of a single security, a basket of securities, or an index.

How the Portfolios use them: Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may invest up to 10% of their respective net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to each Portfolio's limitation on illiquid investments. In some instances, investments in equity linked securities may also be subject to each Portfolio's limitation on investments in investment companies.

Bank Loans

An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquirer of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan and other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

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How the Portfolios use them: Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in bank loans in order to enhance total return, to effect diversification, or to earn additional income. A Portfolio will not use bank loans for reasons inconsistent with its investment objective.

Loan Participations

An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring party of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

How the Portfolios use them: Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios may invest without restriction in loan participations that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower's assets, and the general quality and creditworthiness of the borrower. A Portfolio may invest in loan participations in order to enhance total return, to effect diversification, or to earn additional income. A Portfolio will not use loan participations for reasons inconsistent with its investment objective.

Short Sales

Short sales are transactions in which a portfolio sells a security it does not own and, at the time the short sale is effected, the portfolio incurs an obligation to replace the security borrowed no matter what its price may be at the time the portfolio delivers it to the lender.

How the Portfolios use them: For Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios, the Manager may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Portfolio, of a decline in a particular market sector to which the Portfolio has significant exposure, or of the exposure to securities owned by the Portfolio in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Portfolio's holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Temporary defensive positions

In response to unfavorable market conditions, a Portfolio may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Portfolio's investment objective. To the extent that a Portfolio holds such instruments, it may be unable to achieve its investment objective.

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Risk Factors

An investment in the Portfolios entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolios. Please see the SAI for additional descriptions and risk information.

Market Risk

Market risk is the risk that all or a majority of the securities in a certain market—such as the stock or bond market—will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a Portfolio could experience a higher or lower return than anticipated.

How the Portfolios strive to manage them: The value of each Portfolio's holdings, whether equity or fixed income in orientation, fluctuates in response to events affecting markets. In a declining market environment, the value of the Portfolios' securities will generally decline as well. The Manager maintains a long-term approach and focuses on securities that the portfolio managers believe can continue to provide returns over an extended period of time regardless of these interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements or trade for short-term purposes.

In evaluating the use of an index swap for Macquarie Core Plus Bond Portfolio, the Manager carefully considers how market changes could affect the swap and how that compares to our investing directly in the market the swap is intended to represent. When selecting dealers with whom to make interest rate or index swap agreements for this Portfolio, the Manager focuses on those dealers with high quality ratings and does careful credit analysis before engaging in the transaction.

Industry, Sector, and Security Risks

Industry and sector risk is the risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector. Portfolios that concentrate (invest more than 25% of net assets) their investments in a particular industry are considered to be subject to greater risks than portfolios that are not concentrated.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the individual company issuing the stock or bond.

How the Portfolios strive to manage them: Macquarie Labor Select International Equity Portfolio may concentrate up to 30% of the Portfolio's net assets in the commercial banking industry. As a consequence, the net asset value (NAV) of the Portfolio can be expected to fluctuate in light of the factors affecting that industry and may fluctuate more widely than a portfolio that invests in a broader range of industries. Macquarie Labor Select International Equity Portfolio may be slightly more susceptible to any single economic, political, or regulatory occurrence affecting the commercial banking industry; the portfolio managers seek to limit these risks by limiting investments in the commercial banking industry to a maximum of 30% of the Portfolio's net assets.

The portfolio managers limit the amount of each Portfolio's assets invested in any one industry, as is consistent with that Portfolio's investment objective. To seek to reduce these risks for all Portfolios, the portfolio managers limit investments in any individual security and follow a rigorous selection process before choosing securities for the Portfolios.

Interest Rate Risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a portfolio could experience a higher or lower return than anticipated. For example, if a portfolio holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make increased payments if interest rates rise, which will not necessarily be offset by the fixed-rate payments it is entitled to receive under the swap agreement.

REITs are subject to interest rate risks in that as interest rates rise, the value of a portfolio's investments in REITs holding fixed rate obligations can be expected to decline. However, lower interest rates tend to increase the level of refinancing, which can hurt returns on REITs that hold fixed income obligations.

How the Portfolios strive to manage them: The Portfolios, especially those that invest significantly in fixed income securities, are subject to various interest rate risks depending upon their investment objectives and policies. The portfolio managers cannot eliminate that risk, but the portfolio managers do try to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios. The Portfolios do not try to increase returns on their investments in debt securities by predicting and aggressively capitalizing on interest rate movements.

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Macquarie High Yield Bond Portfolio, by investing primarily in bonds rated B- or higher by S&P or B3 or higher by Moody's, or unrated bonds, is subject to interest rate risk. See “High yield risk” below. The Portfolios that invest in securities of REITs also are subject to interest rate risk.

Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios, by investing in swaps, are subject to additional interest rate risk. Each Business Day the portfolio managers will calculate the amount the Portfolios must pay for any swaps they hold and will segregate enough cash or other liquid securities to cover that amount.

Foreign, Information, and Inefficient Market Risks

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic or government conditions; the imposition of economic and/or trade sanctions; or inadequate or different regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization, or confiscatory taxation, taxation of income earned in foreign nations, or other taxes imposed with respect to investments in foreign nations, foreign exchange controls, which may include suspension of the ability to transfer currency from a given country, and default in foreign government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than US markets and a portfolio may experience difficulties and delays in converting foreign currencies back into US dollars. Such events may cause the value of certain foreign securities to fluctuate widely and may make it difficult to accurately value foreign securities.

Information risk is the risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than US companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the US.

Inefficient market risk is the risk that foreign markets may be less liquid and have greater price volatility, less regulation, and higher transaction costs than US markets.

How the Portfolios strive to manage them: Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II will invest in foreign securities, which normally are denominated in foreign currencies, and may hold foreign currencies directly. Macquarie High Yield Bond Portfolio may invest up to 40% of its net assets in foreign securities; however, its total non-US-dollar currency exposure will be limited, in the aggregate, to no more than 25% of its net assets. Macquarie Core Plus Bond Portfolio may invest up to 30% of its total assets in foreign securities. Macquarie Labor Select International Equity Portfolio may invest up to 10% of its net assets in emerging market securities. Macquarie High Yield Bond Portfolio may invest up to 20% of its net assets in emerging market securities.

For those Portfolios investing primarily in foreign securities, the portfolio managers attempt to reduce the risks presented by such investments by conducting worldwide fundamental research, including country visits. In addition, the portfolio managers monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, a Portfolio may hedge exposure to those currencies for defensive purposes.

Currency Risk

Currency risk is the risk that the value of an investment may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase losses.

How the Portfolios strive to manage them: The Portfolios described above that are subject to foreign risk may be affected by changes in currency rates and exchange control regulations and may incur costs in connection with conversions between currencies. To hedge this currency risk associated with investments in non-US dollar-denominated securities, the Portfolios that focus on global and international investments may invest in forward foreign currency contracts and foreign currency options and futures transactions. Those activities pose special risks that do not typically arise in connection with investments in US securities. In addition, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio may engage in foreign currency options and futures transactions.

Emerging Markets Risk

Emerging markets risk is the possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets, there is substantially less publicly available information about issuers and the information that is available tends to be of lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid and subject to greater price volatility.

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Risk Factors

How the Portfolios strive to manage them: Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II focus their investments on companies in these markets and Macquarie Labor Select International Equity, Macquarie High Yield Bond, and Macquarie Core Plus Bond Portfolios may invest a portion of their assets in securities of issuers located in emerging markets. The Portfolios cannot eliminate these risks but will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and other relevant factors.

Geographic Focus Risk

Geographic focus risk is the risk that local political and economic conditions could adversely affect the performance of a portfolio investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

How the Portfolios strive to manage them: A single country or limited number of countries may make up a significant portion of the benchmark used by Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II and as a result Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may be subject to this risk. Macquarie Labor Select International Equity Portfolio may also be subject to this risk.

High Yield Risk

Below investment grade fixed income securities (high yield, high-risk securities, commonly known as “junk bonds”), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risk of default and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities. Lower rated and unrated fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk, which is the risk of a decline in value as a result of a downgrade in the credit rating assigned to the issuer by an NRSRO. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a portfolio of its initial investment and any anticipated income or appreciation will be uncertain. A portfolio also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

How the Portfolios strive to manage them: Macquarie High Yield Bond Portfolio invests primarily in lower rated fixed income securities in an effort to attain higher yields, and this is a primary risk of investing in this Portfolio. Macquarie Core Plus Bond Portfolio may invest up to 30% of its assets in such securities. Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may invest up to 35% of their assets in high yield, high-risk fixed income securities. The Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, attention to trends in the economy, industries and financial markets, and complying with the limits on the exposure to this asset class described in this Prospectus.

Credit Risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, which would impact fund performance.

How the Portfolios strive to manage them: The Portfolios will attempt to reduce this risk through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

Liquidity Risk

Liquidity risk is the possibility that securities cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A portfolio also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How the Portfolios strive to manage them: The portfolio managers limit each Portfolio's exposure to illiquid investments as described under “Additional investment information — Illiquid investments.”

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Zero-Coupon and Payment-In-Kind (PIK) Bonds Risk

Zero-coupon and PIK bonds involve certain risks. They are generally considered to be more interest sensitive than income-bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences that could, under certain circumstances, be adverse to a portfolio. For example, a portfolio accrues, and is required to distribute to shareholders, income on its zero-coupon bonds. However, a portfolio may not receive the cash associated with this income until the bonds are sold or mature. If a portfolio does not have sufficient cash to make the required distribution of accrued income, the portfolio could be required to sell other securities in its portfolio or to borrow to generate the cash required.

How the Portfolios strive to manage them: Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio may invest in zero-coupon and PIK bonds to the extent consistent with each Portfolio's investment objective. The portfolio managers cannot eliminate the risks of zero-coupon bonds, but the portfolio managers do try to address the risks by monitoring economic conditions, especially interest rate trends and their potential impact on the Portfolios.

Prepayment Risk

Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing an investor to reinvest money at interest rates that might be lower than those on the prepaid mortgage.

How the Portfolios strive to manage them: Macquarie Core Plus Bond Portfolio may invest in MBS, CMOs, and REMICs. This Portfolio takes into consideration the likelihood of prepayment when mortgages are selected. The Portfolio may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

Real Estate Industry Risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statute in non-US countries and/or to maintain exemptions from the 1940 Act.

How the Portfolios strive to manage them: To the extent Macquarie Large Cap Value Portfolio or Macquarie Emerging Markets Portfolio II invest in REITs, they will be subject to the risks associated with the real estate industry. The Portfolios select REITs based on the quality of their management and their ability to generate cash flow, which may help to shield them from some of the risks involved with real estate investing.

Transaction Costs Risk

Transaction costs risk is the risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

How the Portfolios strive to manage them: The Portfolios are subject to transaction costs risk to the extent that their respective objectives and policies permit them to invest, and they actually do invest, in foreign securities. The portfolio managers strive to monitor transaction costs and to choose an efficient trading strategy for the Portfolios.

Derivatives Risk

Derivatives risk is the possibility that a portfolio may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a portfolio may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a portfolio from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a portfolio's taxable income or gains. A portfolio's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A portfolio's use of derivatives may be limited by the requirements for taxation of the portfolio as a regulated investment company.

35

Risk Factors

Investing in derivatives may subject a portfolio to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the portfolio may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a portfolio may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate or other risk being hedged, in which case a portfolio may not realize the intended benefits.

How the Portfolios strive to manage them: The Portfolios will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in a Portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income. The Portfolios will not use derivatives for reasons inconsistent with their investment objectives. The portfolio managers also research and continually monitor the creditworthiness of current or potential counterparties.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Portfolio under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty Risk

Counterparty risk is the risk that if a portfolio enters into a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement, it will be subject to the risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, a portfolio may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

How the Portfolios strive to manage them: The portfolio managers try to minimize this risk by considering the creditworthiness of all parties before they enter into transactions with them. A Portfolio will hold collateral from counterparties consistent with applicable regulations.

Political Risk

Political risk is the risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

How the Portfolios strive to manage them: The portfolio managers evaluate the political situations in the countries where the Portfolios invest and take into account any potential risks before they select securities for the Portfolios. However, there is no way to eliminate political risk when investing internationally. In emerging markets, political risk is typically more likely to affect the economy and share prices than in developed markets.

IBOR Risk

The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Portfolios strive to manage them: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the potential impact of the abandonment of such rates on the Portfolios or the financial instruments in which the Portfolios invest cannot yet be determined. However, the Portfolios try to address such risk by monitoring the economic, political, and regulatory climate in jurisdictions relevant to the Portfolios and the financial instruments in which the Portfolios invest in order to minimize any potential impact on the Portfolios. In addition, the Portfolios typically invest in a number of different securities in a variety of sectors in order to minimize the impact to the Portfolios of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Loans and Other Indebtedness Risk

Loans and other indebtedness risk involves the risk that a portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments that obligate a portfolio to pay additional cash on a certain date or on demand. These commitments may require a Portfolio to increase its investment in a company

36

at a time when that portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments.

As a portfolio may be required to rely upon another lending institution to collect and pass on to a portfolio amounts payable with respect to the loan and to enforce a portfolio's rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent a portfolio from receiving such amounts. The highly leveraged nature of many such loans and other indebtedness may make such loans and other indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to a portfolio.

How the Portfolios strive to manage them: These risks may not be completely eliminated, but the Portfolios will attempt to reduce these risks through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets. Should the portfolio managers determine that any of these securities are illiquid, these securities would be subject to a Portfolio's restrictions on illiquid investments.

Short Sales Risk

Short positions in securities may be more risky than long positions (purchases). If a portfolio has a short position in a security issued by an exchange traded fund or otherwise and the price of such security increases, the portfolio will lose money on its short position. Furthermore, during the time when a portfolio has a short position in such security, the portfolio must borrow that security in order to make delivery on the short sale, which raises the cost to the portfolio of entering into the transaction. A portfolio is therefore subject to the risk that a third party may fail to honor the terms of its contract with the portfolio related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a portfolio if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a portfolio replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a portfolio has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Portfolios strive to manage them: Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios' total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Leveraging Risk

Leveraging risk is the risk that certain portfolio transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a portfolio to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Portfolios strive to manage them: Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios each will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Natural Disaster and Epidemic Risk

Natural disaster and epidemic risk is the risk that the value of a portfolio's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the

37

Risk Factors

value of a portfolio's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the portfolio's ability to achieve its investment objective.

How the Portfolios strive to manage them: The Portfolios maintain a long-term investment approach and focus on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Portfolios may hold securities for any amount of time, it generally does not trade for short-term purposes.

Disclosure of portfolio holdings information

A description of the Portfolios' policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI and at macquarieim.com/investments/products/macquarie-institutional-portfolios.

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Management of the Trust

Trustees

The business and affairs of the Trust and its Portfolios are managed under the direction of the Board. See the SAI for additional information about the Trust's officers and Trustees.

Portfolio managers

Below is a list of the portfolio managers who are primarily responsible for the day-to-day management of each Portfolio and certain officers of the Portfolios with whom the portfolio managers regularly consult. The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Portfolios.

Kristen E. Bartholdson Managing Director, Senior Portfolio Manager — Macquarie Large Cap Value Portfolio

Kristen E. Bartholdson is a senior portfolio manager for the firm's US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an equity analyst, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor's degree in economics from Princeton University.

Nigel A. Bliss Senior Portfolio Manager, Partner — Mondrian Investment Partners Ltd. — Macquarie Labor Select International Equity Portfolio

Mr. Bliss is a graduate of the University of Manchester, holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. in 1993 and moved to join Mondrian in 1995. Mr. Bliss is a senior portfolio manager in the Non-US Equity Team and a member of Mondrian's Non-US Equity Strategy Committee. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. In recent years Mr. Bliss has taken responsibility for leading coverage of securities listed in the UK and Scandinavian markets whilst still maintaining his sector specialization.

Adam H. Brown, CFA Managing Director, Senior Portfolio Manager — Macquarie High Yield Bond Portfolio

Adam H. Brown is a senior portfolio manager for the firm's high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI's bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm's integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm's collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor's degree in accounting from the University of Florida an MBA from the A.B. Freeman School of Business at Tulane University.

Liu-Er Chen, CFA Managing Director, Chief Investment Officer — Emerging Markets and Healthcare — Macquarie Emerging Markets Portfolio II

Liu-Er Chen heads the firm's global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA Head of Chinese Equities, Senior Portfolio Manager, Partner — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio

Prior to joining Mondrian in 2000, Ms. Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is a senior portfolio manager within the Emerging Markets Team, with 20 years of experience in markets such as China, Brazil and South East Asia. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Elizabeth A. Desmond, CFA Deputy Chief Executive Officer, and Chief Investment Officer, Founding Partner — International Equities — Mondrian Investment Partners Ltd. —Macquarie Labor Select International Equity Portfolio

Ms. Desmond holds a BA from Wellesley College and an MA in East Asian Studies from Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. In 1991 Ms. Desmond joined Mondrian Investment Partners' predecessor organization as a founding member after previously working as a Pacific Basin equity analyst and senior

39

Management of the Trust

portfolio manager at Hill Samuel Investment Advisers Ltd. She is a Director and leads the International Equity investment team; in addition she chairs the International Equity Strategy Committee. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK. She sits on the CFA UK's Advisory Council.

Gregory Halton, CFA Senior Portfolio Manager, Partner — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio

Mr. Halton graduated from the University of Oxford in 2000 with a MEng (Hons) in Engineering Science. He began his investment career in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. He is presently a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

J. David Hillmeyer, CFA Senior Managing Director, Co-Head of US Multisector Fixed Income — Macquarie Core Plus Bond Portfolio

J. David Hillmeyer co-leads the firm's US Multisector Fixed Income team for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment strategy and business development across the full suite of US multisector strategies. In addition, Hillmeyer has responsibility for our global credit strategies. Hillmeyer is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing on the team's strategic vision. Prior to joining Macquarie Investment Management (MIM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor's degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Erin Ksenak Senior Vice President, Portfolio Manager — Macquarie Large Cap Value Portfolio

Erin Ksenak is a portfolio manager on the firm's US Large Cap Value Equity team, a role she assumed in December 2020. Prior to joining Macquarie Investment Management (MIM) in May 2017 as an equity analyst for the US Large Cap Value Equity team, she worked at Affinity Investment Advisors from 2014 to April 2017 as a portfolio manager for the domestic and international equity investment team. Before that, Ksenak worked at Miller Investment Management as a research associate. From 2009 to 2014, she worked at Morgan Stanley Investment Management (later known as Echo Point Investment Management) as a senior research analyst. Ksenak graduated summa cum laude from Fordham University with a bachelor's degree in finance.

Nikhil G. Lalvani, CFA Managing Director, Senior Portfolio Manager, Team Leader — US Large Cap Value Equity

Nikhil G. Lalvani is a senior portfolio manager for the firm's US Large Cap Value Equity team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor's degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Daniela Mardarovici, CFA Managing Director, Co-Head of US Multisector Fixed Income — Macquarie Core Plus Bond Portfolio

Daniela Mardarovici co-leads the firm's US Multisector Fixed Income efforts for Macquarie Investment Management Fixed Income (MFI) with responsibility for investment and business strategy for the full suite of US multisector solutions. Mardarovici is also a member of MFI's Global Leadership Group which is responsible for the overall management of MFI including setting and executing the team's strategic vision. Prior to joining Macquarie Investment Management (MIM) in March 2019, she spent more than 13 years at BMO Global Asset Management as a senior investment leader. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO's US fixed income group, and helped lead business strategy and development efforts. In addition, Mardarovici was responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she managed taxable fixed income strategies and led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/ banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

John P. McCarthy, CFA Managing Director, Senior Portfolio Manager — Macquarie High Yield Bond Portfolio

John P. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm's fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor's degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Zsolt Mester, CFA Portfolio Manager, Partner — Mondrian Investment Partners Ltd. — Macquarie Labor Select International Equity Portfolio

Mr. Mester holds a BSc (First Class) and an MSc (with Distinction) in Financial Economics from the University of London and an MPhil in Economics from the University of Oxford. After graduation, Mr. Mester worked for three years as an equity research analyst. Mr. Mester joined Mondrian in 2014 in the International Equities team. Mr. Mester is a CFA Charterholder and a member of the CFA Institute and the CFA Society of the UK.

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Andrew Miller Chief Investment Officer, Emerging Market Equities, Managing Partner — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio

Mr. Miller has a BA (Hons) degree in History from the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Whilst at Mondrian, Mr. Miller has specialised in Emerging Markets and he is now the Chief Investment Officer for this product. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Robert A. Vogel Jr., CFA Managing Director, Senior Portfolio Manager — Macquarie Large Cap Value Portfolio

Robert A. Vogel Jr. is a senior portfolio manager for the firm's US Large Cap Value Equity team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Portfolio securities.

Manager of managers structure

The Portfolios (with the exception of Macquarie Large Cap Value Portfolio) and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Portfolios' Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Portfolios without shareholder approval. Shareholders of Macquarie Large Cap Value Portfolio have not approved the use of affiliated sub-advisors but may rely on previous exemptive relief that allows for the appointment and replacement of unaffiliated sub-advisors (together with the affiliated manager of managers relief, the Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Portfolios' sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by a Portfolio without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Investment advisors

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Portfolios' investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Dec. 31, 2020, $186.4 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing the Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust, which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Ltd. The Manager makes investment decisions for the Portfolios, manages the Portfolios' business affairs, and provides daily administrative services pursuant to investment advisory agreements between the Trust, on behalf of each Portfolio, and the Manager (Investment Advisory Agreements).

The Manager was paid aggregate advisory fees during the last fiscal year (as a percentage of average daily net assets) as follows:

Investment Management

Aggregate Fees Paid After Contractual Waivers (if applicable)

For the Fiscal Year Ended Oct. 31, 2020

Portfolio	Net Advisory Fee
Macquarie Large Cap Value Portfolio	0.41%
Macquarie Labor Select International Equity Portfolio	0.75%
Macquarie Emerging Markets Portfolio	0.98%
Macquarie Emerging Markets Portfolio II	0.83%
Macquarie High Yield Bond Portfolio	0.40%
Macquarie Core Plus Bond Portfolio	0.26%

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Management of the Trust

Mondrian Investment Partners Ltd. (Mondrian) furnishes investment sub-advisory services to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios pursuant to sub-advisory agreements between the Manager and Mondrian (Sub-Advisory Agreements). Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. Mondrian's address is 5th Floor, 10 Gresham Street, London, England EC2V 7JD. As of Dec. 31 2020, Mondrian had total assets under management and advisement of approximately $59 billion, of which $54.9 billion represents regulatory assets under management and $4.1 billion represents non-regulatory model assets under advisement.

Under the Sub-Advisory Agreements, the Manager is responsible for paying the fees to Mondrian for its sub-advisory services to the Portfolios out of the advisory fees it receives from Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios.

Under the Investment Advisory and Sub-Advisory Agreements, the Manager and Mondrian, subject to the control and supervision of the Board and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements and make investment decisions for the respective Portfolios.

From time to time, certain institutional separate accounts advised by Mondrian or by the Manager or other series of Macquarie Investment Management Business Trust may invest in the Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) located at Kaerntner Strasse 28, 1010 Vienna, Austria, furnishes sub-advisory services to Macquarie High Yield Bond Portfolio and Macquarie Core Plus Bond Portfolio. MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2020, MIM managed more than $5.5 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Funds, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK's specialized market knowledge.

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, furnishes sub-advisory services to Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio and Macquarie Core Plus Bond Portfolio. MIMGL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Funds, for Macquarie High Yield Bond Portfolio and Macquarie Core Plus Bond Portfolio, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades and to exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge. The Manager may also utilize MIMGL to execute Fund security trades on behalf of the Macquarie Emerging Markets Portfolio II.

Macquarie Investment Management Europe Limited, (MIMEL), located at 28 Ropemaker Street, London, England, furnishes sub-advisory services to Macquarie High Yield Bond Portfolio and Macquarie Core Plus Bond Portfolio. MIMEL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Funds, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL's specialized market knowledge.

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, furnishes sub-advisory services to Macquarie Emerging Markets Portfolio II. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with the Manager (or its affiliates or related entities) or Mondrian, the Manager or Mondrian may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to the Manager's affiliates or related entities or Mondrian. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreements and Sub-Advisory Agreements, as applicable, of each of the Portfolios is available in each Portfolio's annual report to shareholders for the fiscal year ended Oct. 31, 2020.

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Fund Accountants

The Bank of New York Mellon (BNY Mellon), located at 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to each Portfolio. For these services, each Portfolio pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Delaware Investments Fund Services Company (DIFSC), an affiliate of the Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, provides fund accounting and financial administration oversight services to each Portfolio. For these services, each Portfolio pays DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all Delaware Funds®, including the Portfolios, on a relative NAV basis.

Distributor

Delaware Distributors, L.P. (the Distributor), an affiliate of the Manager located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the Distributor of the shares of the Portfolios.

Custodian Bank

BNY Mellon also serves as custodian for each Portfolio.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for all Macquarie Institutional Portfolios.

Shareholder Services

Special Reports and Other Services. Macquarie Institutional Portfolios will provide client shareholders with the following information:

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Audited annual financial reports.

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Unaudited semiannual financial reports.

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Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results, and other pertinent data.

In addition, the portfolio managers may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Portfolios' dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the NAVs for the Portfolios by calling this number. Written correspondence should be addressed to:

Macquarie Institutional Portfolios Attention: Client Services Support Team 100 Independence, 610 Market Street Philadelphia, PA 19106-2354

Exchange Privilege

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other Delaware Funds® by Macquarie based on the respective NAVs of the shares involved and as long as a Portfolio's minimum purchase requirements are satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders. The Trust reserves the right to reject any exchange order. See “Frequent trading of Portfolio shares” below.

With respect to exchanges involving Macquarie Emerging Markets Portfolio, an investor will generally be assessed a purchase reimbursement fee by the Portfolio when exchanging from another Portfolio into Macquarie Emerging Markets Portfolio and a shareholder of the Portfolio will generally be assessed a redemption reimbursement fee by the Portfolio when exchanging out of the Portfolio into another Portfolio. See “How to purchase shares,” “Redemption of shares” and “Other purchase and redemption considerations.”

Please call Macquarie Institutional Portfolios for further information on how to exchange shares of the Portfolios.

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How to Purchase Shares

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan that represents that: (i) the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant; and (ii) the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility Macquarie Institutional Portfolios may permit additional transactions on a case by case basis. The Portfolios are not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore Macquarie Institutional Portfolios requires the above representations from any new defined contribution plan investors. The Manager reserves the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations. The Manager also reserves the right to reject any purchase order from any investor that engages in excessive trading or that follows a pattern of market timing as described in this Prospectus. Macquarie Emerging Markets Portfolio is closed to any new investors. Existing shareholders of Macquarie Emerging Markets Portfolio, including participants of existing defined benefit plans that have the closed Portfolio(s) on their investment platform, as well as shareholders of Macquarie Labor Select International Equity Portfolio, may continue to purchase shares of the closed Portfolio.

Minimum Investments

The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of Macquarie Institutional Portfolios. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for Macquarie Institutional Portfolios has been satisfied.

Certain types of shareholders may invest in the Portfolios without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective trust managed by the Manager's affiliate, Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, and portfolio managers of the Portfolios seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million. Macquarie Institutional Portfolios reserves the right to redeem a shareholder's account in the event the value of the shareholder's shares falls below $500,000 for reasons other than market reductions in net asset value.

Purchase Price

You may buy shares at the Portfolio's NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00pm Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by Macquarie Institutional Portfolios after (1) Macquarie Institutional Portfolios is notified by telephone, email, facsimile, or other means acceptable to the Trust of your purchase order and (2) Federal Funds have been delivered to Macquarie Institutional Portfolios' agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following Business Day.

In addition, Macquarie Institutional Portfolios' service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on Macquarie Institutional Portfolios' behalf. For purposes of pricing, a purchase order will be deemed to be accepted by Macquarie Institutional Portfolios when such authorized agent accepts the order on behalf of Macquarie Institutional Portfolios pursuant to the terms of the agent's agreement. Among other things, there are certain terms in the agreement that give Macquarie Institutional Portfolios assurances that the agent has received a purchase order before the close of the NYSE's regular trading hours in order to receive that day's NAV. The Manager reserves the right to reject any purchase order.

Purchase Reimbursement Fee

In the case of Macquarie Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.40% of the dollar amount invested in the Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio that are permitted to be made by contributions of securities in kind, that are made by reinvestments of dividends or other distributions, or as otherwise determined by the Trust as described herein. See “Other purchase and redemption considerations” and “In-kind purchases” below.

How to Purchase Shares by Federal Funds Wire

Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to The Bank of New York Mellon as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

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First, complete the Account Registration Form and send it via facsimile to 215 255-1162, email it to cssupportteam@macquarie.com, or mail it to:

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Macquarie Institutional Portfolios Attn: Client Services Support Team 100 Independence, 610 Market Street Philadelphia, PA 19106-2354
•
Second, telephone the Trust at 800 231-8002 (or contact Macquarie Institutional Portfolios via email (cssupportteam@macquarie.com), facsimile, or other means acceptable to Macquarie Institutional Portfolios) and provide us with the account name, address, telephone number, Tax Identification Number, name of the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. The Manager will provide you with a Macquarie Institutional Portfolios account number.

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Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. The funds should be sent to the attention of Macquarie Institutional Portfolios (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which Macquarie Institutional Portfolios, the NYSE, The Bank of New York Mellon, and Macquarie Institutional Portfolios' custodians are open for business.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

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First, notify Macquarie Institutional Portfolios of your impending purchase by calling us at 800 231-8002, or by contacting Macquarie Institutional Portfolios via email at cssupportteam@macquarie.com.

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Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to The Bank of New York Mellon.

In-Kind Purchases

Macquarie Institutional Portfolios, in its sole discretion, may permit investors to make an investment by a contribution of securities in kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in kind should contact Macquarie Institutional Portfolios at 800 231-8002 to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See “Valuation of shares.” Under certain circumstances, Macquarie Institutional Portfolios may, at their sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate within Macquarie Investment Management to make investments in any of the Macquarie Institutional Portfolios by a contribution of securities in kind to such Portfolios.

Eligible investors may be required to make their investments in the Portfolio pursuant to instructions of Macquarie Institutional Portfolios, by a contribution of securities in kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount that at the time they contact Macquarie Institutional Portfolios would constitute 5% or more of the assets of a Portfolio may, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact Macquarie Institutional Portfolios whether their investment must be made in kind or by such other procedure and, if in kind, what securities must be tendered.

Redemption of Shares

Under normal circumstances, each Portfolio typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, a Portfolio may use lines of credit to meet redemption requests.

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in “good order.” The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

In the case of Macquarie Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the

45

How to Purchase Shares

Portfolio, equals 0.45% of the dollar amount redeemed for Macquarie Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in kind, or as otherwise determined by Macquarie Institutional Portfolios as described herein. See “Other purchase and redemption considerations” and “Redemptions in kind” below.

How to Redeem Shares by Mail or Fax Message

“Good order” for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

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A letter of instruction must be sent to Macquarie Institutional Portfolios specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as they appear on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to Macquarie Institutional Portfolios as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Medallion signature guarantees will be required for certain types of transactions.*

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If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to Macquarie Institutional Portfolios at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, Macquarie Institutional Portfolios may require that a medallion signature guarantee accompany your request.* Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, Macquarie Institutional Portfolios will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling Macquarie Institutional Portfolios.

Send your requests to: Macquarie Institutional Portfolios Attn: Client Services Support Team 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 Fax Number: 215 255-1162

Please call Macquarie Institutional Portfolios at 800 231-8002 to inform the Client Services Support Team of your intent to send a facsimile message.

*Call the Trust for specific signature-guarantee requirements.

How to Redeem Shares by Telephone

“Good order” for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

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If you have previously elected the telephone redemption option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling Macquarie Institutional Portfolios at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

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Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact Macquarie Institutional Portfolios for further details.

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In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

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Macquarie Institutional Portfolios' telephone redemption privileges and procedures may be modified or terminated by the Portfolios only upon written notice to the Portfolios' shareholders.

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To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Portfolios at the address above. The request will be processed pursuant to the procedures described in the second bullet point under “How to redeem shares by mail or fax message.”

In addition, Macquarie Institutional Portfolios service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Portfolios' behalf. For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Portfolios pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement that give the Portfolios assurances that the agent has received a redemption order before the close of the NYSE's regular trading hours in order to receive that day's NAV.

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Redemptions In Kind

Macquarie Institutional Portfolios, in its sole discretion, may permit shareholders to accept their redemption proceeds in kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate a Portfolio's NAV. See “Valuation of shares.”

Institutions proposing to redeem an amount that, at the time they notify the Portfolios of their intention to redeem (as described below), would constitute 5% or more of the assets of a Portfolio may, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in kind in portfolio securities, unless they elect another procedure that will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in kind of securities held by a Portfolio if Macquarie Institutional Portfolios determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in kind. Macquarie Institutional Portfolios has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90 day period for any one shareholder. Investors should contact Macquarie Institutional Portfolios at 800 231-8002 for further information.

Important Redemption Information

Because the Portfolios' shares are sold to institutions and high net worth individual investors with a relatively high investment minimum, Portfolio shareholders likely will hold a significant number of Portfolio shares. For this reason, Macquarie Institutional Portfolios requests that shareholders proposing to make a large redemption order give at least 10 days' advance notice of any such order. This request can easily be satisfied by calling Macquarie Institutional Portfolios at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Trust, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three Business Days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. The Portfolios may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Portfolios may also pay the redemption proceeds in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC.

Due to the relatively high cost of maintaining shareholder accounts, Macquarie Institutional Portfolios reserves the right to redeem your shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. Macquarie Institutional Portfolios, however, will not redeem shares based solely upon market reductions in NAV. If Macquarie Institutional Portfolios intends to take such action, a shareholder will be notified and given 90 days to make an additional investment before the redemption is processed.

Other Purchase and Redemption Considerations

Payments to Intermediaries

The Distributor, Delaware Distributors, L.P., and its affiliates may pay additional compensation at their own expense and not as an expense of a Portfolio to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Portfolio shares and/or shareholder servicing, including providing a Portfolio with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Portfolio shares, maintaining share balances and/or for sub-accounting, administrative, or shareholder processing services, marketing, educational support, and ticket charges. Such payments are in addition to any fees, including sub-accounting fees, and/or transfer agency fees that may be payable by a Portfolio. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Portfolio and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of a Portfolio and/or some or all other Delaware Funds), a Portfolio's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

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How to Purchase Shares

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Portfolios' shares.

For more information, please see the SAI.

Purpose of Reimbursement Fees for Certain Portfolios

The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which Macquarie Emerging Markets Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, that is, the change in market prices that may result when a Portfolio purchases or sells thinly traded stocks; and (3) the effect of the bid-asked spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs: brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is generally more expensive in emerging market countries than in the US, because there is less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivatives instruments, and generally less liquid markets. Consequently, brokerage commissions are high, bid-asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees, of which the reimbursement fees are designed to include an approximation. Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all of its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in kind held in the Portfolios. In addition, Macquarie Institutional Portfolios may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Macquarie Institutional Portfolios may waive or reduce the amount of the reimbursement fees in situations where it considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. Macquarie Institutional Portfolios intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in kind). If Macquarie Institutional Portfolios determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

Fair Valuation

When the Portfolios use fair value pricing, they may take into account any factors they deem appropriate. The Portfolios may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. The prices of securities used by the Portfolios to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Portfolios anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Portfolios may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Portfolios' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight.

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Investments by Large, Institutional Investors

From time to time, certain large, institutional investors may invest in the Portfolios. A Portfolio may experience relatively large investments or redemptions as a result of the institutional investors either purchasing or redeeming a Portfolio's shares. These transactions may affect a Portfolio, since a portfolio that experiences redemptions may be required to sell portfolio securities, and a portfolio that receives additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The Manager, representing the interests of a Portfolio, is committed to minimizing the impact of such transactions on the Portfolio.

Frequent Trading of Portfolio Shares

Each Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Portfolios and their shareholders, such as market timing and disruptive trading. The Trust will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a portfolio occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a portfolio followed quickly by redemptions out of that portfolio. A short-term round trip is considered any redemption of portfolio shares within 20 Business Days of a purchase of that portfolio's shares. If you make a second such short-term round trip in a portfolio within 90 rolling calendar days of a previous short-term round trip in that portfolio, you may be considered a market timer. In determining whether market timing has occurred, a Portfolio will consider short-term round trips to include rapid purchases and sales of Portfolio shares through the exchange privilege. Each Portfolio reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Manager will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Portfolio reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Portfolio's market timing policy are not necessarily deemed accepted by the Portfolio and may be rejected by the Portfolio on the next Business Day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios' then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Each Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolios' monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Manager seeks to make judgments and applications that are consistent with the interests of each Portfolio's shareholders. While the Manager will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolios' market timing policy does not require the Portfolios to take action in response to frequent trading activity. If a Portfolio elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of Market Timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolio's performance, if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any portfolio may be subject to disruptive activity. However, a portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a portfolio calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a portfolio's NAV calculation

49

How to Purchase Shares

may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in portfolio share prices that are based on closing prices of foreign securities established some time before a portfolio calculates its own share price.

Any portfolio that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the portfolio's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Portfolios that may be adversely affected by such arbitrage include, in particular, portfolios that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction Monitoring Procedures

Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolio may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios will attempt to have financial intermediaries apply the Portfolios' monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Portfolios' frequent trading policy with respect to an omnibus account, the Portfolios' transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that the Portfolios' transfer agent believes the intermediary's procedures are reasonably designed to enforce the Portfolios' frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Portfolios' transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If the Portfolios' transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Portfolio shares.

Limitations on Ability to Detect and Curtail Market Timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that a Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, a Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Miscellaneous

None of the Delaware Pooled® Trust (the “Trust”), the Portfolios, the Portfolios' transfer agent, the Trust's custodians, nor any of the Trust's affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption, or exchange of Portfolio shares that are reasonably believed to be genuine. With respect to such transactions, the Portfolios will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Portfolios are genuine.

Valuation of Shares

The price of a Portfolio's shares is based on the Portfolio's NAV per share. The Manager determines a Portfolio's NAV per share at the close of regular trading on the NYSE (normally 4:00pm Eastern time) each day that the NYSE is open. The Manager calculates this value by adding the market value of all the securities and assets in each Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. The Manager generally prices securities and other assets for which market quotations are readily available at their market value. For Portfolios that invest primarily in foreign securities, the NAV may change on days when the shareholders will not be able to purchase or redeem Portfolio shares. The Manager prices

50

fixed income securities on the basis of valuations provided to it by an independent pricing service that uses methods approved by the Board. For all other securities, the Manager uses methods approved by the Board that are designed to price securities at their fair market values.

Dividends, Distributions, and Taxes

Dividends and Distributions

Each Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. Each Portfolio expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Portfolio will distribute net realized capital gains, if any, at least annually. A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gains distribution. The Manager automatically reinvests all dividends and any capital gains, unless you direct the Manager to do otherwise.

Annual Statements

Each year, the Portfolios will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Portfolios make every effort to reduce the number of corrected forms mailed to you. However, if a Portfolio finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Portfolio will send you a corrected Form 1099.

Avoid “Buying a Dividend”

At the time you purchase your Portfolio shares, a Portfolio's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations

Portfolio Distributions

The Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios expect, based on their investment objectives and strategies, that its distributions, if any, generally will be taxable as ordinary income. For the Trust's other Portfolios, each Portfolio expects, based on their investment objectives and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Income derived from investments in derivatives, fixed income securities, US REITs, passive foreign investment companies, and income received “in lieu of” dividends in a securities lending transaction generally are not eligible for treatment as qualified dividend income.

The use of derivatives by a Portfolio may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Portfolio qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or Redemption of Portfolio Shares

A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Delaware Fund is the same as a sale. The Portfolios are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Portfolio shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Portfolios' default method, unless you instruct a Portfolio to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Portfolios and make any

51

How to Purchase Shares

additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds® website at macquarieim.com as the information becomes available.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding

By law, if you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes

Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes.

Non-US Investors

Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Portfolio from net long-term capital gains, if any, interest-related dividends paid by the Portfolio from its qualified net interest income from US sources, and short-term capital gain dividends, if such amounts are reported by the Portfolio. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other Reporting and Withholding Requirements

Under the Foreign Account Tax Compliance Act (FATCA), a Portfolio will be required to withhold a 30% tax on income dividends made by the Portfolio to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Portfolio shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Portfolio may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Portfolio fails to provide the Portfolio with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

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Financial highlights

The financial highlights tables are intended to help you understand a Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Portfolios' financial statements, is included in the annual report, which is available upon request by calling 800 231-8002.

Macquarie Large Cap Value Portfolio

	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$24.35	$27.03	$28.54	$26.39	$27.30
Income (loss) from investment operations
Net investment income[1]	0.34	0.46	0.46	0.47	0.51
Net realized and unrealized gain (loss)	(1.67)	0.83	1.97	3.09	1.19
Total from investment operations	(1.33)	1.29	2.43	3.56	1.70
Less dividends and distributions from:
Net investment income	(0.73)	(0.51)	(0.66)	(0.51)	(0.56)
Net realized gain	(7.54)	(3.46)	(3.28)	(0.90)	(2.05)
Total dividends and distributions	(8.27)	(3.97)	(3.94)	(1.41)	(2.61)
Net asset value, end of period	$14.75	$24.35	$27.03	$28.54	$26.39
Total return[2]	(10.30%) [3]	6.70% [3]	9.00%	13.83%	7.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,122	$47,833	$106,831	$168,868	$217,128
Ratio of expenses to average net assets[4]	0.70%	0.70%	0.70%	0.66%	0.65%
Ratio of expenses to average net assets prior to fees waived 4	0.84%	0.75%	0.70%	0.66%	0.65%
Ratio of net investment income to average net assets	2.08%	1.93%	1.68%	1.74%	1.97%
Ratio of net investment income to average net assets prior to fees waived	1.94%	1.88%	1.68%	1.74%	1.97%
Portfolio turnover	24%	23%	16%	23%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total Return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

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Financial highlights

Macquarie Labor Select International Equity Portfolio

	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$14.39	$13.74	$15.21	$12.83	$13.79
Income (loss) from investment operations:
Net investment income[1]	0.27	0.47	0.44	0.41	0.43
Net realized and unrealized gain (loss)	(2.84)	0.60	(1.47)	2.35	(1.02)
Total from investment operations	(2.57)	1.07	(1.03)	2.76	(0.59)
Less dividends and distributions from:
Net investment income	(0.51)	(0.42)	(0.44)	(0.38)	(0.37)
Net realized gain	(0.22)	—	—	—	—
Total dividends and distributions	(0.73)	(0.42)	(0.44)	(0.38)	(0.37)
Net asset value, end of period	$11.09	$14.39	$13.74	$15.21	$12.83
Total return[2]	(19.01% )	8.23%	(7.02% )	22.13%	(4.24% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$185,281	$454,028	$405,923	$490,273	$394,830
Ratio of expenses to average net assets[3]	0.86%	0.86%	0.87%	0.86%	0.86%
Ratio of net investment income to average net assets	2.18%	3.44%	2.96%	2.96%	3.39%
Portfolio turnover	14%	16%	20%	21%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

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Macquarie Emerging Markets Portfolio

	Year ended
	10/31/20		10/31/19		10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$8.11		$7.56		$8.76	$7.77	$7.47
Income (loss) from investment operations
Net investment income[1]	0.12		0.17		0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.05		0.54		(1.08)	1.05	0.29
Total from investment operations	0.17		0.71		(0.88)	1.23	0.47
Less dividends and distributions from:
Net investment income	(0.17)		(0.16)		(0.34)	(0.26)	(0.18)
Net realized gain	—		—		—	—	—
Total dividends and distributions	(0.17)		(0.16)		(0.34)	(0.26)	(0.18)
Reimbursement fees
Purchase reimbursement fees[1,2]	—	[3]	—	[4]	— [5]	0.01	— [6]
Redemption reimbursement fees[1,2]	0.01		—	[4]	0.02	0.01	0.01
Total Reimbursement fees	0.01		—		0.02	0.02	0.01
Net asset value, end of period	$8.12		$8.11		$7.56	$8.76	$7.77
Total return[7]	2.16%	[8]	9.62%		(10.28% )	16.88%	6.75%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$60,697		$79,864		$79,463	$136,678	$133,828
Ratio of expenses to average net assets[9]	1.26%		1.30%		1.26%	1.22%	1.19%
Ratio of expenses to average net assets prior to fees waived 9	1.28%		1.30%		1.26%	1.22%	1.19%
Ratio of net investment income to average net assets	1.48%		2.19%		2.31%	2.24%	2.51%
Ratio of net investment income to average net assets prior to fees waived	1.46%		2.19%		2.31%	2.24%	2.51%
Portfolio turnover	43%		33%		40%	45%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Effective Feb. 28, 2018, the Portfolio charges a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee, which are retained by the Portfolio. Previously, the Portfolio charged a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee.

[3]	For the year ended Oct. 31, 2020, purchase reimbursement fees of $24,027 were earned by the Portfolio, which calculated to an amount of $0.003 per share.
[4]	For the year ended Oct. 31, 2019, purchase and redemption fees of $732 and $31,858, respectively were earned by the Portfolio, which calculated to amounts of $0.000 and $0.003 per share, respectively.
[5]	For the year ended Oct. 31, 2018, purchase reimbursement fees of $5,924 were earned by the Portfolio, which calculated to an amount of $0.0004 per share.
[6]	For the year ended Oct. 31, 2016, purchase reimbursement fees of $42,620 were earned by the Portfolio, which calculated to an amount of $0.002 per share.
[7]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

[8]	Total Return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[9]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

55

Financial highlights

Macquarie Emerging Markets Portfolio II

	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$9.71	$8.78	$10.74	$8.01	$7.37
Income (loss) from investment operations:
Net investment income[1]	0.10	0.09	0.08	0.12	0.07
Net realized and unrealized gain (loss)	1.89	1.30	(1.77)	2.70	0.88
Total from investment operations	1.99	1.39	(1.69)	2.82	0.95
Less dividends and distributions from:
Net investment income	(0.09)	(0.05)	(0.27)	(0.09)	(0.08)
Net realized gain	(0.20)	(0.41)	—	—	(0.23)
Total dividends and distributions	(0.29)	(0.46)	(0.27)	(0.09)	(0.31)
Net asset value, end of period	$11.41	$9.71	$8.78	$10.74	$8.01
Total return[2]	20.79%	16.74%	(16.13% )	35.74%	13.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,526	$42,222	$27,229	$46,046	$37,198
Ratio of expenses to average net assets[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived 3	1.37%	1.42%	1.42%	1.32%	1.34%
Ratio of net investment income to average net assets	0.98%	1.03%	0.80%	1.34%	0.97%
Ratio of net investment income to average net assets prior to fees waived	0.81%	0.81%	0.58%	1.22%	0.83%
Portfolio turnover	17%	9%	12%	14%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

56

Macquarie High Yield Bond Portfolio

	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$7.53	$7.46	$8.09	$7.88	$7.78
Income (loss) from investment operations
Net investment income[1]	0.37	0.40	0.42	0.43	0.45
Net realized and unrealized gain (loss)	(0.05)	0.18	(0.48)	0.23	0.02
Total from investment operations	0.32	0.58	(0.06)	0.66	0.47
Less dividends and distributions from:
Net investment income	(0.39)	(0.51)	(0.57)	(0.45)	(0.37)
Net realized gain	—	—	—	—	—
Total dividends and distributions	(0.39)	(0.51)	(0.57)	(0.45)	(0.37)
Net asset value, end of period	$7.46	$7.53	$7.46	$8.09	$7.88
Total return[2]	4.38% [3]	8.60% [3,4]	(0.77%) [3]	8.88% [3]	6.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$81,814	$99,394	$77,736	$113,273	$242,300
Ratio of expenses to average net assets[5]	0.59%	0.59%	0.59%	0.57%	0.55%
Ratio of expenses to average net assets prior to fees waived 5	0.64%	0.65%	0.62%	0.58%	0.55%
Ratio of net investment income to average net assets	5.07%	5.49%	5.49%	5.58%	6.10%
Ratio of net investment income to average net assets prior to fees waived	5.02%	5.43%	5.46%	5.57%	6.10%
Portfolio turnover	127%	82%	112%	99%	119%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total Return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

57

Financial highlights

Macquarie Core Plus Bond Portfolio

	Year ended
	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$10.74	$9.87	$10.41	$10.42	$10.29
Income (loss) from investment operations
Net investment income[1]	0.28	0.33	0.32	0.32	0.22
Net realized and unrealized gain (loss)	0.51	0.83	(0.55)	(0.06)	0.14
Total from investment operations	0.79	1.16	(0.23)	0.26	0.36
Less dividends and distributions from:
Net investment income	(0.50)	(0.29)	(0.31)	(0.27)	(0.23)
Net realized gain	(0.20)	—	—	—	— [2]
Total dividends and distributions	(0.70)	(0.29)	(0.31)	(0.27)	(0.23)
Net asset value, end of period	$10.83	$10.74	$9.87	$10.41	$10.42
Total return[3]	7.92%	12.12% [4]	(2.29% )	2.60%	3.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,013	$164,796	$220,051	$168,242	$133,265
Ratio of expenses to average net assets[5]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived 5	0.62%	0.59%	0.58%	0.60%	0.60%
Ratio of net investment income to average net assets	2.71%	3.19%	3.22%	3.08%	2.12%
Ratio of net investment income to average net assets prior to fees waived	2.54%	3.05%	3.09%	2.93%	1.97%
Portfolio turnover	108%	177%	171%	162%	310%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended Oct. 31, 2016, net realized gain distributions of $51,289 were made by the Portfolio, which calculated to an amount of $(0.004) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.08% lower. See Note 13 in “Notes to financial statements.”
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.

58

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Macquarie Institutional Portfolios

Contact information

Email

cssupportteam@macquarie.com

Shareholder inquiries

Call us at 800 231-8002

•
For Portfolio information, literature, price, yield, and performance figures.

•
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

61

Additional information about the Portfolios' investments is available in their annual and semiannual shareholder reports. In the Portfolios' annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more information about the Portfolios and the Trust in the current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Portfolios, write to us at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, call toll-free at 800 231-8002, email us at the email address below, or go to macquarieim.com/investments/products/macquarie-institutional-portfolios. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act File Number: 811-06322

PR-DPT 2/21

Prospectus

Delaware Global Listed Real Assets Fund

Alternative / specialty mutual fund

Nasdaq ticker symbols
Class A	DPREX
Class C	DPRCX
Class R	DPRRX
Institutional Class	DPRSX
Class R6	DPRDX

February 26, 2021

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Table of contents

Fund summary	1
Delaware Global Listed Real Assets Fund	1
How we manage the Fund	8
Our principal investment strategies	8
Other securities in which the Fund typically invests	9
Other investment strategies	11
The risks of investing in the Fund	11
Disclosure of portfolio holdings information	16
Who manages the Fund	17
Investment manager and sub-advisor	17
Portfolio managers	17
Manager of managers structure	18
Who’s who	18
About your account	20
Investing in the Fund	20
Choosing a share class	20
Dealer compensation	22
Payments to intermediaries	23
How to reduce your sales charge	24
Buying Class A shares at net asset value	25
Waivers of contingent deferred sales charges	25
How to buy shares	26
Calculating share price	27
Fair valuation	27
Retirement plans	27
Document delivery	28
Inactive accounts	28
How to redeem shares	28
Low balance accounts	29
Investor services	29
Frequent trading of Fund shares (market timing and disruptive trading)	31
Dividends, distributions, and taxes	32
Certain management considerations	34
Financial highlights	35
Additional information	49

Fund summary

Delaware Global Listed Real Assets Fund

What is the Fund’s investment objective?

Delaware Global Listed Real Assets Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)
Class	A	C	R	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%(1)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C	R	Inst.	R6
Management fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	none	none
Other expenses	0.53%	0.53%	0.53%	0.53%	0.45%(2)
Total annual fund operating expenses	1.53%	2.28%	1.78%	1.28%	1.20%
Fee waivers and expense reimbursements	(0.20%)(3)	(0.20%)(3)	(0.20%)(3)	(0.20%)(3)	(0.20%)(3)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.33%	2.08%	1.58%	1.08%	1.00%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the prospectus entitled “Choosing a share class.”
[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.08% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.00% of the Fund's Class R6 shares' average daily net assets, from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.	R6
1 year	$703	$211	$311	$161	$110	$102
3 years	$1,012	$693	$693	$541	$386	$361
5 years	$1,343	$1,202	$1,202	$946	$683	$640
10 years	$2,278	$2,600	$2,600	$2,078	$1,528	$1,437

Fund summary

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing in listed real assets securities, which includes the following categories:

•Real Estate Securities (such as Real estate investment trusts (REITs), Real estate operating companies (REOCs), mortgage-backed securities);

•Infrastructure Securities (including master limited partnerships (MLPs));

•Natural Resources Securities; and

•Inflation-Linked Securities (collectively, “Real Assets Securities”).

See the section of the Prospectus entitled “Our principal investment strategies” for a description of Real Estate Securities, Infrastructure Securities, Natural Resources Securities, and Inflation-Linked Securities.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Assets Securities (80% policy). The Fund will invest at least 30% of its net assets in foreign securities, including emerging markets issuers. The Fund may purchase both equity and fixed income securities. The Fund may invest in securities of companies or issuers of any size market capitalization.

The Fund will allocate strategy assets across multiple sleeves that will invest in liquid, listed real assets securities that are both tangible and intangible. Sleeves include inflation- linked global listed infrastructure which consists of listed infrastructure equity securities, global real estate which consists of listed real estate securities including REITs, global natural resources which consists of listed natural resource equity securities, global inflation-linked fixed income which consists of Treasury inflation-protected securities (TIPS) and developed market inflation-linked fixed income securities, and opportunistic fixed income which consist of high yield and securitized fixed income securities.

The Fund invests in natural resources including precious metals, among other resources. In addition to derivatives, the Fund may gain exposure to precious metals through equity securities of precious metals companies as well as ETFs.

The Fund may invest in commercial mortgage-backed securities, non-agency residential mortgages, and select asset-backed securities. Such securities and mortgages are anticipated to be investment grade.

Within the fixed income securities in which the Fund invests, the structured products will typically have an average credit rating of BBB- and an average duration of seven years. The Fund may also invest in high yield (junk) bonds. The corporate bond securities will typically be below investment grade with an average duration of approximately five years.

The Fund may employ leverage, such as by entering into reverse repurchase transactions, to attempt to take advantage of or increase the total return of attractive investment opportunities.

The Fund may invest in securities of foreign companies or governments or supranational entities to achieve its investment objectives.

The Fund will invest no more than 15% of the portfolio’s holdings in MLPs. The MLPs in which the Fund invests will not include general partnership interests.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund's sub- advisor, uses a dynamic asset-allocation framework to determine the proportion of the Fund’s assets that will be allocated to the various asset classes noted above, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection. In connection with its dynamic asset-allocation framework, MIMAK will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund’s total assets and primarily hold derivatives and exchange-traded funds (ETFs). If applicable, the derivatives and ETFs within the tactical / completion sleeve will also be counted towards the asset classes noted above.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund’s portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

2

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real assets industries risk — The risk that the value of a fund’s shares will be affected by factors particular to Real Assets Securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however they will consider holding commodity ETFs in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Gold and other precious metals risk — Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

Infrastructure risk — Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States

3

Fund summary

financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Exchange-traded fund risk — The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

4

Leveraging risk — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Natural resources risk — The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

MLP risk — The risk related to the Fund’s investment in MLPs. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

Active trading risk — The risk that active management will increase the expenses of the Fund because of brokerage charges, spreads, or mark-up charges. Active trading could raise transaction costs, thereby lowering the Fund’s returns, and could generate taxes for shareholders on realized investment gains.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Global Listed Real Assets Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Prior to the close of business on Aug. 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on Aug. 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

Calendar year-by-year total return (Class A)

Year	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Year Total Return	10.09%	16.41%	1.7%	28.87%	3.18%	5.29%	0.99%	-7.78%	30.42%	0.91%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.23% for the quarter ended Dec. 31, 2011, and its lowest quarterly return was -21.27% for the quarter ended March 31, 2020.

5

Fund summary

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years or lifetime
Class A return before taxes	-4.92%	3.99%	7.74%
Class A return after taxes on distributions	-5.31%	2.07%	5.89%
Class A return after taxes on distributions and sale of Fund shares(1)	-2.74%	2.58%	5.68%
Class C return before taxes	-0.85%	4.44%	7.57%
Class R return before taxes	0.72%	4.99%	8.12%
Class R6 return before taxes (lifetime: 8/31/16–12/31/20)	1.27%	n/a	4.05%
Institutional Class return before taxes	1.18%	5.49%	8.65%
Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD (reflects no deduction for fees, expenses, or taxes) (primary benchmark)	9.46%	6.25%	5.25%
The Global Listed Real Assets Blended Benchmark (reflects no deduction for fees, expenses, or taxes) (secondary benchmark) (2)	2.16%	7.25%	4.78%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes) (net) (secondary benchmark)	-6.49%	6.94%	5.56%
FTSE EPRA Nareit Developed Index (reflects no deduction for fees, expenses, or taxes) (net) (secondary benchmark)	-9.04%	3.74%	5.44%
S&P Global Natural Resources Index (reflects no deduction for fees, expenses, or taxes) (net) (secondary benchmark)	-0.05%	10.14%	0.04%

[1]

After-tax returns in the table above are calculated using the historical highest individual US federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirements accounts (IRAs). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

[2]

The Global Listed Real Assets Blended Benchmark is computed using a combination of 20% S&P Global Natural Resources Index NR; 20% FTSE EPRA Nareit Developed Index NR; 20% S&P Global Infrastructure Index NR; and 40% Bloomberg Barclays Global Inflation-Linked Total Return Index Hedged USD.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor for the Fund. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal, CFA	Senior Vice President, Chief Investment Officer — Global Multi Asset Team	August 2019

6

Portfolio managers	Title with MIMAK	Start date on the Fund
Jürgen Wurzer, CFA	Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team	August 2019

Macquarie Funds Management Hong Kong Limited

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds® by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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How we manage the Fund

For the purposes of “Our principal investment strategies” and “The securities in which the Fund typically invests” sections, a reference to the Manager may also include MIMAK with respect to its role as sub-advisor of the Fund. The portfolio managers take a disciplined approach to investing, combining investment strategies and risk-management techniques that they believe can help shareholders meet their goals.

Our principal investment strategies

The Fund seeks to achieve its investment objectives by investing in listed real assets securities, which includes the following categories:

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Real Estate Securities;

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Infrastructure Securities;

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Natural Resources Securities; and

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Inflation-Linked Securities (collectively, “Real Assets Securities”).

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Assets Securities (80% policy). The Fund will invest at least 30% of its net assets in foreign securities, including emerging markets issuers. The Fund may purchase both equity and fixed income securities. The Fund may invest in securities of companies or issuers of any size market capitalization.

The Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles. Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund's sub-advisor that is primarily responsible for the day-to-day management of the portfolio, uses an active allocation approach when selecting investments for the Fund. The Fund has flexibility in the relative weightings given to each of these categories. In addition, the Fund may, in the future, invest in additional investment categories other than those listed herein, to the extent consistent with the Fund's investment objective.

For purposes of the 80% policy, Real Estate Securities are defined as any security tied to a company or issuer that (i) derives at least 50% of its revenues from the ownership, operation, development, construction, financing, management or sale of commercial, industrial or residential real estate and similar activities, or (ii) commits at least 50% of its assets to activities related to real estate. For purposes of selecting investments in Real Estate Securities, MIMAK defines the real estate sector broadly, including but not limited to real estate investment trusts (“REITs”); real estate operating companies (“REOCs”); firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies; and debt securities, including securitized obligations, which are predominantly supported by real estate assets. Real Estate Securities also includes fixed income securities, which are issued by related companies, which may include mortgage-backed securities (“MBS”), residential MBS (“RMBS”), or commercial MBS (“CMBS”).

For purposes of the 80% policy, Infrastructure Securities are defined as any security tied to a company or issuer that (i) derives at least 50% of its revenue or profits, either directly or indirectly, from infrastructure assets, or (ii) commits at least 50% of its assets to activities related to infrastructure. For purposes of selecting investments in Infrastructure Securities, the Fund defines the infrastructure sector broadly, including but not limited to the physical structures, networks and systems of transportation, energy, water and sewage, and communication. Infrastructure Securities also includes master limited partnerships (“MLPs”) and both investment grade and high yield fixed income securities, which are issued by related companies.

For purposes of the 80% policy, Natural Resources Securities are defined as any security tied to a company or issuer that (i) derives at least 50% of its revenues, profits or value, either directly or indirectly, from natural resources assets including, but not limited to: (a) timber and agriculture assets and securities; (b) commodities and commodity-linked assets and securities, including, but not limited to, precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities; and (c) energy, including the exploration, production, processing and manufacturing of hydrocarbon-related and chemical-related products; or (ii) provides supporting services to such natural resources companies. Natural Resources Securities also include both investment grade and high yield fixed income securities, which are issued by related companies.

For purposes of the 80% policy, Inflation-Linked Securities are defined as securities designed to help protect investors from inflation.

Inflation-linked securities include US and Global TIPS securities (generally sovereign debt with inflation-linked coupon step-ups). The sleeve seeks long-term capital growth by investing in inflation-linked debt securities of global bond markets. The sleeve will primarily invest in developed market inflation-linked debt securities. The sleeve may invest assets in derivatives instruments that have economic characteristics that are similar to inflation-protected bonds as well as derivative instruments to manage duration. The sleeve's currency exposure will be hedged back to the US Dollar through use of derivatives.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive

8

purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

From time to time, the Fund may invest in stapled securities to gain exposure to infrastructure companies in Australia. A stapled security is a type of financial instrument. It consists of two or more securities that are contractually bound to form a single salable unit; they cannot be bought or sold separately.

The Fund expects to make quarterly distributions at a level percentage rate regardless of its quarterly performance. All or a portion of such distributions may represent a return of capital. A return of capital is the portion of the distribution representing the return of your investment in the Fund. A return of capital is tax-free to the extent of a shareholder's basis in the Fund's shares and reduces the shareholder's basis to that extent.

In connection with its dynamic asset-allocation framework, MIMAK will also manage a tactical / completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund's total assets and primarily hold derivatives and exchange-traded funds (ETFs). If applicable, the derivatives and ETFs within the tactical / completion sleeve will also be counted towards the asset classes noted above.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's or MIMGL's specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

The Fund's investment objectives are nonfundamental. This means that the Fund's Board of Trustees (Board) may change the objectives without obtaining shareholder approval. If the objectives or the 80% policy were changed, the Fund would notify shareholders at least 60 days before the change became effective.

Other securities in which the Fund typically invests

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Fund uses them: The Fund may invest without limit in shares of REITs.

Real estate operating companies (REOCs)

A REOC is a company that derives at least 50% of its gross revenues or net profits from: (1) ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate; or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

How the Fund uses them: The Fund may invest without limit in REOCs.

Foreign securities and American depositary receipts (ADRs)

Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. ADRs are typically issued by a US bank and represent the bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are typically bought and sold on US securities exchanges in the same way as other US securities. Sponsored ADRs are issued jointly by the issuer of the underlying security and the depositary, and unsponsored ADRs are issued by the depositary without the participation of the issuer of the underlying security.

How the Fund uses them: From time to time, the Fund may invest in sponsored or unsponsored ADRs that are actively traded in the US.

The Fund may invest up to 30% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange or they may be in the form of ADRs.

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How we manage the Fund

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

How the Fund uses them: If the Fund owns securities that have unrealized gains, the Manager may want to protect those gains when it anticipates adverse conditions. The Manager might use options or futures to seek to neutralize the effect of any anticipated price declines, without selling the security. For example, it might sell stock futures or stock index futures to sell the stock at a specific price on a specific date in the future. If prices then fell, the decline would be offset by the gain on the futures contract. On the other hand, if prices rose, the gains would be offset by the loss on the futures contract. Effectively, this strategy seeks to reduce the overall exposure and risk of the Fund without the need to actually sell underlying securities in the portfolio.

In addition, the Fund may use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Fund had excess cash that it wanted to invest quickly. The Fund might also use call options if the Manager believes that doing so would help the Fund meet its investment objectives. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily.

Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

Certain options and futures may be considered illiquid. It is anticipated that the Fund's investments in futures and options may generate qualifying income under Subchapter M of the Internal Revenue Code. The Manager intends to manage the Fund so that it will qualify as a registered management company under the Internal Revenue Code.

Forward foreign currency contracts

A fund may invest in securities of foreign issuers and may hold foreign currency. In addition, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Fund uses them: Although the Manager values the Fund's assets daily in terms of US dollars, it does not intend to convert the Fund's holdings of foreign currencies into US dollars on a daily basis. The Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency fluctuations. The Fund may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of US dollars or other currencies in which the transaction will be consummated.

Investment company securities

Any investments in investment company securities, including exchange-traded funds (ETFs), will be limited by the Investment Company Act of 1940, as amended (the “1940 Act”) and would involve a payment of the pro rata portion of their expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, without an exemption a fund may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a fund's total assets in the shares of any one investment company; or (iii) invest more than 10% of a fund's total assets in shares of other investment companies. These percentage limitations also apply to a fund's investment in an unregistered investment company.

How the Fund uses them: The Fund may invest in investment companies to the extent that it helps achieve the investment objective(s).

The SEC has granted exemptive orders to various iShare Trust, The Vanguard Group, Inc., and SPDR Series Trust ETF programs and their respective investment advisers that permit the Fund to invest in these ETFs beyond the limitations described above, subject to certain conditions.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which

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the collateral is composed of US government securities. At the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the US government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund's limit on investments in illiquid investments.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid investments.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Purchasing securities on a when-issued or delayed-delivery basis

The Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Initial public offerings (IPOs)

Under certain market conditions, the Fund may invest in companies at the times of their IPOs. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund's investment objectives. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objectives.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. For purposes of the “The risks of investing in the Fund” section, a reference to the Manager may also include MIMAK with respect to its role as sub-advisor of the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

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How we manage the Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the Manager believes can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall market movements. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

The Fund may hold a substantial portion of its assets in cash or cash equivalents as a temporary, defensive strategy.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The Fund intends to hold a number of different individual securities, seeking to manage security risk. However, the Fund does concentrate in Real Assets Securities. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that industry, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting Real Assets Securities.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Fund strives to manage it: Because the Fund invests significantly in companies in the real estate and real estate-related sectors, it is subject to the risks associated with the real estate industry. The Manager will strive to manage these risks through careful selection of individual securities.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Manager maintains a well-diversified portfolio, conducts in-depth analysis, and monitors the companies continually.

Commodity-related investments risk

Commodity-related investments risk is the risk that the value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

How the Fund strives to manage it: Because the Fund invests significantly in Natural Resources Securities, it is subject to commodity-related investments risk. The Manager will strive to manage this risk through careful selection of individual securities.

Gold and other precious metals risk

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other

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precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

How the Fund strives to manage it: The Manager will strive to manage this risk through careful selection of individual securities.

Infrastructure risk

Infrastructure risk is the risk that infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

How the Fund strives to manage it: The Manager will strive to manage this risk through careful selection of individual securities.

High yield (junk bond) risk

Investing in so-called “junk bonds” entails the risk of principal loss because they are rated below investment grade. As a result, junk bonds are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market; and greater price volatility and risk of loss of income and principal than are higher rated securities. High yield bonds are sometimes issued by municipalities with less financial strength and therefore less ability to make projected debt payments on the bonds.

How the Fund strives to manage it: The Manager attempts to reduce the risk associated with investment in high yield debt securities through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

Natural resources risk

Natural resources risk is the risk that the market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

How the Fund strives to manage it: Because the Fund invests significantly in Natural Resources Securities, it is subject to this risk. The Manager will strive to manage this risk through careful selection of individual securities.

Interest rate risk

Interest rate risk is the risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small-and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

How the Fund strives to manage it: If the Fund invests in REITs or other companies that hold fixed-rate obligations, the Manager would expect the value of those investments to decrease if interest rates rise and increase if interest rates decline. However, lower interest rates also tend to increase the chances that a bond will be refinanced, which can hurt the returns of REITs or other companies that hold fixed-rate obligations. The Manager strives to manage this risk by monitoring interest rates and evaluating their potential impact on securities already in the portfolio or those the Manager is considering for purchase.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

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How we manage the Fund

How the Fund strives to manage it: Holding both international and domestic securities in a well-allocated fund may actually help to reduce overall fund risk since these types of securities may experience different performance cycles.

The Manager attempts to reduce the risks presented by monitoring current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Manager may hedge exposure to those currencies for defensive purposes.

The Fund will generally have significant exposure to this risk, since the Fund may invest up to 30% of its assets in foreign securities.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Leveraging risk

Leveraging risk is the risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

How the Fund strives to manage it: The Fund will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers seek to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

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Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

How the Fund strives to manage it: Under normal circumstances, the Fund's total investments in investment companies, including ETFs, will not exceed 10% of net assets in any one investment company and 20% in all positions in investment companies in the aggregate.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits its exposure to illiquid investments to no more than 15% of its net assets.

Government and regulatory risks

Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The Manager evaluates the economic and political climate in the relevant jurisdictions before selecting securities for the Fund. The Manager typically diversifies the Fund's assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the Euro Overnight Index Average (EONIA)), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

15

How we manage the Fund

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Disclosure of portfolio holdings information

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

16

Who manages the Fund

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Fund's investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of Dec. 31, 2020, $186.4 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.55% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board's approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the period ended Oct. 31, 2020.

Sub-advisors

MIMAK, is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK is the sub-advisor responsible for determining the asset allocation for the Fund. MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of Dec. 31, 2020, MIM managed more than $268.1 billion in assets for institutional and individual clients. MIMAK is primarily responsible for the day-to-day management of the Fund's portfolio. As of Dec. 30, 2020, MIMAK manages a total of $5.5 billion in assets, including institutional separate accounts and other investment vehicles. Although MIMAK serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Fund.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge. The Manager may seek quantitative support from MIMGL and permit MIMGL to execute Fund security trades on behalf of the Manager.

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

MIMEL, located at 28 Ropemaker Street, London, England, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of the Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

A discussion of the basis for the Board's approval of the Fund's sub-advisory contracts with MIMAK, MIMGL and MFMHKL is available in the Fund's annual report to shareholders for the period ended Oct. 31, 2020. A discussion of the basis for the Board's approval of the Fund's sub-advisory contract with MIMEL will be available in the Fund's next report to shareholders.

Portfolio managers

Stefan Löwenthal and Jürgen Wurzer of MIMAK determine the asset allocation and have primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Messrs. Löwenthal and Wurzer regularly consult with the investment team of the Manager as needed.

Stefan Löwenthal, CFA Senior Vice President, Chief Investment Officer — Global Multi Asset Team

Stefan Löwenthal is the chief investment officer for MIMAK, a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team

Jürgen Wurzer rejoined MIMAK in April 2018 as deputy head of portfolio management for the firm's global multi asset team based in Vienna. Prior to that, he

17

Who manages the Fund

worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master's degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and the portfolio manager's ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund's Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund's sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager and sub-advisor: An investment manager is a company with overall responsibility for the management of a fund's assets. A sub-advisor is a company generally responsible for the day-to-day management of the fund's assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager or the sub-advisor, as the case may be, is responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

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Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

19

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, and Class R shares of the Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
•
Class A shares have an upfront sales charge of up to 5.75% that you pay when you buy the shares.

•
If you invest $50,000 or more, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class and Class R6 shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

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* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
For approximately eight years after you buy your Class C shares, they are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares are eligible to automatically convert to Class A shares with a 12b-1 fee of no more than 0.25% approximately eight years after you buy Class C shares. Conversion may occur as late as one month after the eighth anniversary of purchase, during which time Class C's higher 12b-1 fee applies. Please refer to the Fund's SAI for more details on this automatic conversion feature.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R, Institutional Class and Class R6 shares.

•
Class C shares with no financial intermediary will be converted to Class A shares at NAV within a certain time frame after a financial intermediary resigns, as determined by the Manager. Additionally, investors may only open an account to purchase Class C shares if they have appointed a financial intermediary.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class R
•
Class R shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

•
Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus that are offering Class R shares to participants.

•
Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

•
Any account holding Class A shares of the Fund as of the date Class R shares were made available for the Fund continues to be eligible to purchase the Fund's Class A shares after that date. Any account holding the Fund's Class R shares is not eligible to purchase its Class A shares.

•
Unlike Class C shares, Class R shares do not automatically convert into another class.

•
Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Institutional Class and Class R6 shares.

21

About your account

Institutional Class
•
Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Institutional Class shares are not subject to a CDSC.

•
Institutional Class shares do not assess a 12b-1 fee.

•
Institutional Class shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform;

○
through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
•
Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.

•
Class R6 shares do not assess a 12b-1 fee.

•
Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

•
Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•
Class R6 shares may not be available through certain financial intermediaries.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

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	Class A1	Class C2	Class R3
Commission (%)	—	1.00%	—
Investment less than $50,000	5.00%	—	—
$50,000 but less than $100,000	4.00%	—	—
$100,000 but less than $250,000	3.00%	—	—
$250,000 but less than $500,000	2.00%	—	—
$500,000 but less than $1 million	1.60%	—	—
$1 million but less than $5 million	1.00%	—	—
$5 million but less than $25 million	0.50%	—	—
$25 million or more	0.25%	—	—
12b-1 fee to dealer	0.25%	1.00%	0.50%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase. After approximately eight years, Class C shares are eligible to automatically convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A shares.

3 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Delaware Funds), the Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from

23

About your account

additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Fund's transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class R, Class R6, and Institutional Class shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Upon your request, you can combine your holdings or purchases of Class A and Class C shares of Delaware Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

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Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

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Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

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Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc. or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

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Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

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Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

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Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

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Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

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Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

•
Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class R, Class R6, and Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

25

About your account

•
Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund's post office box, of purchase orders, do not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

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By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawarefunds.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00pm Eastern time), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). The Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds® by Macquarie Service Center at 800 523-1918.

27

About your account

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, the Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good

28

order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund's post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•
By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

•
By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A and Class C shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R, Institutional Class, and Class R6 shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days' written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days' written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

29

About your account

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of the Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year

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exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund considers short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Fund will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders. While the Fund will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

31

About your account

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund's monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund's frequent trading policy with respect to an omnibus account, the Fund's transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund's transfer agent believes the intermediary's procedures are reasonably designed to enforce the Fund's frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund's transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If the Fund's transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

32

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Fund is primarily derived from investments in US REITs, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivatives may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

The Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a US REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event the Fund realizes excess inclusion income in excess of certain threshold amounts.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders, provided the shareholder meets certain holding period requirements with respect to their shares.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund's default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial intermediary or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its

33

About your account

shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. Asset allocation models include the Delaware Funds by Macquarie Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

34

Financial highlights

Delaware Global Listed Real Assets Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years or, if shorter, the period of a Class's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

	Year ended
Class A shares	10/31/20	10/31/19¹	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$12.88	$10.87	$11.36	$14.28	$15.54
Income (loss) from investment operations:
Net investment income[2]	0.19	0.14	0.19	0.08	0.18
Net realized and unrealized gain (loss)	(1.18)	2.07	(0.21)	0.03	0.41
Total from investment operations	(0.99)	2.21	(0.02)	0.11	0.59
Less dividends and distributions from:
Net investment income	(0.14)	(0.20)	(0.16)	(0.21)	(0.24)
Net realized gain	(0.32)	—	(0.26)	(2.82)	(1.61)
Return of capital	—	—	(0.05)	—	—
Total dividends and distributions	(0.46)	(0.20)	(0.47)	(3.03)	(1.85)
Net asset value, end of period	$11.43	$12.88	$10.87	$11.36	$14.28
Total return[3]	(7.86%) [4]	20.55% [4]	(0.26%) [4]	0.90%	4.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,879	$51,133	$50,627	$65,824	$86,129
Ratio of expenses to average net assets[5]	1.37%	1.42%	1.39%	1.44%	1.33%
Ratio of expenses to average net assets prior to fees waived [5]	1.57%	1.58%	1.41%	1.44%	1.33%
Ratio of net investment income to average net assets	1.62%	1.21%	1.76%	0.71%	1.24%
Ratio of net investment income to average net assets prior to fees waived	1.42%	1.05%	1.74%	0.71%	1.24%
Portfolio turnover	84%	125%	120%	145%	111%

[1]

Prior to the close of business on Aug. 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on Aug. 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

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Financial highlights

Delaware Global Listed Real Assets Fund

	Year ended
Class C shares	10/31/20	10/31/19¹	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$12.85	$10.85	$11.31	$14.24	$15.50
Income (loss) from investment operations:
Net investment income (loss)[2]	0.10	0.05	0.11	—³	0.07
Net realized and unrealized gain (loss)	(1.17)	2.07	(0.21)	0.02	0.42
Total from investment operations	(1.07)	2.12	(0.10)	0.02	0.49
Less dividends and distributions from:
Net investment income	(0.07)	(0.12)	(0.05)	(0.13)	(0.14)
Net realized gain	(0.32)	—	(0.26)	(2.82)	(1.61)
Return of capital	—	—	(0.05)	—	—
Total dividends and distributions	(0.39)	(0.12)	(0.36)	(2.95)	(1.75)
Net asset value, end of period	$11.39	$12.85	$10.85	$11.31	$14.24
Total return[4]	(8.55%) [5]	19.64% [5]	(0.99%) [5]	0.13%	3.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,302	$4,082	$4,810	$13,331	$20,598
Ratio of expenses to average net assets[6]	2.12%	2.17%	2.14%	2.19%	2.08%
Ratio of expenses to average net assets prior to fees waived [6]	2.32%	2.33%	2.16%	2.19%	2.08%
Ratio of net investment income (loss) to average net assets	0.87%	0.46%	1.01%	(0.04% )	0.49%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.67%	0.30%	0.99%	(0.04% )	0.49%
Portfolio turnover	84%	125%	120%	145%	111%

[1]

Prior to the close of business on Aug. 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on Aug. 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

36

Delaware Global Listed Real Assets Fund

	Year ended
Class R shares	10/31/20	10/31/19¹	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$12.87	$10.86	$11.35	$14.27	$15.53
Income (loss) from investment operations:
Net investment income[2]	0.16	0.11	0.17	0.05	0.15
Net realized and unrealized gain (loss)	(1.18)	2.07	(0.22)	0.04	0.41
Total from investment operations	(1.02)	2.18	(0.05)	0.09	0.56
Less dividends and distributions from:
Net investment income	(0.12)	(0.17)	(0.13)	(0.19)	(0.21)
Net realized gain	(0.32)	—	(0.26)	(2.82)	(1.61)
Return of capital	—	—	(0.05)	—	—
Total dividends and distributions	(0.44)	(0.17)	(0.44)	(3.01)	(1.82)
Net asset value, end of period	$11.41	$12.87	$10.86	$11.35	$14.27
Total return[3]	(8.14%) [4]	20.30% [4]	(0.54%) [4]	0.66%	4.00%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,149	$4,966	$4,934	$7,885	$12,573
Ratio of expenses to average net assets[5]	1.62%	1.67%	1.64%	1.69%	1.58%
Ratio of expenses to average net assets prior to fees waived [5]	1.82%	1.83%	1.66%	1.69%	1.58%
Ratio of net investment income to average net assets	1.37%	0.96%	1.51%	0.46%	0.99%
Ratio of net investment income to average net assets prior to fees waived	1.17%	0.80%	1.49%	0.46%	0.99%
Portfolio turnover	84%	125%	120%	145%	111%

[1]

Prior to the close of business on Aug. 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on Aug. 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

37

Financial highlights

Delaware Global Listed Real Assets Fund

	Year ended
Institutional Class shares	10/31/20	10/31/19¹	10/31/18	10/31/17	10/31/16
Net asset value, beginning of period	$12.94	$10.91	$11.41	$14.33	$15.57
Income (loss) from investment operations:
Net investment income[2]	0.22	0.17	0.22	0.12	0.21
Net realized and unrealized gain (loss)	(1.19)	2.09	(0.22)	0.02	0.44
Total from investment operations	(0.97)	2.26	—³	0.14	0.65
Less dividends and distributions from:
Net investment income	(0.16)	(0.23)	(0.19)	(0.24)	(0.28)
Net realized gain	(0.32)	—	(0.26)	(2.82)	(1.61)
Return of capital	—	—	(0.05)	—	—
Total dividends and distributions	(0.48)	(0.23)	(0.50)	(3.06)	(1.89)
Net asset value, end of period	$11.49	$12.94	$10.91	$11.41	$14.33
Total return[4]	(7.63%) [5]	20.94% [5]	(0.08%) [5]	1.14%	4.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$46,769	$12,621	$13,741	$16,988	$38,720
Ratio of expenses to average net assets[6]	1.12%	1.17%	1.14%	1.19%	1.08%
Ratio of expenses to average net assets prior to fees waived [6]	1.32%	1.33%	1.16%	1.19%	1.08%
Ratio of net investment income to average net assets	1.87%	1.46%	2.01%	0.96%	1.49%
Ratio of net investment income to average net assets prior to fees waived	1.67%	1.30%	1.99%	0.96%	1.49%
Portfolio turnover	84%	125%	120%	145%	111%

[1]

Prior to the close of business on Aug. 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on Aug. 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

38

Delaware Global Listed Real Assets Fund

	Year ended
Class R6 shares	10/31/20	10/31/19[2]	10/31/18	10/31/17	8/31/16[1] to 10/31/16
Net asset value, beginning of period	$12.91	$10.89	$11.41	$14.33	$15.43
Income (loss) from investment operations:
Net investment income[3]	0.23	0.18	0.24	0.13	0.29
Net realized and unrealized gain (loss)	(1.18)	2.08	(0.23)	0.03	(1.33)
Total from investment operations	(0.95)	2.26	0.01	0.16	(1.04)
Less dividends and distributions from:
Net investment income	(0.17)	(0.24)	(0.22)	(0.26)	(0.06)
Net realized gain	(0.32)	—	(0.26)	(2.82)	—
Return of capital	—	—	(0.05)	—	—
Total dividends and distributions	(0.49)	(0.24)	(0.53)	(3.08)	(0.06)
Net asset value, end of period	$11.47	$12.91	$10.89	$11.41	$14.33
Total return[4]	(7.51%) [5]	21.00% [5]	0.09% [5]	1.28%	(6.79% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,599	$5,396	$4,876	$21,155	$2
Ratio of expenses to average net assets[6]	1.02%	1.07%	1.01%	1.04%	0.93%
Ratio of expenses to average net assets prior to fees waived [6]	1.22%	1.23%	1.03%	1.04%	0.93%
Ratio of net investment income to average net assets	1.97%	1.56%	2.14%	1.11%	1.97%
Ratio of net investment income to average net assets prior to fees waived	1.77%	1.40%	2.12%	1.11%	1.97%
Portfolio turnover	84%	125%	120%	145%	111% [7]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]

Prior to the close of business on Aug. 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on Aug. 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	Portfolio turnover is representative of the Fund for the entire year.

39

Financial highlights

How to read the financial highlights

Net investment income (loss)

Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments

A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)

This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets

The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets

We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover

This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

40

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

CDSC waivers on Class C shares

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay certain brokerage fees initiated by the broker

—
Shares acquired through a right of reinstatement

—
Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates)

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

—
Shares purchased through a Merrill Lynch affiliated investment advisory program

—
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

—
Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds)

—
Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members

—
Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus

—
Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC waivers on Class A and C shares available at Merrill Lynch

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

—
Shares acquired through a right of reinstatement

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

—
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

41

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—
Employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund

—
Shares purchased through a Morgan Stanley self-directed brokerage account

—
Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following such shorter period, that waiver will apply.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

42

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or the SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

—
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

43

Sales charges are waived for the following shareholders and in the following situations:

—
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

—
Shares purchased in an Edward Jones fee-based program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—
Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

—
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—
The death or disability of the shareholder.

—
Systematic withdrawals with up to 10% per year of the account value.

—
Return of excess contributions from an Individual Retirement Account (IRA).

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

—
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—
Shares exchanged in an Edward Jones fee-based program.

—
Shares acquired through NAV reinstatement.

—
Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—
Initial purchase minimum: $250

—
Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—
A fee-based account held on an Edward Jones platform

—
A 529 account held on an Edward Jones platform

—
An account with an active systematic investment plan or LOI

Exchanging Share Classes

—
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge* waivers on Class A shares available at Janney

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

44

—
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Shares acquired through a right of reinstatement.

—
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC waivers on Class A and C shares available at Janney

—
Shares sold upon the death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares purchased in connection with a return of excess contributions from an IRA account.

—
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—
Shares acquired through a right of reinstatement.

—
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—
Breakpoints as described in this Prospectus

—
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a OPCO affiliated investment advisory program

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds)

—
Shares purchased from the proceeds of redemptions within the same Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

—
Employees and registered representatives of OPCO or its affiliates and their family members

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus

CDSC Waivers on A, B and C Shares available at OPCO

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Return of excess contributions from an IRA Account

45

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in this Prospectus

—
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

—
Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at OPCO. Eligible Delaware Funds assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI

Front-End Sales Charge Waivers on Class A Shares Available at Baird

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

—
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird

—
Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

—
A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

—
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird

—
Shares sold due to death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus

—
Shares bought due to returns of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus

—
Shares sold to pay Baird fees but only if the transaction is initiated by Baird

—
Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—
Breakpoints as described in this Prospectus

—
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

—
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

46

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Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds® by Macquarie Service Center: 800 523-1918 (representatives available weekdays from 8:30am to 6:00pm ET)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

49

Additional information about the Fund's investments is available in its annual and semiannual shareholder reports. In the Fund's annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund's website at delawarefunds.com/literature. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-06322

PR-095 2/21

Statement of Additional Information

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust)

Nasdaq ticker symbols
US Equities
Macquarie Large Cap Value Portfolio	DPDEX
International Equities
Macquarie Labor Select International Equity Portfolio	DELPX
Macquarie Emerging Markets Portfolio	DPEMX
Macquarie Emerging Markets Portfolio II	DPEGX
US Fixed Income
Macquarie High Yield Bond Portfolio	DPHYX
Macquarie Core Plus Bond Portfolio	DCPFX

February 26, 2021

100 Independence, 610 Market Street

Philadelphia, PA 19106-2354

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus for the above-listed funds (each a “Fund” and collectively, the “Funds”), dated February 26, 2021 (the “Prospectus”), as it may be amended from time to time.

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus, but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained by contacting the Funds' national distributor, Delaware Distributors, L.P. (the “Distributor”), at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or by calling 800 231-8002. Each Fund's financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Fund's annual report (“Annual Report”) into this SAI. The Annual Report will accompany any request for this SAI. The Annual Report can be obtained, without charge, by writing to Macquarie Institutional Portfolios at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, Attn: Client Services Support Team, or by calling the Trust at 800 231-8002.

AI-DPT 2/21

This SAI describes the following portfolios: Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio (each a “Fund” and collectively, the “Funds”). The Funds are series of Delaware Pooled® Trust (the “Trust”). Each Fund offers a single class of shares. The Funds' investment manager is Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust). Mondrian Investment Partners, Ltd. (“Mondrian”) serves as sub-advisor to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios. For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include Mondrian with respect to its role as sub-advisor to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios.

AI-DPT

Organization and Classification

Organization

The Trust was originally organized as a corporation under the laws of the State of Maryland on May 30, 1991. On Dec. 15, 1999, the Trust completed a re-organization that changed its state and form of organization from a Maryland corporation to a Delaware statutory trust.

Classification

The Trust is an open-end management investment company.

Each Fund is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund's total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Investment Objectives, Restrictions, and Policies

Investment Objectives

Each Fund's investment objective is described in the Prospectus.

Fundamental Investment Restrictions

The Trust has adopted the following restrictions for each of the Funds (except where otherwise noted) that cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the respective Fund, which is the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time a Fund purchases securities.

Each Fund, other than Macquarie Labor Select International Equity Portfolio, shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. With respect to each Fund, purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. For each Fund, other than Macquarie Large Cap Value and Macquarie Labor Select International Equity Portfolios: Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

For Macquarie Large Cap Value Portfolio only: Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

AI-DPT

Investment Objectives, Restrictions, and Policies

Macquarie Labor Select International Equity Portfolio shall not:

1. Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

2. Purchase or sell real estate or real estate limited partnerships, but this shall not otherwise prevent the Fund from investing in securities secured by real estate or interests therein.

3. Engage in the underwriting of securities of other issuers, except that in connection with the disposition of a security, the Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act.

4. Make any investment that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers all of which conduct their principal business activities in the same industry, except the Fund may invest up to 30% of the value of its net assets in the securities of issuers that conduct their principal business activities in the commercial banking industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or in tax-exempt certificates of deposit.

5. Purchase or sell commodities or commodity contracts.

6. Enter into futures contracts or options thereon.

7. Make short sales of securities, or purchase securities on margin.

8. Purchase or retain the securities of any issuer that has an officer, director or security holder who is a director or officer of the Trust or of either of the investment advisors if, or so long as, the directors and officers of the Trust and of the investment advisors together own beneficially more than 5% of any class of securities of such issuer.

9. Invest in interests in oil, gas, and other mineral leases or other mineral exploration or development programs.

10. Borrow money, except as a temporary measure for extraordinary purposes or to facilitate redemptions. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of its respective net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. No investment securities will be purchased while the Fund has an outstanding borrowing. The Fund will not pledge more than 10% of its respective net assets. The Fund will not issue senior securities (as defined in the 1940 Act), except for notes to banks.

11. As to 75% of its respective total assets, invest more than 5% of its respective total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities).

In addition to the restrictions set forth above, in connection with the qualification of the Fund's shares for sale in certain states, the Fund may not invest in warrants if such warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment strategies described in the Prospectus, each Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board, as appropriate, without shareholder approval: Each Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

The Macquarie Core Plus Bond Portfolio has been advised by the staff of the SEC that it is the staff's position, under the 1940 Act, that the Fund may invest (a) no more than 10% of its assets in the aggregate in certain collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) which are deemed to be investment companies under the 1940 Act and issue their securities pursuant to an exemptive order from the SEC and (b) no more than 5% of its assets in any single issue of such CMOs or REMICs.

In applying each Fund's policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry or group of industries) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

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Except for a Fund's policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund's respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund's respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund's portfolio. A turnover rate of 100% would occur, for example, if all of a Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II have generally had portfolio turnover rates below 100%. Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios are expected to experience portfolio turnover rates in excess of 100%.

For the past two fiscal years, the portfolio turnover rates of the Funds were as follows:

Fund	2019	2020
Macquarie Large Cap Value Portfolio	23%	24%
Macquarie Labor Select International Equity Portfolio	16%	14%
Macquarie Emerging Markets Portfolio	33%	43%
Macquarie Emerging Markets Portfolio II	9%	17%
Macquarie High Yield Bond Portfolio	82%	127%
Macquarie Core Plus Bond Portfolio	177%	108%

Investment Strategies and Risks

The Funds' strategies and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the description of the Funds' investment strategies and risks that are included in the Prospectus. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Asset-Backed Securities (“ABS”)

Macquarie Core Plus Bond Portfolio may invest a portion of its assets in asset-backed securities.

Asset-backed receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through ABS are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.

The rate of principal payment on ABS generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities (“MBS”) but the risk of such a prepayment does exist. Such ABS do, however, involve certain risks not associated with MBS, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks that may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

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Investment Strategies and Risks

ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Borrowing

Macquarie Emerging Markets Portfolio II may borrow money from banks, including its custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. Macquarie Emerging Markets Portfolio II may maintain a negative cash balance with its custodian, which is considered a form of borrowing or leverage. Macquarie Emerging Markets Portfolio II is required to pay interest to the custodian on negative cash balances.

The Funds may obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments; failed trades; the clearance of purchases and sales of portfolio securities; and securities on loan. The Funds will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. Borrowing is a form of leverage. If a Fund borrows money to purchase securities or maintains a negative cash balance with its custodian and the value of its investments decreases, the Fund's losses will be greater than if it did not borrow money for investment purposes.

The 1940 Act and the SEC's current rules, exemptions, and interpretations thereunder, permit a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. A Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its respective borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that a Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint. Investment securities will not be purchased while a Fund has an outstanding borrowing.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” a Fund is also permitted under the 1940 Act to borrow for temporary purposes an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Brady Bonds

Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Core Plus Bond Portfolio may invest in Brady Bonds.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay, and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. US dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity, the collateralized interest payments, the uncollateralized interest payments, and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

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Commercial Banking Industry

Macquarie Labor Select International Equity Portfolio may invest up to 30% of its net assets in the commercial banking industry as classified by the Global Industry Classification Standard (“GICS”) developed by MSCI Barra, the provider of the Fund's benchmark, the MSCI EAFE Index, and Standard & Poor's (“S&P”). Under this definition, the commercial banking industry includes: (1) diversified banks, which are commercial banks whose businesses are derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending; and (2) regional banks, whose businesses are generally derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending. Commercial banking excludes companies that GICS would classify as thrifts and mortgage banks, investment banks, and brokerages.

Convertible Securities

A portion of each Fund's assets may be invested in convertible debt securities of issuers in any industry. Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, and Macquarie Emerging Markets Portfolio each may invest in convertible securities without reference to such securities' investment grade rating because they invest in such securities primarily for their equity characteristics. Macquarie Emerging Markets and Macquarie High Yield Bond Portfolios may invest in enhanced convertible securities, including convertible preferred stocks that offer enhanced yield features.

A convertible security is generally a debt obligation, preferred stock, or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar nonconvertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent nonconvertible securities. There is no guarantee that a Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through the issuing investment bank. However, the common stock received upon conversion is that of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for a Fund's financial reporting, credit rating, investment policies, and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase a Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks. An investment in a convertible security may involve risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although a Fund intends to acquire convertible securities that the Manager considers to be liquid (i.e., those securities that the Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for a Fund. A Fund may also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities.

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Investment Strategies and Risks

Depositary Receipts

Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). Such ADRs that Macquarie Large Cap Value Portfolio may invest in will be those that are actively traded in the US in conjunction with its investment in foreign securities. Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Emerging Markets Portfolio may also invest in sponsored and unsponsored European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).

Many securities of foreign issuers are represented by ADRs, GDRs, and EDRs (collectively, “depositary receipts”). Generally, depositary receipts in registered form are designed for use in the US securities market and depositary receipts in bearer form are designed for use in securities markets outside the US. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in US dollars, and ADRs are traded in the US on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the US for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the US market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a US corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk.

The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivatives Instruments

The Funds may invest in some or all of the following types of derivatives instruments: forward foreign currency contracts, futures, options, and swaps, all of which are described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by a Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Funds may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Funds may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Trust has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Funds as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

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The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager and the Trust intend to comply with the terms of the CPO exclusion with respect to the Funds, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Trust's reliance on the CPO exclusion, the Manager's provision of services as an exempt CTA or a Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Trust relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Funds' positions in commodity interests may not exceed 5% of the liquidation value of the Funds' portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Funds' commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Funds' portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Trust would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager's compliance with comparable SEC requirements. However, as a result of CFTC regulation, a Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivatives transactions, may prevent the Funds from using or limit the Funds' use of these instruments effectively as a part of its investment strategy, and could adversely affect the Funds' ability to achieve their investment objective(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to a Fund, may increase the cost of the Funds' investments and cost of doing business.

Duration

Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Equity Linked Securities

Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may invest a portion of their assets in equity linked securities. In some instances, investments in equity linked securities may also be subject to each Fund's limitation on investments in investment companies.

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Investment Strategies and Risks

Equity linked securities are privately issued derivatives securities which have a return component based on the performance of another security, a basket of securities, or an index. Investing in equity linked securities can be an alternative to investing in the underlying security directly in situations where a US-based fund would have to register with a foreign exchange or foreign securities agency to be able to purchase the underlying security directly.

Equity linked securities are generally subject to the risks associated with derivatives investments. Such risks include the possibility that a Fund may experience a significant loss if it employs a derivatives strategy related to a security or a securities index, and that security or index moves in the opposite direction from what the Fund's portfolio manager had anticipated. Another risk of derivatives transactions is the possibility that the counterparty issuing the equity linked security does not have the financial (or other) ability to fulfill its contractual obligations. A Fund's portfolio managers will review various factors, including the risks and costs associated with equity linked securities, in determining whether the Fund should invest in them. The purchase of an equity linked security does not usually give the holder the right to obtain the underlying security (or securities).

Fixed Income Securities

Macquarie Emerging Markets Portfolio II is permitted to invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions; the Fund, however, does not anticipate investing, on a regular basis, more than 10% of its net assets in such fixed income securities. It may also invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities rated lower than BBB- by S&P and lower than Baa3 by Moody's Investors Service, Inc. (“Moody's”), or similarly rated by another nationally recognized statistical rating organization (“NRSRO”).

Foreign Investments

Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II (as well as Macquarie Large Cap Value, Macquarie High Yield Bond, and Macquarie Core Plus Bond Portfolios, each of which on a more limited basis) may invest in foreign securities. Macquarie Large Cap Value and Macquarie Core Plus Bond Portfolios may invest up to 20%, and 30%, respectively, of their net assets in foreign securities and may hold foreign currency. Macquarie High Yield Bond Portfolio may invest up to 40% of its net assets in foreign securities; however, its total non-US dollar currency will be limited in the aggregate, to no more than 25% of its net assets. Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II may invest without limitation in foreign securities and hold foreign currency.

Each of these Funds has the right to purchase securities in any developed, underdeveloped, or emerging country. Macquarie Labor Select International Equity Portfolio will not invest, at the time of purchase, more than 10% of its net assets in emerging markets securities. Macquarie High Yield Bond Portfolio will not invest, at the time of purchase, more than 20% of its net assets in emerging markets securities. The issuers of the foreign government and government-related high yield securities, including Brady Bonds, in which Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. As disclosed in the Prospectus for Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, Macquarie High Yield Bond Portfolio, and Macquarie Core Plus Bond Portfolio, the foreign short-term fixed income securities in which the Funds may invest may be US dollar or foreign currency denominated, including the euro. Such securities may include those issued by supranational entities.

It is also expected that the expenses for custodial arrangements of the Funds' foreign securities will be somewhat greater than the expenses for the custodial arrangements for US securities of equal value.

Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries' legal institutions, financial markets, and services are less developed than those in the US or other major economies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in

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foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

To the extent that a Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations, or a natural or man-made disaster in a region or country where a substantial portion of a Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by a Fund to avoid investment in certain Passive Foreign Investment Companies (“PFICs”).

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards that are comparable to those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security that is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Fund. A Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet a Fund's claims in any of these events.

Securities trading in developing markets present additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess,

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adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, a Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which a Fund may collect in whole or in part on debt subject to default by a government.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect a Fund's share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. A Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one

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country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the US dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund's income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in US dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund's exposure to foreign securities losses.

The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Funds interpret the fundamental restriction related to commodities to permit them (subject to their investment goals and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also interpret their fundamental restriction regarding purchasing and selling physical commodities to permit the Funds to invest in exchange-traded funds (“ETFs”) or other entities that invest in physical and/or financial commodities.

China A-shares. Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Emerging Markets Portfolio may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People's Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact a Fund's rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect.

There are special risks associated with investments in China, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. As an emerging market country, investments in China have heightened risks as compared to general foreign investing due to a lack of established legal, political, business and social frameworks to support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards for environmental, social and corporate governance matters in China tend to be lower than such standards in more developed economies.

Forward Foreign Currency Contracts

Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Emerging Markets Portfolio (as well as Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios, consistent with their limited ability to invest in foreign securities) may purchase or sell currencies and/or engage in forward foreign currency contracts in order to expedite settlement of portfolio transactions and to minimize (i.e., hedge against) currency value fluctuations. Macquarie Emerging Markets Portfolio II and Macquarie Emerging Markets Portfolio may also enter into transactions involving foreign currency options, futures contracts and options on futures contracts, in order to minimize the currency risk in their investment portfolios. Macquarie Core Plus Bond Portfolio may invest in forward foreign currency contracts to manage foreign currency exposure. A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Funds value their assets daily in US dollars, but do not intend to convert the value of their foreign holdings into US dollars on a daily basis. The Funds will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Funds may conduct their forward foreign currency contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract), and investors should be aware of the costs of currency conversion.

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Investment Strategies and Risks

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

The Funds may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for US dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward contract to sell euros in return for US dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover forward currency contracts. As required by SEC guidelines, the Funds will segregate assets to cover forward currency contracts, if any, whose purpose is essentially speculative.

Under definitions adopted by the CFTC and the SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” A nondeliverable forward is a cash-settled, short-term forward contract on a thinly traded or nonconvertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. Although nondeliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

Risks of forward foreign contracts. The successful use of these transactions will usually depend on the Manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, for example, due to bankruptcy or insolvency of the counterparty. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures and Options on Futures

In order to remain fully invested, to facilitate investments in portfolio securities, and to reduce transaction costs, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Core Plus Bond Portfolio may, to a limited extent, enter into futures contracts,

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purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. Macquarie Core Plus Bond Portfolio may invest in futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested. The Funds will only enter into these transactions for hedging purposes if it is consistent with the Funds' investment objectives and policies, and a Fund will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts, and options on securities, in the aggregate, exceed 25% of the Fund's assets. The Funds will not enter into futures contracts and options thereon to the extent that more than 5% of a Funds' assets are required as futures contract margin deposits and premiums on options, and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Funds' total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

Additionally, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Core Plus Bond Portfolio may enter into futures contracts, purchase or sell options on futures contracts, and trade in options on foreign currencies, and may enter into closing transactions with respect to such activities to hedge or “cross hedge” the currency risks associated with their investments. Consistent with the limited purposes for which the Funds may engage in these transactions, a Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Funds' custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Funds' use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the

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relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Manager's investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, a Fund's overall performance will be poorer than if it had not entered into a futures contract. For example, if a Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse

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futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. A Fund's use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

High Yield High-Risk (“Junk Bonds”) Securities

Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II may invest up to 35% of their respective net assets in fixed income securities issued by emerging country companies, and foreign governments, their agencies and instrumentalities or political sub-divisions, all of which may be high yield, high-risk securities, including Brady Bonds. Macquarie Core Plus Bond Portfolio may invest up to 30% of its assets in high-risk, high yield fixed income securities, including Brady Bonds. Macquarie High Yield Bond Portfolio invests primarily in corporate bonds rated lower than BBB-by S&P and lower than Baa3 by Moody's, or similarly rated by another NRSRO.

Junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A — Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are an integral part of managing any securities of this type. In considering junk bond investments, the Manager will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Initial Public Offerings

Under certain market conditions, the Funds may invest in a company at the time of its initial public offering (IPO).

Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Illiquid and Restricted Investments

Each Fund may invest no more than 15% of its respective net assets in illiquid investments. For purposes of a Fund's 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

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Investment Strategies and Risks

Each Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in a Fund obtaining a less favorable price on a resale.

Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds. Restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in a Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Investment Companies

Except for Macquarie Labor Select International Equity Portfolio, each Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund's investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

A Fund may invest in securities issued by closed-end funds, subject to any of the Fund's investment policies. If a Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If a Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

Loans and Other Indebtedness

Macquarie High Yield Bond Portfolio and Macquarie Core Plus Bond Portfolio may purchase loans and other indebtedness.

In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

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Certain of the loans and the other indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments in a segregated account. A Fund's ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other indebtedness that a Fund will purchase, the Manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other indebtedness may make such loans and other indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to a Fund.

Mortgage-Backed Securities (“MBS”)

Macquarie Core Plus Bond Portfolio may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations. The Fund also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund may invest in such private-backed securities, but the Fund will do so only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the US government, its agencies or instrumentalities. Macquarie Core Plus Bond Portfolio may invest up to 20% of its total assets in CMOs and REMICs issued by private entities that are not collateralized by securities issued or guaranteed by the US government, its agencies or instrumentalities—so called nonagency mortgage-backed securities. Investments in these securities may be made only if the securities represent interests in whole-loan mortgages, multi-family mortgages, commercial mortgages and other mortgage collateral supported by a first mortgage lien on real estate.

Overview. MBS, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings, and loan associations, savings banks, and credit unions to finance purchases of homes, commercial buildings, or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor, or other service providers. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

MBS are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of MBS have historically been Ginnie Mae, Fannie Mae, and Freddie Mac. Other issuers of MBS include commercial banks and other private lenders.

Ginnie Mae is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae's guarantees are backed by the full faith and credit of the US government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of MBS nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

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Investment Strategies and Risks

Although the MBS of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the US government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these MBS have historically exceeded the yields on other types of US government securities with comparable maturities due largely to their prepayment risk. The US government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the US government will continue to do so.

On Sept. 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer, or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its MBS. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of nonpayment of principal and interest.

MBS that are issued or guaranteed by the US government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth above by virtue of the exclusion from that test available to securities issued or guaranteed by the US government or any of its agencies or instrumentalities. In the case of privately issued MBS, the Fund categorizes, where possible, the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Private mortgage-backed securities. Issuers of private MBS, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, are not US government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the MBS, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the US government or a US government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private MBS is historically higher because neither the US government nor an agency or instrumentality has guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a MBS meets the Fund's quality standards. The Fund may buy MBS without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Manager determines that the securities meet the Fund's quality standards. Private MBS whose underlying assets are neither US government securities nor US government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Nongovernment MBS are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

CMOs and REMICs. Some MBS known as collateralized mortgage obligations (“CMOs”) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other MBS such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other MBS. Payments of principal and interest on the underlying collateral provide the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional MBS also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with MBS generally, be it credit risk, prepayment or extension risk (the risk of a security's expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of MBS.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

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CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional MBS that have been issued, guaranteed, or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed, or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly, or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as adjustable-rate mortgage loans (“ARMs”) do. These adjustable rate classes are known as “floating-rate CMOs” and are subject to most risks associated with ARMs. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the interest rate. These caps, similar to the caps on ARMs, limit the Fund's potential to gain from rising interest rates and increase the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by US government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of MBS. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by US government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the US government has not guaranteed them.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Commercial mortgage-backed securities. CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multifamily housing, retail shopping centers, office space, hotels, and healthcare facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk, and extension risk. The Manager, through its careful credit analysis, attempts to address the risk of an issuer being unable to make timely payments of interest and principal. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market.

Stripped mortgage securities. Some MBS referred to as stripped MBS are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other MBS referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped MBS may be issued by government or private entities. Stripped MBS issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped MBS.

Stripped MBS are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped MBS and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of MBS and are purchased and sold by institutional investors, such as the Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to the Fund's limitation on investment in illiquid investments and the risks associated with illiquidity.

Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments

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Investment Strategies and Risks

may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

Additional risks. In addition to the special risks described below, MBS are subject to many of the same risks as other types of debt securities. The market value of MBS, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. MBS differ from conventional debt securities in that most MBS are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the MBS (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing MBS. For this reason, pass-through MBS may have less potential for capital appreciation as interest rates decline and may be less effective than other types of US government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate MBS have greater exposure to this “prepayment risk” than variable rate securities.

An unexpected rise in interest rates could extend the average life of an MBS because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if MBS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be treated as ordinary income. Regulatory or tax changes may also adversely affect the MBS market as a whole.

Guarantees. The existence of a guarantee or other form of credit support on an MBS usually increases the price that the Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the US government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a US government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund's investment or protection against prepayment or other risks. The market price and yield of the MBS at any given time are not guaranteed and are likely to fluctuate.

Options

Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Core Plus Bond Portfolio may purchase call options, write call options on a covered basis, purchase put options, and write put options. Writing put options will require a Fund to segregate assets sufficient to cover the put while the option is outstanding. The Funds may purchase call options to the extent that premiums paid by the Funds do not aggregate more than 2% of their respective total assets. The Funds may purchase put options to the extent premiums paid by the Funds do not aggregate more than 2% of their respective total assets. Macquarie Core Plus Bond Portfolio will, at all times during which it holds a put option, own the security covered by such option. Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Core Plus Bond Portfolio may acquire options on stock indices.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund's orders to close out open options positions.

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Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument's market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. A Fund will write call options on a covered basis only.

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing

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Investment Strategies and Risks

the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer's bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. A Fund's options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund's portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing a Fund's investments, the Fund's performance will be worse than if the Manager did not employ such strategies.

Real Estate Investment Trusts (“REITs”)

Macquarie Large Cap Value Portfolio and Macquarie Emerging Markets Portfolio II may each invest up to 10% of their respective net assets in REITs.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Funds will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REIT risks. A Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT's performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.

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REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

Repurchase Agreements

While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes. Macquarie Large Cap Value Portfolio may invest no more than 10% of its net assets in repurchase agreements having a maturity in excess of seven days. Macquarie Labor Select International Equity, Macquarie Emerging Markets, Macquarie High Yield Bond, and Macquarie Core Plus Bond Portfolios may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven days.

Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows a Fund to earn a return on cash in the Fund's portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to a Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although a Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for a Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by a Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to a Fund's investment restriction on illiquid investments.

Delaware Funds® by Macquarie (each a “Delaware Fund” and collectively, the “Delaware Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Funds jointly to invest cash balances. A Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Securities Lending

Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

A Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

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Investment Strategies and Risks

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to a Fund or, at the discretion of the lending agent, replace the loaned securities. A Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. A Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, a Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among a Fund, the security lending agent, and the borrower. A Fund records security lending income net of allocations to the security lending agent and the borrower.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve a Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund's daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

A Fund's Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund's obligations under the financial instruments have been satisfied. In addition, a Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Short Sales

Macquarie Core Plus Bond and Macquarie High Yield Bond Portfolios may each make short sales on exchange-traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Funds, of a decline in a particular market sector to which the Funds have significant exposure, or of the exposure to securities owned by the Funds in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Funds' holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Typically, short sales are transactions in which the Funds sell a security that the Funds have borrowed, but that they do not own and, at the time a short sale is effected, the Funds incur an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Funds. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Funds are required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

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Until the Funds replace a borrowed security in connection with a short sale, the Funds will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Funds' total investments in exchange-traded funds will not exceed 5% of net assets in any one exchange-traded fund and 10% in all positions in investment companies, including exchange-traded funds, in the aggregate.

The Funds will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Funds replace the borrowed security; conversely, the Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Funds may be required to pay in connection with a short sale.

The ability of the Funds to effect short sales may be limited because of certain requirements the Funds must satisfy to maintain their status as a regulated investment company.

Short-Term Debt Instruments and Temporary Investments

Each Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as S&P or Moody's, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

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Investment Strategies and Risks

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Swaps, Caps, Floors, and Collars

Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio may enter into credit default swaps (“CDS”) and Macquarie Core Plus Bond Portfolio may enter into interest rate and total return swaps and the purchase or sale of related caps, floors, and collars. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund's investments in credit default swap (“CDS”) contracts will be limited to 15% of the Fund's net assets. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to a Fund on favorable terms. Macquarie Core Plus Bond Portfolio may invest in interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Macquarie Core Plus Bond Portfolio may invest in total return swaps to enhance return or to effect diversification or gain exposure to markets that the Fund invests in, such as the corporate bond market. The Funds intend to use these transactions as hedges and not speculative investments, and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Funds may be obligated to pay.

Caps, Floors, and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Manager will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Manager believes such obligations constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank, or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master

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Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or nondefaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to a Fund, if the Fund is deemed to have material swaps exposure under applicable swaps regulation, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Recently adopted CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer's obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

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Investment Strategies and Risks

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA's Determinations Committees with respect to particular components of the index.

ISDA's Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determinations Committees might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party's payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to a Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease a Fund's exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Index swaps. An index swap, also called a total return swap, is an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund's risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund's limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants

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could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds' swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds' identities as intended.

Certain Internal Revenue Service (“IRS”) positions may limit a Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund's ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty's bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for a Fund if the Manager deems the counterparty to be creditworthy under the Fund's counterparty review process. However, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to a Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing margin requirements on uncleared swaps, which will become effective as to various market participants over time.

Finally, a Fund is subject to the risk that, after entering into a cleared swap, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment.

Because some swaps used by a Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such swaps. For more information about segregating assets, see “Segregation of Assets” in this section.

US Government Securities

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations

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Investment Strategies and Risks

and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like a Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by a Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Warrants

Macquarie Large Cap Value, Macquarie Labor Select International Equity, Macquarie Emerging Markets, Macquarie High Yield Bond, and Macquarie Core Plus Bond Portfolios may purchase or sell warrants and similar rights.

Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Payment-In-Kind Bonds

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when a Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. A Fund is not limited in the amount of its assets that may be invested in these types of securities.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants,

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custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

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Investment Strategies and Risks

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting providing portfolio holdings information to any person until after the Fund disseminates its monthly statement to shareholders. We provide a list of each Fund's holdings on the shareholder's monthly statement, and then afterwards portfolio holdings information will be made available to the public who can get such information via phone by calling 800 231-8002.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer (DG3), and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than described above. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor Mondrian, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of Jan. 31, 2021, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	85

Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	85	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	85	Private Investor (March 2004-Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	85	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016-December 2019) Director—Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	85	Private Investor (April 2011-Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	85	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	85

Private Investor (January 2017-Present)

Chief Executive Officer — Banco Itaú  International (April 2012-December 2016)

Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	85	Vice Chairman (2010-April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	85	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	85	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' Manager, principal underwriter, and transfer agent.

3

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Funds as of Dec. 31, 2020.

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Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	$50,001-$100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust's last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustees	Aggregate Compensation from the Funds	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Jerome Abernathy	$4,294	None	$342,000
Thomas L. Bennett (Chair)	$5,755	None	$457,167
Ann D. Borowiec	$4,160	None	$330,500
Joseph W. Chow	$3,991	None	$317,000
John A. Fry	$3,987	None	$317,000
Lucinda S. Landreth**	$3,971	None	$315,500
Frances A. Sevilla-Sacasa	$4,256	None	$338,667
Thomas K. Whitford	$4,470	None	$356,167
Christianna Wood	$4,274	None	$340,500
Janet L. Yeomans	$4,256	None	$338,667

*

Each Independent Trustee/Director receives: (i) an annual retainer fee of $240,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Funds family (85 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

**	Ms. Landreth, a former Trustee, received compensation from the Trust prior to her death on Jan. 31, 2021.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

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Management of the Trust

Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of ten Trustees. Nine of the ten Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. The Audit Committee held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meetings during the Trust's last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; and Janet L. Yeomans. The Nominating and Corporate Governance Committee held five in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust's last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the

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restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees of the Trust noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management - Americas since June 2015, and he is responsible for all aspects of the firm's business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves as chair elect on the board of directors of the National Association of Securities Professionals (“NASP”), and he is on the board of directors of the Sustainability Accounting Standards Board (“SASB”).

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees. The Committee of Independent Trustees held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory

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Management of the Trust

agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; and Christianna Wood. The Investments Committee held five in-person meetings (three of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:

(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds' transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, Mondrian, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies — The Manager

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager and any Macquarie affiliates advising the Funds (collectively, “Macquarie Investment Management”) or Mondrian, as applicable, will vote such proxies pursuant to Macquarie Investment Management's (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Funds and MIM's other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The

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Committee is responsible for overseeing the proxy advisory firms' services. If a proxy has been voted for the Funds, the proxy advisory firm will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' website at

http://www.delawarefunds.com/proxy; and (ii) on the Commission's website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company's management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM's votes are cast in accordance with the recommendations of the company's management. However, MIM may vote against management's position when it runs counter to MIM's specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management's recommendation when MIM believes such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MIM's portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee's delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS's recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM's portfolio management team is considering voting a proxy contrary to ISS's research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS's research recommendation or abstain from voting.

Proxy Voting Policies — Mondrian (Macquarie Emerging Markets and Macquarie Labor Select International Equity Portfolios only)

The Manager has delegated to Mondrian the responsibility to vote proxies with respect to portfolio securities held by each of Macquarie Emerging Markets and Macquarie Labor Select International Equity Portfolios that Mondrian advises. Mondrian has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which they have discretionary authority.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to all of the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to certain of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of Dec. 31, 2020, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $186.4 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a

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Investment Manager and Other Service Providers

subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services.

The Investment Management Agreement for each of the Funds, except Macquarie Large Cap Value Portfolio and Macquarie Emerging Markets Portfolio II, is dated Jan. 4, 2010 and the Investment Management Agreements for Macquarie Large Cap Value Portfolio and Macquarie Emerging Markets Portfolio II, are dated Feb. 26, 2010 and June 22, 2010, respectively (together, the “Investment Management Agreements”). The Investment Management Agreements had initial terms of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreements are terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Investment Management Agreements will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreements, the Funds pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Macquarie Large Cap Value Portfolio	0.55%
Macquarie Labor Select International Equity Portfolio[1]	0.75%
Macquarie Emerging Markets Portfolio[1]	1.00%
Macquarie Emerging Markets Portfolio II	1.00%
Macquarie High Yield Bond Portfolio	0.45%
Macquarie Core Plus Bond Portfolio	0.43%

[1]

As described in more detail below, the Manager has entered into sub-advisory agreements with Mondrian with respect to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios. As compensation for its services as sub-advisor to the Manager, Mondrian is entitled to receive sub-advisory fees from the Manager equal to 0.30% of the average daily net assets of Macquarie Labor Select International Equity Portfolio and 0.75% of the average daily net assets of Macquarie Emerging Markets Portfolio.

During the last three fiscal years, the Funds paid the following investment management fees to the Manager:

Fund	October 31, 2018	October 31, 2019	October 31, 2020
Macquarie Large Cap Value Portfolio	$711,126 earned $711,126 paid $0 waived	$454,800 earned $415,683 paid $39,117 waived	$236,287 earned $175,759 paid $60,528 waived
Macquarie Labor Select International Equity Portfolio	$3,445,682 earned $3,445,682 paid $0 waived	$3,136,731 earned $3,136,731 paid $0 waived	$2,689,434 earned $2,689,434 paid $0 waived
Macquarie Emerging Markets Portfolio	$1,161,699 earned $1,161,699 paid $0 waived	$792,052 earned $792,052 paid $0 waived	$726,648 earned $706,004 paid $20,644 waived
Macquarie Emerging Markets Portfolio II	$376,779 earned $292,996 paid $83,783 waived	$380,619 earned $298,021 paid $82,598 waived	$441,290 earned $364,426 paid $76,864 waived
Macquarie High Yield Bond Portfolio	$434,890 earned $408,332 paid $26,558 waived	$394,665 earned $344,156 paid $50,509 waived	$442,693 earned $396,042 paid $46,651 waived
Macquarie Core Plus Bond Portfolio	$936,296 earned $647,306 paid $288,990 waived	$964,923 earned $654,951 paid $309,972 waived	$620,441 earned $380,994 paid $239,447 waived

Except for those expenses borne by the Manager under the Investment Management Agreement, Mondrian under its Sub-Advisory Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund's proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

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Sub-Advisors

Mondrian, 10 Gresham Street, 5th Floor, London, England EC2V 7JD, furnishes investment sub advisory services to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios. Although Mondrian serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises Mondrian's performance and management services provided to these Funds subject to the supervision and direction of the Board of Trustees.

The Manager has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with Mondrian with respect to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios. As compensation for its services as sub-advisor, Mondrian receives sub-advisory fees from the Manager. The Sub-Advisory Agreement had an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the respective Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to Mondrian of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of a Fund. Mondrian may terminate the Sub-Advisory Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the relevant Investment Management Agreement.

Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fees are paid by the Manager to Mondrian as a percentage of the average daily net assets of each Fund managed by Mondrian. For the past three fiscal years, the Manager paid Mondrian the following investment sub-advisory fees (shown on an aggregated basis):

Fund	October 31, 2018	October 31, 2019	October 31, 2020
Macquarie Labor Select International Equity Portfolio	$1,378,273	$1,254,692	$1,075,774
Macquarie Emerging Markets Portfolio	$871,274	$594,039	$544,986

For the past three fiscal years, the investment sub-advisory fees (shown on an aggregated basis) as a percentage of each Fund's average daily net assets were as follows:

Fund	October 31, 2018	October 31, 2019	October 31, 2020
Macquarie Labor Select International Equity Portfolio	0.30%	0.30%	0.30%
Macquarie Emerging Markets Portfolio	0.75%	0.75%	0.75%

The Manager has also entered into Sub-Advisory Agreements on behalf of Macquarie Emerging Markets Portfolio II with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited, and on behalf of Macquarie High Yield Bond Portfolio and Macquarie Core Plus Bond Portfolio with Macquarie Investment Management Austria Kapitalanlage AG, MIMGL and Macquarie Investment Management Europe Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisors”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Funds. During the Funds' last fiscal year, the Manager did not pay compensation to the Affiliated Sub-Advisors for services rendered under the Sub-Advisory Agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor for the Trust's shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution. The Distributor is an indirect, wholly owned subsidiary of MMHI. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and effective Nov. 1, 2014, serves as the Funds' shareholder servicing, dividend disbursing, and transfer agent (“Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Funds for

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Investment Manager and Other Service Providers

providing these services, consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. The Transfer Agent's compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on their behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds' transfer agency expenses.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds' NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds' pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

During the fiscal years ended Oct. 31, 2018, 2019, and 2020, the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services: $319,495, $346,403, and $311,245 respectively.

During the fiscal years ended Oct. 31, 2018, 2019, and 2020, the Funds paid the following amounts to DIFSC for fund accounting and financial administration oversight services: $63,878, $58,890, and $49,953 respectively.

Securities Lending Agent

The Board has approved each Fund's participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds' securities lending agent (“Securities Lending Agent”).

For the fiscal year ended Oct. 31, 2020, the income earned by the Funds as well as the fees and/or compensation paid by the Funds pursuant to the Lending Agreement between the Trust with respect to the Funds and the Securities Lending Agent were as follows:

	Macquarie Large Cap Value Portfolio	Macquarie Labor Select International Equity Portfolio	Macquarie Emerging Markets Portfolio
Gross income earned by a Fund from securities lending activities	$0	$0	$0
Fees and/or compensation paid by a Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$0
Other fees not included above	$0	$0	$0
Aggregate fees/compensation paid by a Fund for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$0	$0

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	Macquarie Emerging Markets Portfolio II	Macquarie High Yield Bond Portfolio	Macquarie Core Plus Bond Portfolio
Gross income earned by a Fund from securities lending activities	$0	$0	$0
Fees and/or compensation paid by a Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebate (paid to borrower)	$0	$0	$0
Other fees not included above	$0	$0	$0
Aggregate fees/compensation paid by a Fund for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$0	$0

For the fiscal year ended Oct. 31, 2020, the Securities Lending Agent provided the following services to the Funds in connection with their securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Funds; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in accordance with the Funds' guidelines; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Funds; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Funds at loan termination.

Custodian

BNY Mellon is the custodian of each Fund's securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities. BNY Mellon also serves as the Funds' custodian for their investments in foreign securities.

With respect to foreign securities, BNY Mellon makes arrangements with sub-custodians who were approved by the Board in accordance with Rule 17f-5 of the 1940 Act. When selecting foreign sub-custodians, the Board considers a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Funds, and the reputation of the institutions in the particular country or region.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

Portfolio Managers

I. The Manager

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2020 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

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Portfolio Managers

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Kristen E. Bartholdson Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	10 4 29	$13.4 billion $539.6 million $5.3 billion	0 0 1	$0 $0 $684.5 million
Erin Ksenak Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 4	$0 $0 $558.6 million	0 0 0	$0 $0 $0
Nikhil G. Lalvani Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	10 4 29	$13.4 billion $539.6 million $5.3 billion	0 0 1	$0 $0 $684.5 million
Robert A. Vogel, Jr. Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	10 4 29	$13.4 billion $539.6 million $5.3 billion	0 0 1	$0 $0 $684.5 million
Liu-Er Chen Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	5 2 3	$7.2 billion $450.6 million $1.1 billion	0 0 0	$0 $0 $0
Adam H. Brown Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	11 3 4	$1.4 billion $443.9 million $1.0 billion	0 0 0	$0 $0 $0
John P. McCarthy Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	11 2 4	$1.4 billion $430.1 million $1.0 billion	0 0 0	$0 $0 $0
J. David Hillmeyer Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	12 4 12	$19.0 billion $919.0 million $5.5 billion	0 0 1	$0 $0 $0
Daniela Mardarovici Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	10 0 0	$18.1 billion $0 $0	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for each such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Funds. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

One of the accounts managed by the portfolio managers as set forth in the table above have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio managers have an incentive to manage this account so as to enhance its performance, to

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the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager's management of personal accounts also may present certain conflicts of interest. While the Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager's compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus. Large Cap Value Equity (Vogel, Lalvani, Ksenak, and Bartholdson): Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Emerging Markets Equity (Chen): The portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio manager manages. Macquarie Investment Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Fixed Income (McCarthy, Hillmeyer, and Brown): An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund's Broadridge or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within the MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

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Portfolio Managers

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares — The Manager

As of Oct. 31, 2020, none of the portfolio managers owned shares of the Funds.

II. Mondrian

The following information was provided by Mondrian, the sub-advisor to Macquarie Labor Select International Equity and Macquarie Emerging Markets Portfolios.

Other Accounts Managed (as of Oct. 31, 2020)

	No. of Accounts	Total Assets Managed (millions)	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance-Based Fees (millions)
Nigel Bliss Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 2 13	$4,050 $4,106 $6,053	0 0 0	$0 $0 $0
Ginny Chong Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	2 3 6	$67 $1,859 $2,198	0 0 0	$0 $0 $0
Elizabeth A. Desmond Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 2 6	$4,050 $4,106 $3,117	0 0 0	$0 $0 $0
Gregory Halton Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 1 3	$54 $29 $1,814	0 0 0	$0 $0 $0
Andrew Miller Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	3 6 8	$347 $2,084 $4,825	0 0 0	$0 $0 $0
Zsolt Mester Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 4 14	$463 $4,559 $4,483	0 0 0	$0 $0 $0

Compensation — Mondrian

Mondrian has the following programs in place to retain key investment staff:

1. Competitive Salary - All investment professionals are remunerated with a competitive base salary.

2. Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

3. Equity Ownership — Mondrian is employee owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual's equity is normally paid out in installments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

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Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation to these factors and of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Remuneration Committee

In determining the amount of bonus and equity awarded, Mondrian's Board of Directors consults with the company's Remuneration Committee, who will make recommendations based on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

Mondrian remuneration philosophy

The guiding principle of the company's compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 100 Mondrian employees are equity owners of the business representing about 60% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals.

Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable us to attract and retain high caliber employees.

Ownership of Securities — Mondrian

As of Oct. 31, 2020, none of the portfolio managers owned shares of the Funds they manage.

Trading Practices and Brokerage

The Manager or Mondrian, as the case may be, selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the aggregate dollar amount of brokerage commissions paid by each Fund was as follows:

Fund	2018	2019	2020
Macquarie Large Cap Value Portfolio	$44,605	$26,576	$10,414
Macquarie Labor Select International Equity Portfolio	$69,210	$7,411	$47,018
Macquarie Emerging Markets Portfolio	$76,103	$3,716	$55,661
Macquarie Emerging Markets Portfolio II	$30,384	$18,888	$43,527
Macquarie High Yield Bond Portfolio	$0	$0	$0

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Trading Practices and Brokerage

Fund	2018	2019	2020
Macquarie Core Plus Bond Portfolio	$1,986	$4,271	$0

During the past three fiscal years, Macquarie Labor Select International Equity Portfolio and Macquarie Emerging Markets Portfolio paid the following brokerage commissions to Macquarie Capital Europe Limited (“Macquarie Europe”), a subsidiary of Macquarie and an affiliate of the Manager:

Fiscal year ended 10/31/18
Fund	Aggregate dollar amount paid to Macquarie Europe	Percentage of commissions paid to Macquarie Europe	Percentage of aggregate dollar amount of transactions involving the payment of commissions effected through Macquarie Europe
Macquarie Labor Select International Equity Portfolio	$0.00	0.00%	0.00%
Macquarie Emerging Markets Portfolio	$0.00	0.00%	0.00%

Fiscal year ended 10/31/19
Fund	Aggregate dollar amount paid to Macquarie Europe	Percentage of commissions paid to Macquarie Europe	Percentage of aggregate dollar amount of transactions involving the payment of commissions effected through Macquarie Europe
Macquarie Labor Select International Equity Portfolio	$0.00	0.00%	0.00%
Macquarie Emerging Markets Portfolio	$0.00	0.00%	0.00%

Fiscal year ended 10/31/20
Fund	Aggregate dollar amount paid to Macquarie Europe	Percentage of commissions paid to Macquarie Europe	Percentage of aggregate dollar amount of transactions involving the payment of commissions effected through Macquarie Europe
Macquarie Labor Select International Equity Portfolio	$0.00	0.00%	0.00%
Macquarie Emerging Markets Portfolio	$0.00	0.00%	0.00%

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager or Mondrian may allocate, out of all commission business generated by all of the Funds and accounts under its respective management, brokerage business to brokers or dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or Mondrian in connection with its respective investment decision-making process with respect to one or more Funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the Fund or separate account generating the brokerage.

Securities transactions for Macquarie Large Cap Value, Macquarie Labor Select International Equity, Macquarie Emerging Markets, Macquarie Emerging Markets II, Macquarie High Yield Bond, and Macquarie Core Plus Bond Portfolios may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.

As provided under the Securities Exchange Act of 1934, as amended, and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services may result in higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute, in some part, brokerage and research services used by the Manager in connection with its investment decision-making process and constitute, in some part, services used by them in connection with administrative or other functions not related to their investment

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decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of their own resources for services used by them in connection with administrative or other functions not related to their investment decision-making process. Mondrian does not use client commissions to pay for any soft dollar services, including those services permitted by the “Safe Harbor” in Section 28(e) of the Securities Exchange Act of 1934, such as proprietary research. Client commissions are solely used to compensate the broker/dealer for the cost of executing the trade. Mondrian pays directly for all research related services.

During the fiscal year ended Oct. 31, 2020, the Funds did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.

As of Oct. 31, 2020, Macquarie Large Cap Value, Macquarie Labor Select International Equity, Macquarie Emerging Markets, Macquarie Emerging Markets II, and Macquarie High Yield Bond Portfolios did not hold any securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents. As of Oct. 31, 2020, Macquarie Core Plus Bond Portfolio held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents: Bank of New York Mellon: $300,300.00.

The Manager or Mondrian may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager or Mondrian and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Funds have the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Funds. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has an unlimited authorized number of shares of beneficial interest, with no par value, issued in separate portfolios. All shares are, when issued in accordance with the Trust's registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have pre-emptive rights. While all shares have equal voting rights on matters affecting the Trust, each Fund would vote separately on any matter that affects only that Fund. Shares of each Fund have a priority in that Funds' assets, and in gains on and income from the portfolio of that Fund.

Effective Dec. 24, 1997, the name of The Defensive Equity Portfolio was changed to The Large-Cap Value Equity Portfolio.

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

The Trust reserves the right to suspend sales of Fund shares and reject any order for the purchase of a Fund's shares if in the opinion of management such rejection is in a Fund's best interest. As a general rule, shares of the Funds are available for purchase only by US investors.

For purchases of shares in Macquarie Emerging Markets Portfolio, a purchase reimbursement fee of 0.40% of the dollar amount invested is generally charged to investors and paid to the Fund to help defray expenses of investing purchase proceeds. In lieu of paying that fee, an investor in Macquarie

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Purchasing Shares

Emerging Markets Fund may elect, subject to agreement by the Fund, to invest by a contribution of in-kind securities or may follow another procedure that has the same economic impact on the Fund and its shareholders, in which case the purchase reimbursement fee will not apply. Investors should refer to the related Prospectus for more details on purchase reimbursement fees. See “Determining Offering Price and Net Asset Value” below.

The minimum initial investment for a shareholder is $1 million in the aggregate across all Funds of the Trust. However, certain types of shareholders may invest in the Funds without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective investment trust managed by the Manager's affiliate, Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, and portfolio managers of the Funds seeking to invest in Funds they manage, may invest in the Funds without meeting the minimum initial investment of $1 million. From time to time and in the Manager's sole discretion, assets attributable to related accounts may be aggregated for purposes of meeting the $1 million minimum. There are no minimums for subsequent contributions in a Fund where the aggregate minimum initial investment for the Trust has been satisfied. Macquarie Emerging Markets Portfolio is presently closed to new investors. However, existing accounts, including omnibus accounts, may continue to purchase shares. Accounts of certain omnibus accounts and managed or asset-allocation programs may maintain balances that are below the minimum stated account balance without being subject to involuntary redemption. At such time as the Trust receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Trust may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of the Manager to make investments in the Funds by a contribution of securities in kind to such Funds.

Certificates representing shares purchased are not ordinarily issued. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained on behalf of the Trust. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Please contact the Trust for further information.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of shares of a Fund are effected at the NAV of that Fund next calculated after receipt of the order by such Fund, its agent or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers above for more information.” In addition, with respect to Macquarie Emerging Markets Portfolio, there is an applicable purchase reimbursement fee equal to 0.40% and redemption reimbursement fee equal to 0.45% of the dollar amount invested.

A Fund's NAV is computed at the close of regular trading on the NYSE, which is normally 4:00pm, Eastern time, on Business Days. The NYSE is scheduled to be open Monday through Friday throughout the year except days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. When the NYSE is closed, the Trust will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and US government agency mortgage-backed securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, each Fund may

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frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities that are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

US government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. NAV includes interest on fixed income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Nonexchange-traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board, as applicable.

The securities in which Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, and Macquarie Emerging Markets Portfolio II (as well as Macquarie High Yield Bond and Macquarie Core Plus Bond Portfolios, each of which possesses a limited ability to invest in foreign securities) may invest from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as holidays or Saturday). As a result, the NAV of the Funds may be significantly affected by such trading on days when shareholders have no access to the Funds.

For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and ask prices of such currencies against the US dollar, as provided by an independent pricing service or any major bank, including BNY Mellon. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

Redemption and Exchange

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

No charge is made by any Fund for any redemptions, except that shareholders that redeem shares of Macquarie Emerging Markets Portfolio are generally assessed a redemption reimbursement fee of 0.45%. Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. If redemption of shares is made in kind, the redemption reimbursement fee that is otherwise applicable will not be assessed. Any Fund securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sales by an investor receiving a distribution in kind could result in the payment of brokerage commissions or other transaction costs. Payment for shares redeemed ordinarily will be made within three Business Days, but in no case later than seven days, after receipt of a redemption request in good order. See “Redemption of Shares” in the Trust's Prospectus for more information. Under certain circumstances, eligible investors who have an existing investment counseling relationship with an affiliate of the Manager will not be subject to the Trust's in kind redemption requirements until such time as the Trust receives appropriate regulatory approvals to permit such redemptions for the account of such investors.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund during any 90-day period for any one shareholder.

The value of a Fund's investments is subject to changing market prices. Redemption proceeds may be more or less than the shareholder's cost depending upon the market value of the Fund's securities. Thus, a shareholder redeeming shares of a Fund may, if such shareholder is subject to federal income tax, sustain either a gain or a loss, depending upon the price paid and the price received for such shares.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a “market timing” strategy may be disruptive to a Fund and therefore may be refused.

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Redemption and Exchange

The Trust has available certain redemption privileges, as described below and in the Prospectus. These privileges may be unavailable depending on the size of the redemption, which may trigger the special in-kind redemption procedures. See the Prospectus. The Funds reserve the right to suspend or terminate these expedited payment procedures at any time in the future.

Expedited Telephone Redemptions

Shareholders wishing to redeem shares for which certificates have not been issued may call the Trust at (800) 231-8002 prior to 4:00pm, Eastern time, and have the proceeds mailed to them at the record address. Checks payable to the shareholder(s) of record will normally be mailed three Business Days, but no later than seven days, after receipt of the redemption request.

In addition, redemption proceeds can be transferred to your predesignated bank account by wire or by check by calling the Trust, as described above. The telephone redemption option on the Account Registration Form must have been elected by the shareholder and filed with the Trust before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:

Payment By Wire: Request that Federal Funds be wired to the bank account designated on the Account Registration Form. Redemption proceeds will normally be wired on the next Business Day following receipt of the redemption request. There is no charge for this service. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the Fund to the shareholder's bank account.

Payment by Check: Request that a check be mailed to the bank account designated on the Account Registration Form. Redemption proceeds will normally be mailed three Business Days, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (described above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it. If expedited payment under these procedures could adversely affect a Fund, the Trust may take up to seven days to pay the shareholder.

To reduce the risk of attempted fraudulent use of the telephone redemption procedure, payment will normally be made only to the bank account designated on the Account Registration Form. If a shareholder wishes to change the bank account designated for such redemption, a written request in accordance with the instructions set forth in the Prospectus will be required.

Exchange Privilege

Shares of each Fund may be exchanged for shares of any other Fund or for the institutional classes of the other Delaware Funds. Exchange requests should be sent to: Macquarie Institutional Portfolios, P.O. Box 9876, Providence, RI 02940-8076, Attn: Client Services.

Any such exchange will be calculated on the basis of the respective NAVs of the shares involved and will be subject to the minimum investment requirements noted above. There is no sales commission or charge of any kind, except for the special purchase and redemption reimbursement fees for exchanges involving shares of Macquarie Emerging Markets Portfolio. See “Exchange Privilege” under “Shareholder Services” in the related Prospectus. The shares of a Fund into which an exchange is made, if necessary, must be authorized for sale in the state in which the investor is domiciled. Before making an exchange, a shareholder should consider the investment objectives of the Fund to be purchased.

Exchange requests may be made either by mail, facsimile message, or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Trust for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00pm, Eastern time, for the Funds will be processed as of the close of business on the same day. Requests received after this time will be processed on the next Business Day. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees, as applicable, to assure that such exchanges do not disadvantage a Fund and its shareholders. Exchanges into and out of Macquarie Labor Select International Equity Portfolio and Macquarie Emerging Markets Portfolio shall be subject to the special purchase and redemption procedures identified in sections of the related Prospectus under “Purchase of Shares” and “Redemption of Shares.”

For federal income tax purposes, an exchange between Funds is a taxable event for shareholders subject to federal income tax, and, accordingly, a gain or loss may be realized. The Trust reserves the right to suspend or terminate or amend the terms of the exchange privilege upon 60 days' written notice to client shareholders.

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Neither the Trust, the Funds, nor any of the Funds' affiliates is responsible for any losses incurred in acting upon investor or telephone instructions for purchase, redemption, or exchange of Fund shares that are reasonably believed to be genuine. With respect to such transactions, the Trust will attempt to ensure that reasonable procedures are used to confirm that instructions communicated are genuine (including verification of a form of personal identification) as if it does not, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

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The policy of the Trust is to distribute substantially all of each Fund's net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Fund to avoid incurring any material amounts of federal income or excise taxes.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.

Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current NAV and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's efforts to locate the shareholder if the shareholder's mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

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Distributions and Taxes

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after Oct. 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October capital losses”), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after Oct. 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after Dec. 31 of the current taxable year, over (b) the ordinary income incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in October, the amount of qualified late year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report

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its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund's taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on Jan. 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The US has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Fund Transactions — Investments in US REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the US, or (ii) are eligible for benefits under certain income tax treaties with the US that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the US. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at

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Distributions and Taxes

least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, US REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation, commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Portfolio may choose to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Business interest income. Under Section 163(j) of the Code, enacted by the Tax Cuts and Jobs Act, generally, the amount of business interest that a taxpayer can deduct for any year is limited to the taxpayer's (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% (or possibly 50% for tax years beginning in 2019 and 2020) of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest. A Fund is permitted to pass-through its net business interest income (generally the Fund's interest income less applicable expenses and deductions) as a “Section 163(j) interest dividend.” The amount passed through to shareholders is considered interest income and can then be used to determine such shareholder's business interest deduction under Section 163(j), if any, subject to holding period requirements and other limitations. A Fund may choose not to report such Section 163(j) interest dividends.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Fund Transactions — Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may

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be subject to certain limitations imposed by the Internal Revenue Code. Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund's website at macquarieim.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

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Distributions and Taxes

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

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the automatic conversion of Class C shares into Class A shares of the same Fund approximately eight years after purchase,

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the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

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the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

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the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or

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loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax

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Distributions and Taxes

rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-US Investors — Investment in US real property” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract

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to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•
provide your correct social security or taxpayer identification number,

•
certify that this number is correct,

•
certify that you are not subject to backup withholding, and

•
certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

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Distributions and Taxes

Investment in US real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-US persons subject to US tax on the disposition of a US real property interest (“USRPI”) as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

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Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

To obtain the Funds' most current performance information, please call 800 231-8002 or visit our website at macquarieim.com.

Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in each Fund's Annual Report. The Funds' Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PwC, the independent registered public accounting firm, for the fiscal year ended Oct. 31, 2020, are included in the Funds' Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Report into this SAI.

Principal Holders

As of Jan. 31, 2021, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

The Manager and its affiliates may provide the initial seed capital in connection with the creation of a Macquarie Investment Management product. To the extent that the Manager or its affiliates maintain such seed capital in a Macquarie Investment Management product, the Manager or its affiliates may engage in a total return swap or other hedge on its investment for the sole purpose of limited the volatility of earnings of the Manager and its corporate parents. Neither the Manager nor its affiliates seek to profit by hedging the seed capital investments in the Macquarie Investment Management products, and the total return swap or other hedge is not expected to have any effect on the investment performance of any Macquarie Investment Management products.

Fund Name	Shareholder Address	Percentage
MACQUARIE CORE PLUS BOND PORTFOLIO	THE NORTHERN TRUST CO TRUSTEE FBO GEORGIA GULF 50 S LA SALLE ST CHICAGO IL 60603-1003	30.00%
	MAC & CO FBO NEXTERA ENERGY DUANE ARNOLD LLC ATTN MUTUAL FUND OPERATIONS 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	20.22%

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Principal Holders

Fund Name	Shareholder Address	Percentage
	MAC & CO NUCLEAR DECOMMISSIONING TRUST 500 GRANT ST RM 151-1010 PITTSBURGH PA 15258	34.74%
	PENSION FUND IBEW 96 DEFINED BENEFIT PLAN PO BOX 5817 WALLINGFORD CT 06492-7617	6.23%
	UMWA SELECTIVE STRIKE FUND 18354 QUANTICO GATEWAY DR STE 200 TRIANGLE VA 22172-1779	6.63%
MACQUARIE EMERGING MARKETS PORTFOLIO	STATE UNIVERSITIES RETIREMENT SYSTEM OF ILLINOIS 1901 FOX DR CHAMPAIGN IL 61820	96.64%
MACQUARIE EMERGING MARKETS PORTFOLIO II	U.S. BANK NATIONAL ASSOCIATION TTEE FOR ONE GAS INC RETIREMENT PLAN 190 S LASALLE STREET 9TH FLOOR CHICAGO IL 60603	60.00%
	SOCIETY OF ST SULPICE FOUNDATION US INC - RETIREMENT 5408 ROLAND AVE BALTIMORE MD 21210-1988	7.06%
	SOCIETY OF ST SULPICE FOUNDATION US INC - ADMINISTRATION & SERVICES 5408 ROLAND AVE BALTIMORE MD 21210-1988	14.12%
MACQUARIE HIGH YIELD BOND PORTFOLIO	MAC & CO FBO PUBLIC PENSION ATTN MUTUAL FUND OPS 500 GRANT ST PITTSBURGH PA 15258	77.51%
	DESERET MUTUAL BENEFIT ADMIN AS TRUSTEE FOR DESERET MUTUAL RETIREE MEDICAL & LIFE PL TRUST (EQUITY SUBST) 179 SOCIAL HALL AVE SUITE 100 SALT LAKE CITY UT 84111	15.23%
	BANK OF STOCKTON WEALTH MANGEMENT GROUP 555 WEST BENJAMIN HOLT DRIVE BLDG A STOCKTON CA 952073888	5.27%
MACQUARIE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO	LOCAL 804 I.B.T & LOCAL 447 I.A.M. UPS MULIT-EMPLOYER RETIREMENT PLAN 55 GLENLAKE PKWY NE ATLANTA GA 30328-3474	47.17%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR TTEE/CUST JOINT ANNUITY FUND LOCAL UNION C/O FABIAN & BRYN 425 EAGLE ROCK AVENUE ROSELAND NJ 07068	5.07%

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Fund Name	Shareholder Address	Percentage
	COMERICA BANK FBO SAN FRANCISCO CULINARY BARTENDERS & SERVICE EMPLOYEES PO BOX 75000 M/C 3446 DETROIT MI 48275-0001	11.75%
	PLUMBERS AND STEAMFITTERS LOCAL NO 7 PENSION FUND 18 AVIS DRIVE LATHAM NY 12110-2605	6.77%
	THE NORTHERN TRUST CO AS CUST FBO MIDWEST OPERATING ENGINEERS WELFARE 801 S CANAL CHICAGO IL 60675-0001	7.35%
MACQUARIE LARGE CAP VALUE PORTFOLIO	WELLS FARGO BANK NA FBO EDUCATIONQUEST FOUNDATION PO BOX 1533 MINNEAPOLIS MN 55480-1533	13.97%
	WELLS FARGO BANK NA FBO GMC FUND DEP-LOOMIS PO BOX 1533 MINNEAPOLIS MN 55480-1533	86.03%

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Appendix A — Description of Ratings

Bonds

Excerpts from Moody's description of its bond ratings: Aaa—judged to be the best quality. They carry the smallest degree of investment risk; Aa—judged to be of high quality by all standards; A— possess favorable attributes and are considered “upper medium” grade obligations; Baa—considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba—judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B—generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa—are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca—represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C—the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA—highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA—also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A—strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB— regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC—regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C—reserved for income bonds on which no interest is being paid; D—in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA—Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A—Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances that bonds with higher ratings; BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB—Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements; B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC—Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C—Bonds are in imminent default in payment of interest or principal; and DDD, DD and D—Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Commercial Paper

Excerpts from Moody's description of its two highest commercial paper ratings: P-1?the highest grade possessing greatest relative strength; P-2?second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings: A-1?judged to be the highest investment grade category possessing the highest relative strength; A-2?investment grade category possessing less relative strength than the highest rating.

AI-DPT

Statement of Additional Information

Delaware Pooled® Trust

Nasdaq ticker symbols
Delaware Global Listed Real Assets Fund
Class A	DPREX
Class C	DPRCX
Class R	DPRRX
Institutional Class	DPRSX
Class R6	DPRDX

February 26, 2021

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918

For Dealer Services (Broker/Dealers only): 800 362-7500

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated February 26, 2021, for Delaware Global Listed Real Assets Fund (the “Fund”), as it may be further amended from time to time.

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus.

The Prospectus may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Fund's distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Fund's financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. The Annual Report will accompany any request for this SAI. The Annual Report can be obtained, without charge, by calling 800 523-1918.

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Organization and Classification

This SAI describes the shares of Delaware Global Listed Real Assets Fund (the “Fund”), which is a series of Delaware Pooled® Trust (the “Trust”). The Fund offers five classes of shares: Class A, Class C, and Class R shares (collectively, the “Retail Classes”) and Class R6 shares and Institutional Class shares (together with the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all Classes of shares (each share class, a “Class”) of the Fund, except where noted. The Trust also offers six other series through a separate prospectus and statement of additional information. The Fund's investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust). Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK” or “Sub-advisor”) serves as sub-advisor to the Fund. For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include MIMAK with respect to its role as sub-advisor of the Fund.

Organization

The Trust was originally organized as a corporation under the laws of the State of Maryland on May 30, 1991. On Dec. 15, 1999, the Trust completed a re-organization that changed its state and form of organization from a Maryland corporation to a Delaware statutory trust.

Classification

The Trust is an open-end management investment company.

The Fund is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund's total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Investment Objective, Restrictions, and Policies

Investment Objective

The Fund's investment objective is described in the Prospectus.

Fundamental Investment Restrictions

The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority of the outstanding voting securities” of the Fund, which is the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. The percentage limitations contained in the restrictions and policies set forth herein apply at the time the Fund purchases securities.

The Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund shall concentrate its investments in Real Assets Securities, which includes Real Estate Securities, Infrastructure Securities, Natural Resources Securities, and Inflation-Linked Securities, as defined in the Prospectus, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

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Investment Objective, Restrictions, and Policies

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Board, as appropriate, without shareholder approval: The Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

In applying the Fund's policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry or group of industries) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Except for the Fund's policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish the Fund's investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund's investment objective.

The portfolio turnover rate tells you the amount of trading activity in the Fund's portfolio. A turnover rate of 100% would occur, for example, if all of the Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

The Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%.

For the past two fiscal years, the Fund's portfolio turnover rates were as follows:

Fund	2019	2020
Delaware Global Listed Real Assets Fund	125%	84%

Investment Strategies and Risks

The Fund's strategies and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the descriptions of the Fund's investment strategies and risks that are included in the Prospectus. All of the Fund's investment strategies are nonfundamental and may be changed without shareholder approval. As of the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities.

Borrowing

The Fund may obtain short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments; failed trades; the clearance of purchases and sales of portfolio securities; and securities on loan. The Fund will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. Borrowing is a form of leverage. If the Fund borrows money to purchase securities or maintains a negative cash balance with its custodian and the value of its investments decreases, the Fund's losses will be greater than if it did not borrow money for investment purposes.

The 1940 Act and the SEC's current rules, exemptions, and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint. Investment securities will not be purchased while the Fund has an outstanding borrowing.

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In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Convertible Securities

The Fund's assets may be invested in convertible securities of issuers in the real estate industry. The Fund may also invest in enhanced convertible securities, including convertible preferred stocks that offer enhanced yield features.

A convertible security is generally a debt obligation, preferred stock, or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar nonconvertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent nonconvertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through the issuing investment bank. However, the common stock received upon conversion is that of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Fund's financial reporting, credit rating, investment policies, and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks. An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although the Fund intends to acquire convertible securities that the Manager considers to be liquid (i.e., those securities that the Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund may also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). The ADRs that the Fund may invest in will be those that are actively traded in the US. Many securities of foreign issuers are represented by ADRs. Generally, depositary receipts in registered form are designed for use in the US securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in US dollars, and ADRs are traded in the US on exchanges or over the counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large,

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Investment Strategies and Risks

liquid market in the US for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the US market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivatives Instruments

The Fund may invest in some or all of the following types of derivatives instruments: forward foreign currency contracts, futures, options, and swaps, all of which are described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by the Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Fund may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Fund may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Trust has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Fund as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager and the Trust intend to comply with the terms of the CPO exclusion with respect to the Fund, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Trust's reliance on the CPO exclusion, the Manager's provision of services as an exempt CTA or the Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Trust relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund's positions in commodity interests may not exceed 5% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund's commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Trust would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager's compliance with comparable SEC requirements. However, as a result of CFTC regulation, the Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take

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extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivatives transactions, may prevent the Fund from using or limit the Fund's use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund's ability to achieve its investment goal(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund's investments and cost of doing business.

Duration

Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Foreign Investments

The Fund may invest up to 30% of its net assets in foreign securities and may hold foreign currency. Foreign securities may include American Depositary Receipts (“ADRs”).

The Fund has the right to purchase securities in any developed, underdeveloped, or emerging country.

It is also expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for US securities of equal value.

Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries' legal institutions, financial markets, and services are less developed than those in the US or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

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Investment Strategies and Risks

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations, or a natural or man-made disaster in a region or country where a substantial portion of the Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (“PFICs”).

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards that are comparable to those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security that is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet the Fund's claims in any of these events.

Securities trading in developing markets present additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

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The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds (which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness); participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund's share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

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Investment Strategies and Risks

Certain currencies have experienced a steady devaluation relative to the US dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund's income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund's exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Fund interprets the fundamental restriction related to commodities to permit it (subject to its investment objective and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds (“ETFs”) or other entities that invest in physical and/or financial commodities.

Forward Foreign Currency Contracts

The Fund, consistent with its limited ability to invest in foreign securities, may purchase or sell currencies and/or engage in forward foreign currency contracts in order to expedite settlement of portfolio transactions and to minimize (i.e., hedge against) currency value fluctuations. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund values its assets daily in US dollars, but does not intend to convert the value of its foreign holdings into US dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Fund may conduct its forward foreign currency contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract), and investors should be aware of the costs of currency conversion.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, the Fund may enter into a forward foreign currency contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

The Fund may use forward foreign currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward foreign currency contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.

The Fund may also use forward foreign currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward foreign currency contract to sell pounds sterling in return for US dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward foreign currency contract to sell euros in return for US dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover forward foreign currency contracts. As required by SEC guidelines, the Fund will segregate assets to cover forward foreign currency contracts, if any, whose purpose is essentially speculative.

Under definitions adopted by the CFTC and the SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” A nondeliverable forward is a cash-settled, short-term forward foreign currency contract on a thinly traded or nonconvertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. Although nondeliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

Risks of forward foreign currency contracts. The successful use of these transactions will usually depend on the Manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, for example, due to bankruptcy or insolvency of the counterparty. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not attempt to hedge its exposure to a particular foreign currency at a time when doing so might avoid a loss.

Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures and Options on Futures

In order to remain fully invested, to facilitate investments in portfolio securities, and to reduce transaction costs, the Fund may, to a limited extent, enter into futures contracts, purchase or sell options on futures contracts and engage in certain transactions in options on securities, and may enter into closing transactions with respect to such activities. The Fund will only enter into these transactions for hedging purposes if it is consistent with the Fund's investment objective and policies, and the Fund will not engage in such transactions to the extent that obligations relating to futures contracts, options on futures contracts, and options on securities, in the aggregate, exceed 20% in the Fund's total assets. The Fund will not enter into futures contracts and options thereon to the extent that more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options, and only to the extent that obligations under such futures contracts and options thereon would not exceed 20% of the Fund's total assets. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limit.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

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Investment Strategies and Risks

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Fund's custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund's use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Manager's investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund's overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

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The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund's use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Initial Public Offerings

Under certain market conditions, the Fund may invest in a company at the time of its initial public offering (IPO).

Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Illiquid and Restricted Investments

The Fund may invest no more than 15% of its net assets in illiquid investments. For purposes of the Fund's 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.

The Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Fund obtaining a less favorable price on a resale.

The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund. Restricted securities generally offer a

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Investment Strategies and Risks

higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Investment Companies

The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund's investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

The Fund may invest in securities issued by closed-end funds, subject to any of the Fund's investment policies. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

The Fund is permitted to invest in other investment companies, including open-end, closed-end, unregistered investment companies, and exchange-traded funds (“ETFs”), either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Any investments that the Fund makes in investment companies will involve the Fund's pro rata payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (iii) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

The market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Limited Partnerships

The Fund may invest in limited partnerships, including limited partnerships that invest in real estate assets and other illiquid or restricted assets.

The Fund may invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (“Real Estate Limited Partnerships”). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund's portfolio managers believe investments in Real Estate Limited Partnerships may offer an opportunity to obtain favorable yields and diversification benefits. However, these investments may be subject, but not limited, to the following risks:

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The Real Estate Limited Partnerships may include expenses, such as but not limited to general partner or managing member fees, property management fees, borrowing expenses, and acquisition fees, and these fees may reduce the return from the investment.

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The general partner or managing member of the Real Estate Limited Partnership has broad discretion to manage the entity, and the limited partners may have limited rights in connection with key decisions.

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A Real Estate Limited Partnership may require additional capital contributions, and it may be difficult to ascertain the amount of the capital contributions in advance.

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The Fund's interest in a Real Estate Limited Partnership may become diluted if it does not make requested capital contributions.

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The Fund may not be able to readily liquidate its interest in the Real Estate Limited Partnership without the prior consent of the general partner, managing member or a majority of partnership interests.

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A Real Estate Limited Partnership's distributions may be subject to “waterfalls” that give preference to majority investors.

In certain instances, the Real Estate Limited Partnership may be required to indemnify the general partner, the limited partners, the managing member and officers, against legal claims.

Finally, the income from investments in Real Estate Limited Partnerships is unlikely to qualify for purposes of satisfying the income or asset requirements in the Internal Revenue Code for qualification as a regulated investment company (i.e., that at least 90% of gross income from a regulated investment company be derived from certain specified types of assets and that at each calendar quarter at least 50% of the value of the total assets be represented by certain specified types of assets).

Mortgage-Backed Securities (“MBS”)

The Fund may invest in mortgage-backed securities issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations. The Fund also may invest in collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”). CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. The Fund may invest in such private-backed securities, but the Fund will do so only if the securities are 100% collateralized at the time of issuance by securities issued or guaranteed by the US government, its agencies or instrumentalities.

Overview. MBS, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks, and credit unions to finance purchases of homes, commercial buildings, or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor, or other service providers. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

MBS are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of MBS have historically been Ginnie Mae, Fannie Mae, and Freddie Mac. Other issuers of MBS include commercial banks and other private lenders.

Ginnie Mae is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae's guarantees are backed by the full faith and credit of the US government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of MBS nor do they extend to the value of the Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

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Investment Strategies and Risks

Although the MBS of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the US government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these MBS have historically exceeded the yields on other types of US government securities with comparable maturities due largely to their prepayment risk. The US government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the US government will continue to do so.

On Sept. 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer, or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its MBS. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of nonpayment of principal and interest.

MBS that are issued or guaranteed by the US government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under “Fundamental Investment Policies,” by virtue of the exclusion from that test available to securities issued or guaranteed by the US government or any of its agencies or instrumentalities. In the case of privately issued MBS, the Fund categorizes, where possible, the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Private MBS. Issuers of private MBS, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, are not US government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the MBS, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the US government or a US government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private MBS is historically higher because neither the US government nor an agency or instrumentality has guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether an MBS meets the Fund's quality standards. The Fund may buy MBS without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Manager determines that the securities meet the Fund's quality standards. Private MBS whose underlying assets are neither US government securities nor US government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Nongovernment MBS are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, the Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

CMOs and REMICs. Some MBS known as collateralized mortgage obligations (“CMOs”) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other MBS such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other MBS. Payments of principal and interest on the underlying collateral provide the resources to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional MBS also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with MBS generally, be it credit risk, prepayment or extension risk (the risk of a security's expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of MBS.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

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CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional MBS that have been issued, guaranteed, or sponsored by such government and/or private entities. For example, the Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed, or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as adjustable-rate mortgage loans (“ARMs”) do. These adjustable rate classes are known as “floating-rate CMOs” and are subject to most risks associated with ARMs. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime “caps” on the interest rate. These caps, similar to the caps on ARMs, limit the Fund's potential to gain from rising interest rates and increase the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by US government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of MBS. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by US government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the US government has not guaranteed them.

To the extent any privately issued CMOs in which the Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Commercial mortgage-backed securities. CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multifamily housing, retail shopping centers, office space, hotels, and healthcare facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk, and extension risk. The Manager, through its careful credit analysis, attempts to address the risk of an issuer being unable to make timely payments of interest and principal. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market.

Stripped mortgage securities. Some MBS referred to as stripped MBS are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other MBS referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped MBS may be issued by government or private entities. Stripped MBS issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped MBS.

Stripped MBS are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped MBS and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of MBS and are purchased and sold by institutional investors, such as the Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to the Fund's limitation on investment in illiquid investments and the risks associated with illiquidity.

Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments

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Investment Strategies and Risks

may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, the Fund may invest in them if they are consistent with the Fund's objective, policies and quality standards.

Additional risks. In addition to the special risks described below, MBS are subject to many of the same risks as other types of debt securities. The market value of MBS, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. MBS differ from conventional debt securities in that most MBS are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the MBS (i.e., the Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when the Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing MBS. For this reason, pass-through MBS may have less potential for capital appreciation as interest rates decline and may be less effective than other types of US government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate MBS have greater exposure to this “prepayment risk” than variable rate securities.

An unexpected rise in interest rates could extend the average life of an MBS because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if MBS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be treated as ordinary income. Regulatory or tax changes may also adversely affect the MBS market as a whole.

Guarantees. The existence of a guarantee or other form of credit support on an MBS usually increases the price that the Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the US government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a US government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on the Fund's investment or protection against prepayment or other risks. The market price and yield of the MBS at any given time are not guaranteed and are likely to fluctuate.

Options

The Fund may purchase call options, write call options on a covered basis, purchase put options, and write put options. Writing put options will require the Fund to segregate assets sufficient to cover the put while the option is outstanding. The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of its total assets. The Fund may purchase put options to the extent premiums paid by the Fund do not aggregate more than 2% of its total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund's orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments

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that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument's market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. The Fund will write call options on a covered basis only.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if the Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the Fund's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased

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Investment Strategies and Risks

options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer's bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. The Fund's options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund's portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing the Fund's investments, the Fund's performance will be worse than if the Manager did not employ such strategies.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs consistent with its investment objective and policies.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Fund will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

REIT risks. The Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT's performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.

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REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

Repurchase Agreements

While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances or for temporary defensive purposes. The Fund may invest no more than 15% of net assets in repurchase agreements having a maturity in excess of seven calendar days.

Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the US government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund. A repurchase agreement with more than seven days to maturity may be considered an illiquid investment and may be subject to the Fund's investment restriction on illiquid investments.

Delaware Funds® by Macquarie (each a “Delaware Fund” and collectively, “Delaware Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Securities Lending

The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic

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Investment Strategies and Risks

Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward foreign currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund's daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

The Fund's Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund's obligations under the financial instruments have been satisfied. In addition, the Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Short-Term Debt Instruments and Temporary Investments

The Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting the Fund's investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, the Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as S&P or Moody's, or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

US Government Securities. Examples of types of US government obligations in which the Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks,

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Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

•
US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•
Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

•
US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•
US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. The Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

•
Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

US Government Securities

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot

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Investment Strategies and Risks

be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Warrants

The Fund may purchase or sell warrants and similar rights.

Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Payment-In-Kind Bonds

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when the Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service

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provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund do not control the cybersecurity systems and plans of the issuers of securities in which the Fund invest or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased

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Investment Strategies and Risks

volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

Disclosure of Portfolio Holdings Information

The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund's portfolio holdings monthly, with a 30-day lag, on the Fund's website, delawarefunds.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public.

The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Fund's independent registered public accounting firm, the Fund's custodian, the Fund's legal counsel, the Fund's financial printer (DG3), and the Fund's proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of Jan. 31, 2021, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each class of the Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	85

Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	85	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	85	Private Investor (March 2004-Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	85	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016-December 2019) Director—Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	85	Private Investor (April 2011-Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	85	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	85

Private Investor (January 2017-Present)

Chief Executive Officer — Banco Itaú  International (April 2012-December 2016)

Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	85	Vice Chairman (2010-April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	85	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	85	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Fund's Manager, principal underwriter, and transfer agent.

3

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.

The following table shows each Trustee's ownership of shares of the Fund and of shares of all Delaware Funds as of Dec. 31, 2020.

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Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	$50,001-$100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from Delaware Funds for which he or she served as a Trustee for the Trust's last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

Trustees	Aggregate Compensation from the Fund	Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Jerome Abernathy	$561	None	$342,000
Thomas L. Bennett (Chair)	$746	None	$457,167
Ann D. Borowiec	$537	None	$330,500
Joseph W. Chow	$514	None	$317,000
John A. Fry	$519	None	$317,000
Lucinda S. Landreth**	$512	None	$315,500
Frances A. Sevilla-Sacasa	$554	None	$338,667
Thomas K. Whitford	$585	None	$356,167
Christianna Wood	$560	None	$340,500
Janet L. Yeomans	$554	None	$338,667

*

Each Independent Trustee/Director receives: (i) an annual retainer fee of $240,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Funds family (85 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

**	Ms. Landreth, a former Trustee, received compensation from the Trust prior to her death on Jan. 31, 2021.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

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Management of the Trust

Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of ten Trustees. Nine of the ten Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood. The Audit Committee held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meetings during the Trust's last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; and Janet L. Yeomans. The Nominating and Corporate Governance Committee held five in-person meetings (two of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust's last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the

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restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees of the Trust noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management - Americas since June 2015, and he is responsible for all aspects of the firm's business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees. The Committee of Independent Trustees held four in-person meetings (two of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

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Management of the Trust

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; and Christianna Wood. The Investments Committee held five in-person meetings (three of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Fund's transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Fund with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, the Sub-advisor, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy — The Manager

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager and any Macquarie affiliates advising the Fund (collectively, “Macquarie Investment Management”) will vote such proxies pursuant to Macquarie Investment Management's (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and MIM's other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The

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Committee is responsible for overseeing the proxy advisory firms' services. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at

http://www.delawarefunds.com/proxy; and (ii) on the Commission's website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company's management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM's votes are cast in accordance with the recommendations of the company's management. However, MIM may vote against management's position when it runs counter to MIM's specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management's recommendation when MIM believes such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MIM's portfolio management teams when voting proxies after reviewing the proxy and research provided by ISS should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee's delegates for review. If the portfolio management team for such proxy intends to vote in accordance with ISS's recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM's portfolio management team is considering voting a proxy contrary to ISS's research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with ISS's research recommendation or abstain from voting.

Proxy Voting Policies — MIMAK

Where MIMAK votes proxies on behalf of its clients and accounts, and/or recommend voting action on behalf of its clients and accounts, MIMAK shall do so in a manner that is consistent with the best interest of each of its clients and accounts and their shareholders, considered as a group rather than individually. For this purpose, “best interest” means in the best economic interest of each client or account and its shareholders, as investors, without regard to any self-interest which MIMAK, its management or affiliates might have in a particular voting matter.

Under Advisers Act Rule 206(4)-6, it would be a fraudulent, deceptive or manipulative act, practice or course of business for MIMAK to exercise voting authority with respect to a client's securities unless MIMAK:

•
has adopted and implemented written policies and procedures, reasonably designed to ensure that MIMAK votes such proxies in the best interest of the client;

•
has described its proxy voting procedures to its clients; and

•
has provided the client with information on how to obtain MIMAK's proxy voting record.

Proxy Voting on Fixed Income and Equity Securities:

MIMAK's corporate actions area is responsible for end to end coordination for proxy voting events and for general operational support for proxy voting. The corporate actions team will (i) obtain meeting and voting details and provide these to portfolio managers; (ii) obtain voting instructions from portfolio managers and ensure successful lodgement via custody or proxy provider; (iii) record details of the event.

Portfolio managers should monitor on an annual basis the policies and procedures followed by all proxy service providers (if any) regarding any actual, potential or apparent conflicts of interest that may have a bearing upon the performance of their retained services; and maintain all required records outlined in the Macquarie Records Management Policy.

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Proxy Voting Policies — MIMAK

MIMAK's Chief Compliance Officer, or designate, is responsible for reviewing MIMAK's records to ensure that these proxy voting policies and procedures are followed.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 610 Market Street, Philadelphia, PA 19106, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to certain of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

As of Dec. 31, 2020, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $186.4 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment, and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Investment Management Agreement for the Fund is dated May 21, 2010 (the “Investment Management Agreement”). The Investment Management Agreement had an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Fund pays the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Global Listed Real Assets Fund*	0.75% on the first $500 million; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; 0.60% on assets in excess of $2.5 billion

*

As described in more detail below, the Manager has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with MIMAK with respect to the Fund. As compensation for its services as sub-advisor to the Fund, MIMAK receives sub-advisory fees from the Manager.

During the past three fiscal years, the Fund paid the following investment management fees to the Manager:

Fund	October 31, 2018	October 31, 2019	October 31, 2020
Delaware Global Listed Real Assets Fund	$739,568 earned $718,055 paid $21,513 waived	$578,482 earned $456,932 paid $121,550 waived	$772,487 earned $570,995 paid $201,492 waived

Except for those expenses borne by the Manager under the Investment Management Agreement, MIMAK under its Sub-Advisory Agreement, and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund's proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

MIMAK, located at Kaerntner Strasse 28, 1010 Vienna, Austria, is responsible for the day-to-day management of the Fund. When making investment decisions for the Fund, MIMAK regularly consults with the Manager. Although MIMAK serves as Sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises the Sub-advisor's performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

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The Sub-Advisory Agreement with MIMAK is dated July 19, 2019. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to the Sub-advisor of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. The Sub-advisor may terminate its Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fees are paid by the Manager to the Sub-advisor as a percentage of the average daily net assets of the Fund. MIMAK began serving as a sub-advisor for the Fund effective Aug. 20, 2019. During the Fund's last fiscal year, the Manager paid $185,396.78 to MIMAK for services rendered under the Sub-Advisory Agreement.

The Manager has also entered into Sub-Advisory Agreements on behalf of the Fund with Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisors”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-Advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund. During the Fund's last fiscal year, the Manager paid $12,719.82 to Macquarie Investment Management Global Limited for services rendered under the Sub-Advisory Agreements.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Fund's shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the Fund's last three fiscal years, the Distributor received net commissions from the Fund on behalf of Class A shares, after re-allowances to dealers, as follows:

Delaware Global Listed Real Assets Fund Class A Shares
Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
10/31/20	$10,130	$8,593	$1,537
10/31/19	$17,475	$14,942	$2,533
10/31/18	$22,954	$19,559	$3,395

During the Fund's last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge (“CDSC”) payments with respect to the Fund on behalf of Class A and C shares, as follows:

Delaware Global Listed Real Assets Fund	10/31/18	10/31/19	10/31/20
Class A	$7	$61	$0
Class C	$308	$24	$11

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Fund's shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Fund will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent's compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

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Investment Manager and Other Service Providers

The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Fund. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund's transfer agency expenses.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund's NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund's pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

During the fiscal years ended Oct. 31, 2018, 2019, and 2020, the Fund paid the following amounts to BNY Mellon for fund accounting and financial administration services: $42,170, $46,601, and $48,437, respectively.

During the fiscal years ended Oct. 31, 2018, 2019, and 2020, the Fund paid the following amounts to DIFSC for fund accounting and financial administration oversight services: $7,722, $6,893, and $7,514, respectively.

Securities Lending Agent

The Board has approved the Fund's participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Fund's securities lending agent (“Securities Lending Agent”).

For the fiscal year ended Oct. 31, 2020, the income earned by the Fund as well as the fees and/or compensation paid by the Fund pursuant to the Lending Agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows:

Gross income earned by the Fund from securities lending activities	$0
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included above	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$0
Net income from securities lending activities	$0

For the fiscal year ended Oct. 31, 2020, the Securities Lending Agent provided the following services to the Fund in connection with its securities lending activities: (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral in accordance with the Fund's guidelines; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination.

Custodian

BNY Mellon is the custodian of the Fund's securities and cash. As custodian for the Fund, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities. BNY Mellon also serves as the Fund's custodian for its investments in foreign securities.

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With respect to foreign securities, BNY Mellon makes arrangements with sub-custodians who were approved by the Board in accordance with Rule 17f-5 of the 1940 Act. When selecting foreign sub-custodians, the Board considers a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institutions in the particular country or region.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

Portfolio Managers

MIMAK

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of Oct. 31, 2020 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Stefan Löwenthal Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 44 17	$1.7 billion $1.9 billion $1.7 billion	0 0 0	$0 $0 $0
Jürgen Wurzer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 44 17	$1.7 billion $1.9 billion $1.7 billion	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. MIMAK has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While MIMAK's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

MIMAK believes that client satisfaction will ultimately be driven by its ability to deliver strong performance and an excellent level of service. Consistent with this, MIMAK's investment team performance assessment structure and remuneration processes are designed to align the interests of its staff with those of its clients. MIMAK's remuneration structure is tailored to individual roles so that MIMAK attracts and retains high quality people who are appropriately incentivized to deliver optimal outcomes to clients. Total remuneration at MIMAK is broadly divided into two components: (i) fixed remuneration, which is determined by the individual's skill set and level of expertise, business contribution, and consideration of market data obtained through industry specific salary surveys; and (ii) performance based remuneration, which is profit share that is discretionary in nature and truly variable.

The following principles underpin MIMAK's remuneration framework: (i) competitiveness: remuneration is structured to be competitive with that of its international peers, enabling MIMAK to attract and retain high caliber investment professionals; (ii) retention mechanisms: performance-based remuneration incorporates both short- and long-term incentives to encourage a long-term perspective and stability of investment teams. MIMAK has a profit share retention policy in place whereby a proportion of profit share retention is invested in underlying assets or funds that the individual is responsible for. Many staff also choose to invest in MIMAK's managed funds; (iii) consistency: MIMAK has maintained

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Portfolio Managers

a consistent framework over time to ensure the staff members are confident that their efforts will be rewarded over the long-term; and (iv) performance emphasis: discretionary profit share is awarded annually based on each individual staff member's performance across a number of key metrics.

For investment team members, these key metrics include:

•
Portfolio performance: fund returns against client investment objectives, benchmarks and risk profile. For MIMAK, consistent performance is rated more highly than one-off performance;

•
Teamwork: input into investment decision making processes, generation of investment ideas and insights contribution to client service initiatives and contribution to investment capability development; and

•
Business building.

Ownership of Fund Shares

As of Oct. 31, 2020, none of the portfolio managers owned shares of the Fund.

Trading Practices and Brokerage

The Manager or the Sub-advisor, as the case may be, selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager's or Sub-advisor's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the past three fiscal years, the aggregate dollar amount of brokerage commissions paid by the Fund was as follows:

Fund	2018	2019	2020
Delaware Global Listed Real Assets Fund	$171,491	$154,525	$167,295

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager or the Sub-advisor may allocate, out of all commission business generated by the Fund and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or the Sub-advisor in connection with its investment decision-making process with respect to the Fund and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

Securities transactions for the Fund may be effected in foreign markets that may not allow negotiation of commissions or where it is customary to pay fixed rates.

As provided in the Securities Exchange Act of 1934, as amended, and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager and the Sub-Advisor believe that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager, or the Sub-advisor, that constitute in some part brokerage and research services used by the Manager or the Sub-advisor, in connection with its investment decision-making process and constitute in some part services used by the Manager, or the Sub-advisor, in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager, or the Sub-advisor, will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager, or the Sub-advisor, in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as the Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to the Fund and/or to other

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Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of the Fund or other funds and not for the advantage of the Manager, or the Sub-advisor.

During the fiscal year ended Oct. 31, 2020, the Fund did not engage in any portfolio transactions resulting in brokerage commissions directed to brokers for brokerage and research services.

As of Oct. 31, 2020, the Fund did not hold securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents.

The Manager, or the Sub-advisor, may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager, or the Sub-advisor, and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Fund has the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust's registration statement (as it may be amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have pre-emptive rights. While all shares have equal voting rights on matters affecting the Trust, the Fund would vote separately on any matter that affects only the Fund. Shares of the Fund have a priority in the Fund's assets, and in gains on and income from the portfolio of the Fund.

Each Class of the Fund represents a proportionate interest in the assets of the Fund, and each has the same voting and other rights and preferences as the other Classes of the Fund, except that shareholders of the Class R6 and Institutional Class may not vote on any matter that affects the Retail Classes' distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes' Rule 12b-1 Plans that relate to the Class of shares that they hold. However, the Fund's Class C shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to its Class A shares. General expenses of the Fund will be allocated on a pro rata basis to the Classes according to asset size, except that expenses of the Retail Classes' Rule 12b-1 Plans will be allocated solely to those Classes, and Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to brokers, dealers, or other financial intermediaries.

On Sept. 25, 2014, all remaining Class B shares of the Fund were converted to Class A shares of the Fund. Prior to August 20, 2019, the Fund was known as the Delaware REIT Fund.

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

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Purchasing Shares

General Information

Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares and Class C shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Class R, Institutional Class, and Class R6 shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $1 million of Class C shares of the Fund at one time. Orders that exceed $1 million or more will be rejected. See “Investment Plans” below for purchase limitations applicable to retirement accounts. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares, and that Class A shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares and generally are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

The Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, the Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares and Class C shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses of up to a maximum of 0.25% of the average daily net assets of Class A shares of the Fund, or to purchase Class C shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts. Class C shares that automatically convert to Class A shares at the end of approximately 8 years after purchase will be subject to Class A shares' annual Rule 12b-1 Plan expenses.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

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Class R shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.50%. Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares. Investors also should consider the fact that Class R shares do not have a front-end sales charge and, unlike Class C shares, are not subject to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption; and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling the Retail Classes. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSC applicable to Class C shares are the same as those of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Retail Classes” below.

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, subaccounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share Class - Class R6” in the Prospectus for information about Class R6 share purchase eligibility.

Dividends, if any, paid on the Retail Classes, Class R6, and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of another fund under certain circumstances, depending on such Program's eligibility to purchase Institutional Class shares of the fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally two years after the purchase of such Class A shares purchased prior to July 1, 2020 and is generally 18 months after the purchase of such Class A shares purchased on or after July 1, 2020.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of the Fund under certain circumstances, depending on such Program's eligibility to purchase either Class A shares or Institutional Class shares of the Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

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Purchasing Shares

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer's Commission

For initial purchases of Class A shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary's eligibility for the dealer's commission, purchases of Class A shares of other Delaware Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be eligible for a dealer's commission in connection with certain purchases made under a letter of intent or pursuant to an investor's right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

An exchange from other Delaware Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Delaware Funds no longer offer a dealer's commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectus.

Contingent Deferred Sales Charge — Class C shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectus for a list of the instances in which the CDSC is waived.

Approximately 8 years after purchase, the investor's Class C shares will be eligible to automatically convert to Class A shares of the same Fund. See “Automatic Conversion of Class C Shares” below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A shares to which Class C shares will convert are subject to Class A shares' ongoing annual Rule 12b-1 Plan expenses.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Automatic Conversion of Class C shares

Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund. Conversions of Class C shares into Class A shares will generally occur monthly during the calendar year, on the 18th day or next business day of each month (each, a “Conversion Date”). If the eighth anniversary after a purchase of Class C shares falls on a Conversion Date, an investor's Class C shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class C shares will be converted on the next Conversion Date after such anniversary.

The automatic conversion of Class C to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge. Class C shares of the Fund acquired through a reinvestment of dividends will convert to Class A shares of the Fund pro rata with Class C shares of the Fund not acquired through dividend reinvestment. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares.

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In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary's conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Level Sales Charges Alternative — Class C shares

Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates financial intermediaries for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, as discussed above, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this SAI. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Retail Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Institutional Class shares or Class R6 shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of the Fund's Institutional Class shares or Class R6 shares (if applicable). Shareholders of the Institutional Class and Class R6 shares may not vote on matters affecting the Plans.

The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Retail Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of shares of the Retail Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust's Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreement, as amended, have all been approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Retail Class's outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class's

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outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. With respect to the Fund's Class A Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's Class C shares. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for its review.

For the fiscal year ended Oct. 31, 2020, the Rule 12b-1 payments for the Fund's Class A shares, Class C shares, and Class R shares were: $109,974, $33,156, and $22,176 respectively. Such amounts were used for the following purposes:

Delaware Global Listed Real Assets Fund	Class A shares	Class C shares	Class R shares
Advertising	$55	$4	$6
Annual/Semiannual Reports	-	-	-
Broker Sales Charges	-	$1,241	-
Broker Trails[1]	-	$25,088	$8,141
Salaries and Commissions to Wholesalers	$17,416	$3,619	$13,154
Interest on Broker Sales Charges	-	$765	-
Promotional-Other	-	-	-
Prospectus Printing (to other than current shareholders)	-	-	-
Wholesaler Expenses	$92,503	$2,439	$875
Total	$109,974	$33,156	$22,176

[1]

The broker trail amounts listed in this row are principally based on payments made to broker dealers monthly. However, certain brokers receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Special Purchase Features — Class A shares

Buying Class A Shares at Net Asset Value: As disclosed in the Prospectus, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV. The requirements are as follows: (i) the purchases must be made in a Delaware Funds Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan or a member of their household distributed by an affiliate of the Manager; and (ii) purchases in a Foundation IRA require a minimum initial investment of $5,000 per Fund. Delaware Funds reserve the right to modify or terminate these arrangements at any time.

Additional Class A shares of a Fund may be purchased at NAV by existing shareholders or certain participants who were in a certain legacy group plan as of June 30, 2014 and who were transferred to a certain legacy group plan as of July 1, 2014, where participants of such legacy group plan were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Fund will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Fund and of any class of any of the other Delaware Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor's obligation under a letter of intent, Class C shares of the Fund and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Fund. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

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•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also request to combine any subsequent purchases of Class A shares and Class C shares of the Fund, as well as shares of any other class of any of the other Delaware Funds that offer such classes (except shares of any Delaware Fund that do not carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of the Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of the Fund (and of the Institutional Class shares of the Fund holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Funds investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Retail Classes” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

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Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Fund, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Institutional Class shares may only be directed to other Institutional Class shares, dividends from Class R shares may only be directed to other Class R shares, and dividends from Class R6 shares may only be directed to other Class R6 shares.

Compensation to Financial Intermediaries — Dividend and Capital Gains

Dividends and capital gains on Class C shares may be reinvested at NAV, however the Distributor will not compensate the financial intermediaries on the shares resulting from the dividends or capital gains at the time of reinvestment. Shares resulting from dividends and capital gains must age 12 months following the reinvestment date, and Rule 12b-1 Plan fees will be paid to the financial intermediary in the 13th month following the reinvestment date.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Fund's Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Fund's transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

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Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Fund through regular liquidations of shares in their accounts in other Delaware Funds. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class C shares. See the Prospectus for a list of the instances in which the CDSC is waived.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares or Class R6 shares. For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Fund's other share classes are effected at the NAV per

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Determining Offering Price and Net Asset Value

share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

The offering price for Class A shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00pm Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Fund's next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectus.

Each Class of the Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class's percentage in the Fund represented by the value of shares of such Classes, except that Institutional Class and Class R6 shares will not incur any of the expenses under the Trust's Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of the Fund will vary.

The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining the Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and US government agency mortgage-backed securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE. Unlisted domestic equity securities are valued at the last sale price as of the close of the NYSE. Domestic equity securities traded over-the-counter and domestic equity securities that are not traded on the valuation date are valued at the mean of the bid and asked price or at a price determined to represent fair value.

US government securities are priced at the mean of the bid and asked price. Corporate bonds and other fixed income securities are generally valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. NAV includes interest on fixed income securities, which is accrued daily. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recent quoted mean price or, when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted mean price will be used.

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Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Nonexchange-traded options are also valued at the mean between the last reported bid and asked prices. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Board, as applicable.

The securities in which the Fund, which possesses a limited ability to invest in foreign securities, may invest from time to time may be listed primarily on foreign exchanges that trade on days when the NYSE is closed (such as holidays or Saturday). As a result, the NAV of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and ask prices of such currencies against the US dollar, as provided by an independent pricing service or any major bank, including BNY Mellon. Forward foreign currency contracts are valued at the mean price of the contract. Interpolated values will be derived when the settlement date of the contract is on an interim period for which quotations are not available. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated into US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange.

Redemption and Exchange

General Information: You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to fairly value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

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Redemption and Exchange

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.

The value of the Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C shares” under “Purchasing Shares” above and in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. In the case of Class C shares, shareholders will also continue to be subject to the automatic conversion schedule of the Original Shares as described in this SAI. In an exchange of Class C shares, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class C shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher Rule 12b-1 fees applicable to Class C shares for a longer period of time than if the investment in New Shares were made directly.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Class C shares acquired by exchange will continue to carry the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class C shares acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion to Class A shares of the Fund. Holders of Class R shares of the Fund are permitted to exchange all or part of their Class R shares only for Class R shares of other Delaware Funds or, if Class R shares are not available for a particular fund, for the Class A shares of such fund. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Fund from which the exchange is being made at the time of the exchange.

The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund's Prospectus for more information on its market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption: You can write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

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Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange: You may also write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange: To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Fund and its Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by the Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service: You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans: Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

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Redemption and Exchange

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Funds or is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) for shares purchased prior to July 1, 2020, 1.00% if such shares are redeemed during the first year after the purchase; and 0.50% if such shares are redeemed during the second year after the purchase; and (ii) for shares purchased on or after July 1, 2020, 1.00% if such shares are redeemed during the first 18 months after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer's commission described above in “Dealer's Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectuses, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count toward satisfying the holding period. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Funds or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges: Please see the Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares may be waived. The Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares are

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waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

As disclosed in the Prospectus, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

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The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

•
The redemption must be made by any group retirement plan (excluding defined benefit pension plans) that purchased Class C shares prior to a recordkeeping transition period from August 2004 to October 2004 and purchased shares through a retirement plan alliance program, provided that (i) RFS was the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program and (ii) RFS provided fully bundled retirement plan services and maintained participant records on its proprietary recordkeeping system.

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Class C shares that are or were held in a qualified retirement plan account serviced by third-party administrators will not be subject to a CDSC upon the redemption of such shares regardless of the length of time the shares were held by the shareholder.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of the Fund's net investment income and net realized capital gains, if any, in the amount and at the times that will allow the Fund to avoid incurring any material amounts of federal income or excise taxes.

The A, C, and R Classes of the Fund alone will incur distribution fees under their respective Rule 12b-1 Plans.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.

Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current NAV and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's efforts to locate the shareholder if the shareholder's mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

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Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

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Distributions and Taxes

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Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules

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not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after Oct. 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October capital losses”), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after Oct. 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after Dec. 31 of the current taxable year, over (b) the ordinary income incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Since the Fund has a fiscal year ending in October, the amount of qualified late year losses (if any) is computed without regard to any items of income, gain, or loss that are (a) post-October capital losses, (b) specified losses, and (c) specified gains.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund's taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on Jan. 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The US has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to

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Distributions and Taxes

you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Fund Transactions — Investments in US REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the US, or (ii) are eligible for benefits under certain income tax treaties with the US that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the US. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, US REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Fund may choose to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Business interest income.  Under Section 163(j) of the Code, enacted by the Tax Cuts and Jobs Act, generally, the amount of business interest that a taxpayer can deduct for any year is limited to the taxpayer's (i) business interest income (which is the amount of interest includible in the gross income of the taxpayer which is properly allocable to a trade or business, but does not include investment income) plus (ii) 30% (or possibly 50% for tax years beginning in 2019 and 2020) of adjusted taxable income (but not less than zero) plus (iii) floor plan financing interest.  A Fund is permitted to pass-through its net business interest income (generally the Fund's interest income less applicable expenses and deductions) as a “Section 163(j)

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interest dividend.” The amount passed through to shareholders is considered interest income and can then be used to determine such shareholder's business interest deduction under Section 163(j), if any, subject to holding period requirements and other limitations.  A Fund may choose not to report such Section 163(j) interest dividends.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Fund Transactions — Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date.

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Distributions and Taxes

However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund's website at delawarefunds.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

•
the automatic conversion of Class C shares into Class A shares of the same Fund approximately eight years after purchase,

•
the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

•
the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

•
the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss

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treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such

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Distributions and Taxes

income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-US Investors — Investment in US real property” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

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Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•
provide your correct social security or taxpayer identification number,

•
certify that this number is correct,

•
certify that you are not subject to backup withholding, and

•
certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

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Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-US persons subject to US tax on the disposition of a US real property interest (“USRPI”) as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

FIRPTA “wash sale” rule. If the Fund is a qualified investment entity that is domestically controlled (i.e. less than 50% in value of the Fund has been owned directly or indirectly by non-US shareholders during the 5-year period ending on the date of disposition) and a non-US shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a FIRPTA distribution, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the FIRPTA distribution, and (iii) does not in fact receive the FIRPTA distribution in a manner that subjects the non-US shareholder to tax under FIRPTA, then the non-US shareholder is required to pay US tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Fund shares as FIRPTA gain. In addition, a sale or redemption of Fund shares will be FIRPTA gain to a non-US shareholder if the non-US shareholder owns more than 5% of a class of shares in the Fund and the Fund is otherwise considered a USRPHC, i.e. 50% or more of the Fund's assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in US REITs that are not controlled by US shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 10%.

In the unlikely event that the Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a US trade or business.” As a result, the non-US shareholder will be required to pay US income tax on such gain and file a nonresident US income tax return.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

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US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After Dec. 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

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Performance Information

To obtain the Fund's most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.

Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Fund's Annual Report. The Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PwC, the independent registered public accounting firm, for the fiscal year ended Oct. 31, 2020, are included in the Fund's Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Report into this SAI.

Principal Holders

As of Jan. 31, 2021, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Fund. Management does not have knowledge of beneficial owners.

The Manager and its affiliates may provide the initial seed capital in connection with the creation of a Delaware Funds product. To the extent that the Manager or its affiliates maintain such seed capital in a Delaware Funds product, the Manager or its affiliates may engage in a total return swap or other hedge on its investment for the sole purpose of limited the volatility of earnings of the Manager and its corporate parents. Neither the Manager nor its affiliates seek to profit by hedging the seed capital investments in the Delaware Funds products, and the total return swap or other hedge is not expected to have any effect on the investment performance of any Delaware Funds products.

Class	Shareholder Address	Percentage
Delaware Global Listed Real Assets Fund Class A	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	15.17%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	9.99%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	5.51%
Delaware Global Listed Real Assets Fund Class C	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	37.44%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	17.29%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	12.01%

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Class	Shareholder Address	Percentage
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.57%
	JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN NY 11245	6.44%
Delaware Global Listed Real Assets Fund Class R	ASCENSUS TRUST COMPANY FBO AG RISK SOLUTIONS RETIREMENT PLAN P.O. BOX 10758 FARGO ND 58106	10.26%
Delaware Global Listed Real Assets Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310	11.40%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	72.86%
Delaware Global Listed Real Assets Fund Class R6	LINCOLN RETIREMENT SERVICES COMPANY FBO MMH INC RETIREMENT PLAN PO BOX 7876 FORT WAYNE IN 46801-7876	63.60%
	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	25.38%
	BOND STREET CUSTODIANS LIMITED ACF MACQUARIE ASSET MANAGEMENT HOLDINGS P/L MACQUARIE BANK C/O INTERNATIONAL OPERATION SHELLEY STREET NO 1 SYDNEY NSW 2000 AUSTRALIA	8.13%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody's Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody's Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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68

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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69

PART C
(Delaware Pooled Trust)
File Nos. 033-40991/811-06322
Post-Effective Amendment No. 103

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.
			(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.
			(ii)	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 65 filed December 30, 2009.
			(iii)	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 65 filed December 30, 2009.
			(iv)	Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 85 filed February 25, 2016.
		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 30 filed December 14, 1999.
	(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 85 filed February 25, 2016.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)

Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 26, 2010.

			(i)	Executed Amendment No. 12 (March 31, 2017) to Exhibit A of the Investment Management Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed February 28, 2018.
(2)

Executed Sub-Advisory Agreement (July 13, 2012) between Mondrian Investment Partners, Ltd. and Delaware Management Company (a series of Macquarie Investment Management Business Trust, formerly, Delaware Management Business Trust), relating to Macquarie Emerging Markets Portfolio (formerly, The Emerging Markets Portfolio) and Macquarie Labor Select International Equity Portfolio (formerly, The Labor Select International Equity Portfolio) incorporated into this filing by reference to Post-Effective Amendment No. 93 filed February 27, 2019.

(3)

Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 101 filed February 28, 2020.

(i)

Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 101 filed February 28, 2020.

(4)

Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 101 filed February 28, 2020.

(i)

Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 101 filed February 28, 2020.

(5)

Executed Amended and Restated Sub-Advisory Agreement (January 29, 2021) between Macquarie Investment Management Austria Kapitalanlage AG and Delaware Management Company attached as Exhibit No. EX-99.d.5

(6)

Executed Investment Advisory Expense Limitation Letter (February 19, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant attached as Exhibit No. EX-99.d.6.

	(e)	Underwriting Contracts.
		(1)	Distribution Agreements.
(i)

Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 89 filed February 27, 2017.

(ii)

Executed Amendment No. 2 (March 31, 2017) to Schedule I to the Amended and Restated Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed February 28, 2018.

		(2)	Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 93 filed February 27, 2019.
		(3)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 93 filed February 27, 2019.
		(4)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 93 filed February 27, 2019.
	(f)	Bonus or Profit Sharing Contracts. Not applicable.
	(g)	Custodian Agreements.
(1)

Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 62 filed February 27, 2009.

			(i)	Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 83 filed February 27, 2015.
			(ii)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed February 28, 2018.

(2)

Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.

(i) Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 69 filed March 1, 2011.
(ii) Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 26, 2010.
(h)	Other Material Contracts.
(1)

Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 37 filed October 31, 2001.

(i) Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 83 filed February 27, 2015.
(ii) Executed Amendment No. 8 (March 31, 2017) to Schedule A to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed February 28, 2018.
(iii) Executed Amended and Restated Schedule B (July 1, 2018) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 93 filed February 27, 2019.
(iv)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 83 filed February 27, 2015.

(2)

Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 81 filed February 28, 2014.

(i)

Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed February 28, 2018.

(3)

Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 81 filed February 28, 2014.

(i)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 83 filed February 27, 2015.

(ii)

Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 91 filed February 28, 2018.

(i)	Legal Opinion.
	(1)	Opinion and Consent of Counsel (October 21, 2005) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed October 31, 2005.
(2)

Opinion and Consent of Counsel (June 3, 2009) with respect to Macquarie Emerging Markets Portfolio II (formerly, The Emerging Markets Portfolio II) incorporated into this filing by reference to Post-Effective Amendment No. 64 filed June 3, 2009.

(3)

Opinion and Consent of Counsel (August 31, 2016) with respect to the Class R6 shares of Delaware Global Listed Real Assets Fund (formerly, Delaware REIT Fund) incorporated into this filing by reference to Post-Effective Amendment No. 87 filed August 31, 2016.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (February 2021) attached as Exhibit No. EX-99.j.
(k)	Omitted Financial Statements. Not applicable.
(l)	Initial Capital Agreements. Not applicable.
(m)	Rule 12b-1 Plan.
	(1)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 26, 2010.
	(2)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 26, 2010.
	(3)	Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 66 filed February 26, 2010.
(n)	Rule 18f-3 Plan.
	(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (November 18, 2020)attached as Exhibit No. EX-99.n.1.
(i) Updated Appendix A (December 31, 2020) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.
(o)	Reserved.
(p)	Codes of Ethics.
	(1)	Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (September 8, 2020) attached as Exhibit No. EX-99.p.1.
	(2)	Code of Ethics for Mondrian Investment Partners Limited (February 2016) incorporated into this filing by reference to Post-Effective Amendment No. 89 filed February 27, 2017.
	(3)	Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016) attached as Exhibit No. EX-99.p.3.
	(4)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (August 2018) incorporated into this filing by reference to Post-Effective Amendment No. 99 filed August 20, 2019.
	(5)	Code of Ethics for Macquarie Investment Management Europe Limited (September 2017) incorporated into this filing by reference to Post-Effective Amendment No. 101 filed February 28, 2020.
	(6)	Code of Ethics for Macquarie Investment Management Global Limited (June 2016) incorporated into this filing by reference to Post-Effective Amendment No. 101 filed February 28, 2020.
(q)	Other.
	(1)	Powers of Attorney (August 20, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 85 filed February 25, 2016.
	(2)	Power of Attorney for Jerome D. Abernathy (December 19, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 93 filed February 27, 2019.
	(3)	Power of Attorney for Christianna Wood (December 18, 2018) incorporated into this filing by reference to Post-Effective Amendment No. 93 filed February 27, 2019.

Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.

Indemnification. Article VII, Section 2 (November 15, 2006) of the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 59 filed December 28, 2007.  Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 85 filed February 25, 2016.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds® by Macquarie (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Shawn Lytle	President since June 2015	President/Chief Executive Officer/Trustee since June 2015	Mr. Lytle has served in various executive capacities within Macquarie Investment Management
Roger A. Early	Executive Vice President/Chief Investment Officer - US Fixed Income/ Executive Director	Executive Vice President/Executive Director, Chief Investment Officer - US Fixed Income	Mr. Early has served in various capacities within Macquarie Investment Management
John Leonard	Executive Vice President/Global Head of Equities/Executive Director	Executive Vice President/Global Head of Equities	Mr. Leonard has served in various executive capacities within Macquarie Investment Management
Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income	Executive Vice President/Head of Fixed Income	Mr. Lewthwaite has served in various executive capacities within Macquarie Investment Management
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/General Counsel/Secretary	Mr. Connor has served in various executive capacities within Macquarie Investment Management Senior Vice President/General Counsel/Secretary – Optimum Fund Trust
Brian L. Murray, Jr.	Senior Vice President/ Global Chief Compliance Officer/Division Director	Senior Vice President/ Chief Compliance Officer	Mr. Murray has served in various capacities within Macquarie Investment Management Senior Vice President/Global Chief Compliance Officer – Optimum Fund Trust
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director	Senior Vice President/ Chief Financial Officer	Mr. Salus has served in various capacities within Macquarie Investment Management
Daniel V. Geatens	Vice President/ Head of US Fund Administration/Division Director	Vice President/Treasurer	Mr. Geatens has served in various capacities within Macquarie Investment Management Vice President/Treasurer/Chief Financial Officer – Optimum Fund Trust
Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. Alston has served in various capacities within Macquarie Investment Management
Christopher S. Beck	Senior Vice President/ Chief Investment Officer—Small /Mid-Cap Value Equity/Executive Director	Senior Vice President/ Chief Investment Officer—Small/Mid-Cap Value Equity	Mr. Beck has served in various capacities within Macquarie Investment Management
David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Investment/Division Director	Senior Vice President/Chief of Staff	Mr. Brenner has served in various capacities within Macquarie Investment Management
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/ /Co-Head of High Yield	Mr. Brown has served in various capacities within Macquarie Investment Management
Michael F. Capuzzi	Senior Vice President/ Head of Investment Operations/US Chief Operating Officer/Division Director	Senior Vice President/ US Chief Operations Officer	Mr. Capuzzi has served in various capacities within Macquarie Investment Management
Liu-Er Chen	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare/Division Director	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various capacities within Macquarie Investment Management
Stephen J. Czepiel	Senior Vice President/ Head of Municipal Bonds Portfolio Management	Senior Vice President/ Head of Municipal Bonds Portfolio Management	Mr. Czepiel has served in various capacities within Macquarie Investment Management
Craig C. Dembek	Senior Vice President/ Head of Credit Research	Senior Vice President/ Head of Credit Research	Mr. Dembek has served in various capacities within Macquarie Investment Management
Joseph Devine	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities/Division Director	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities	Mr. Devine has served in various capacities within Macquarie Investment Management
W. Alexander Ely	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity	Mr. Ely has served in various capacities within Macquarie Investment Management
Brad Frishberg	Senior Vice President/ Chief Investment Officer, Global Listed Infrastructure/Division Director	None	Mr. Frishberg has served in various capacities within Macquarie Investment Management
Stuart M. George	Senior Vice President/Global Head of Equity Trading/Division Director	Senior Vice President/Global Head of Equity Trading	Mr. George has served in various capacities within Macquarie Investment Management

Gregory Gizzi	Senior Vice President/ Head of Municipal Bonds/Division Director	Senior Vice President/ Head of Municipal Bonds	Mr. Gizzi has served in various capacities within Macquarie Investment Management
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Division Director	Senior Vice President/Head of Global and Multi-Asset Credit	Mr. Hillmeyer has served in various capacities within Macquarie Investment Management
James L. Hinkley	Senior Vice President/ Head of Global Product Development/Head of Special Projects	None	Mr. Hinkley has served in various capacities within Macquarie Investment Management
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading, Portfolio Manager/Division Director	Senior Vice President/Head of Credit Trading	Mr. Ishaq has served in various capacities within Macquarie Investment Management
Alexander Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director	Senior Vice President/Head of Emerging Markets Debt	Mr. Kozhemiakin has served in various capacities within Macquarie Investment Management
Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. LaTorraca has served in various capacities within Macquarie Investment Management
Nik Lalvani	Senior Vice President/ Chief Investment Officer – Large Cap Value/Division Director	Senior Vice President/ Chief Investment Officer – Large Cap Value	Mr. Lalvani has served in various capacities within Macquarie Investment Management
Stefan Loewenthal	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team/Division Director	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team	Mr. Lowenthal has served in various capacities within Macquarie Investment Management
Daniela Mardarovici	Senior Vice President/Co-Head of High Yield/Division Director	Senior Vice President/Co-Head of High Yield	Ms. Mardarovici has served in various capacities within Macquarie Investment Management
John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield	Mr. McCarthy has served in various capacities within Macquarie Investment Management
Carleen Michalski	Senior Vice President/ Head of Global Product Development/Associate Director	Senior Vice President/ Head of Global Product Development	Ms. Michalski has served in various capacities within Macquarie Investment Management
Francis X. Morris	Senior Vice President/Chief Investment Officer, Core Equity/Executive Director	Senior Vice President/Chief Investment Officer, Core Equity	Mr. Morris has served in various capacities within Macquarie Investment Management
Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments	Ms. Natalini has served in various capacities within Macquarie Investment Management
Philip O. Obazee	Senior Vice President/Head of Derivatives/Division Director	Senior Vice President/Head of Derivatives	Mr. Obazee has served in various capacities within Macquarie Investment Management
Terrance M. O’Brien	Senior Vice President/US Head of Quantitative and Markets Research/Division Director	Senior Vice President/US Head of Quantitative and Markets Research	Mr. O’Brien has served in various capacities with Macquarie Investment Management
Mansur Z. Rasul	Senior Vice President/Senior Portfolio Manager/Associate Director	Senior Vice President/Senior Portfolio Manager	Mr. Rasul has served in various capacities with Macquarie Investment Management
Kevin Schildt	Senior Vice President/Co-Head of Municipal Credit Research	Senior Vice President/Co-Head of Municipal Credit Research	Mr. Schildt has served in various capacities with Macquarie Investment Management
Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director	Senior Vice President/Global Head of Marketing and Product	Mr. Siegel has served in various capacities with Macquarie Investment Management
John C. Van Roden III	Senior Vice President/ Head of Municipal Trading	Senior Vice President/ Head of Municipal Trading	Mr. Van Roden has served in various capacities within Macquarie Investment Management
Kathryn R. Williams	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary	Ms. Williams has served in various capacities within Macquarie Investment Management
Gary T. Abrams	Vice President/Head of International Equity Trading	Vice President/Head of International Equity Trading	Mr. Abrams has served in various capacities within Macquarie Investment Management
Jamie Chiarieri	Vice President/Senior Private Placements Analyst/Senior Manager	None	Mr. Chiarieri has served in various capacities within Macquarie Investment Management
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various capacities within Macquarie Investment Management
Kishor K. Daga	Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director	Vice President/ Associate Director of US Portfolio Administration	Mr. Daga has served in various capacities within Macquarie Investment Management
Euclyn A. Denton	Vice President/Senior Manager of US Fund Administration	Vice President/Financial Administration	Mr. Denton has served in various capacities within Macquarie Investment Management
Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Dresnin has served in various capacities within Macquarie Investment Management
Joel A. Ettinger	Vice President/Taxation/Associate Director	Vice President/Taxation	Mr. Ettinger has served in various capacities within Macquarie Investment Management
William J. Fink	Vice President/ Deputy Chief Compliance Officer/Senior Manager	None	Mr. Fink has served in various capacities within Macquarie Investment Management
Joseph A. Fiorilla	Vice President/Trading Operations/Associate Director	Vice President/Head of US Trading Operations	Mr. Fiorilla has served in various capacities within Macquarie Investment Management
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None	Mr. Hoban has served in various capacities within Macquarie Investment Management

Christopher Gowlland	Vice President/Head of Equity Quantitative Research/Associate Director	Vice President/Head of Equity Quantitative Research/Associate Director	Mr. Gowlland has served in various capacities within Macquarie Investment Management
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Hopkins has served in various capacities within Macquarie Investment Management
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Johnson has served in various capacities within Macquarie Investment Management
Francis Magee	Vice President/Senior Manager, US Fund Administration	Vice President/Financial Administration	Mr. Magee has served in various capacities within Macquarie Investment Management
Michael Q. Mahoney	Vice President/ Fund Administration/Head of US Service Provider Manager/Associate Director	Vice President/Head of US Service Provider Management	Mr. Mahoney has served in various capacities within Macquarie Investment Management
Andrew McEvoy	Vice President/Trade Settlements/Associate Director of US Transaction Management	Vice President/Associate Director of US Transaction Management	Mr. McEvoy has served in various capacities within Macquarie Investment Management
Peter T. Pan	Vice President/Head of US SMA Trading/Associate Director	Vice President/Head of US SMA Trading	Mr. Pan has served in various capacities within Macquarie Investment Management
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Shields has served in various capacities within Macquarie Investment Management
William Speacht	Vice President /Deputy Chief Compliance Officer/Associate Director	Vice President /Deputy Chief Compliance Officer	Mr. Speacht has served in various capacities within Macquarie Investment Management
Molly Thompson	Vice President/Head of MIM Americas Client Services/Associate Director	None	Ms. Thompson has served in various capacities within Macquarie Investment Management
Kelly Vaughan	Vice President/MIM Americas Client Service Manager/Senior Manager	None	Ms. Vaughan has served in various capacities within Macquarie Investment Management
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Wang has served in various capacities within Macquarie Investment Management
Lauren Weintraub	Vice President/Equity Trader/Senior Manager	None	Ms. Weintraub has served in various capacities within Macquarie Investment Management
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director	None	Mr. Zalewski has served in various capacities within Macquarie Investment Management
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer	Mr. Lenoir has served in various capacities within Macquarie Investment Management

Macquarie Funds Management Hong Kong Limited (MFMHKL), Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong serves as a sub-advisor to Delaware Global Listed Real Assets Fund, Macquarie Emerging Markets Portfolio II. MFMHKL is an affiliate of the Manager and a part of Macquarie Investment Management (“MIM”). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MFMHKL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-76257) is incorporated into this filing by reference.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Kaerntner Strasse 28, 1010 Vienna, Austria, serves as sub-advisor to Delaware Global Listed Real Assets Fund, Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio. MIMAK is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

Macquarie Investment Management Europe Limited (MIMEL), 28 Ropemaker Street, London, England, serves as a sub-advisor to Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio. MIMEL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-111954) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (MIMGL), 50 Martin Place, Sydney, Australia, serves as a sub-advisor to Delaware Global Listed Real Assets Fund, Macquarie Core Plus Bond Portfolio, Macquarie Emerging Markets Portfolio II and Macquarie High Yield Bond Portfolio.  MIMGL is an affiliate of the Manager and a part of MIM. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Mondrian Investment Partners Limited (Mondrian), 5th Floor, 10 Gresham Street, London, England EC2V 7JD, serves as sub-advisor to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio. Information on the directors and officers of Mondrian set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-37702) is incorporated into this filing by reference

Item 32.	Principal Underwriters.
	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds® by Macquarie and the Optimum Fund Trust.
(b)

Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Brett D. Wright	President/ Head of Client Solutions Group Americas/Executive Director	None
David Brenner	Senior Vice President/Chief of Staff-Macquarie Investment Management	Senior Vice President/Chief of Staff
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Eric S. Kleppe	Senior Vice President/Institutional Client Services/ Head of Institutional Relationship Management, CSG Americas/Associate Director	None

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer/Division Director	Senior Vice President/Chief Compliance Officer
Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments
Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	Senior Vice President/Chief Financial Officer
Neil Siegel	Senior Vice President/Global Head of Marketing and Product/Executive Director	Senior Vice President/Chief Marketing and Product Officer
Kathryn R. Williams	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Christopher J. Calhoun	Vice President/ Head of US Fund Intermediary Services/Associate Director	None
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Dresnin	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Daniel V. Geatens	Vice President/Division Director	Vice President/Treasurer
John L. Greico	Vice President/Senior Consultant, CSG Americas/Associate Director	None
Robert T. Haenn	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Rachel Jacobs	Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director	None
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Q. Mahoney	Vice President/Head of US Provider Management/Associate Director	Vice President/Head of US Service Provider Management
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
William Speacht	Vice President/Deputy Chief Compliance Officer/Associate Director	Vice President/Deputy Chief Compliance Officer
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Antoinette C. Robbins	Senior Compliance Officer	None
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.

Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 25th day of February 2021.

DELAWARE POOLED TRUST

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	February 25, 2021
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	February 25, 2021
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	February 25, 2021
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	February 25, 2021
Ann D. Borowiec

Joseph W. Chow	*	Trustee	February 25, 2021
Joseph W. Chow

John A. Fry	*	Trustee	February 25, 2021
John A. Fry

Frances A. Sevilla-Sacasa	*	Trustee	February 25, 2021
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	February 25, 2021
Thomas K. Whitford

Christianna Wood	*	Trustee	February 25, 2021
Christianna Wood

Janet L. Yeomans	*	Trustee	February 25, 2021
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	February 25, 2021
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Pooled Trust N-1A)

Exhibit No.	Exhibit
EX-99.d.5	Executed Amended and Restated Sub-Advisory Agreement (January 29, 2021) between Macquarie Investment Management Austria Kapitalanlage AG and Delaware Management Company
EX-99.d.6	Executed Investment Advisory Expense Limitation Letter (February 19, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant
EX-99.j	Consent of Independent Registered Public Accounting Firm (February 2021)
EX-99.n.1	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (November 18, 2020)
EX-99.n.1.i	Updated Appendix A (December 31, 2020) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3
EX-99.p.1	Code of Ethics for Macquarie Investment Management, Delaware Funds® by Macquarie and Optimum Fund Trust (September 8, 2020)